As filed with the Securities and Exchange Commission on January 9, 2006

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-3802

                          NEUBERGER BERMAN INCOME FUNDS
                          -----------------------------
             (Exact Name of the Registrant as Specified in Charter)
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
               (Address of Principal Executive Offices - Zip Code)

       Registrant's Telephone Number, including area code: (212) 476-8800

                    Peter E. Sundman, Chief Executive Officer
                          Neuberger Berman Income Funds
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                              Arthur Delibert, Esq.
                   Kirkpatrick & Lockhart Nicholson Graham LLP
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036
                   (Names and Addresses of agents for service)


Date of fiscal year end: October 31, 2005

Date of reporting period: October 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

[NEUBERGER BERMAN LOGO]

A LEHMAN BROTHERS COMPANY

ANNUAL REPORT
OCTOBER 31, 2005

NEUBERGER BERMAN
INCOME FUNDS(R)

INSTITUTIONAL CLASS SHARES

STRATEGIC INCOME FUND

                                               NEUBERGER BERMAN OCTOBER 31, 2005

CONTENTS

THE FUND

CHAIRMAN'S LETTER                                          2

PORTFOLIO COMMENTARY                                       4

FUND EXPENSE INFORMATION                                   9

SCHEDULE OF INVESTMENTS                                   10

FINANCIAL STATEMENTS                                      19

FINANCIAL HIGHLIGHTS
  PER SHARE DATA                                          31

REPORT OF INDEPENDENT REGISTERED
  PUBLIC ACCOUNTING FIRM                                  33

DIRECTORY                                                 34

TRUSTEES AND OFFICERS                                     35

PROXY VOTING POLICIES AND PROCEDURES                      43

QUARTERLY PORTFOLIO SCHEDULE                              43

NOTICE TO SHAREHOLDERS                                    44

BOARD CONSIDERATION OF THE
  MANAGEMENT AND SUB-ADVISORY
  AGREEMENTS                                              45

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2005 Neuberger Berman Management Inc. All rights reserved.

CHAIRMAN'S LETTER

[PHOTO OF PETER SUNDMAN]

DEAR SHAREHOLDER,

I am pleased to present to you this annual report for the Neuberger Berman Strategic Income Fund for the fiscal year ending October 31, 2005. The report includes portfolio commentary, a listing of the Fund's investments, and its audited financial statements for the reporting period.

The portfolio represents an attractive mix of income-producing securities, which include real estate investment trusts (REITs), investment grade debt, high yield securities, foreign securities, and other dividend-paying equities. The Fund's return over the reporting period demonstrates the benefits of investing in a diverse portfolio of income-producing securities managed by investment professionals who are experts in their areas of focus. Oversight from an Asset Allocation Committee, whose primary responsibility is to tactically and strategically adjust the portfolio's exposure to each of these market sectors, offers additional flexibility to pursue long-term returns in the most attractive segments.

Recently, investors have been scrutinizing the economic tea leaves, trying to discern how the interplay of growth, inflation and the Federal Reserve will play out in the markets. This latest round of Fed-watching has its roots back in the spring of 2004, when after some strong economic reports, investors began anticipating that the Fed would begin raising short-term rates to quell inflationary pressures. Since then, even minor economic releases have seemed cause for rejoicing or despondency, depending on your perspective. Yet even as the Fed began a series of rate increases that continues to this day, long-term interest rates hardly budged.

Early this year, the yields on long-term rates appeared so stubbornly steadfast that Fed Chairman Alan Greenspan called the phenomenon a "conundrum" -- and helped trigger a two-month swoon in the stock and bond markets, as investors feared more dramatic action from the Fed. Bonds bounced back again in April (as stocks did in May) and generally held steady through September, as the Fed continued its campaign of "measured" increases. However, when the Fed hiked rates following Hurricanes Katrina and Rita, and opined that the risk of inflation was still greater than the risk of economic decline, the markets sold off again -- as investors appeared to grasp the seriousness of the Fed's intentions. Despite all this drama, the fiscal year proved relatively positive for the bond market and the equity market as well.

The ongoing saga of the Fed, inflation and interest rates will undoubtedly continue in the coming year. As of this writing, we have a new wrinkle in the story as Ben S. Bernanke has been nominated to replace Alan Greenspan as Fed chairman. The bond market, in particular, has reacted favorably to his nomination, but is already debating his potential impact on the Fed and the markets.

Of course, Neuberger Berman's portfolio managers do not risk shareholders' money based on their opinions of the Fed's next move. The managers' job is to run portfolios based on their underlying investment disciplines, standing ready to capitalize on opportunities whenever they arise. Although past results are not indicative of future returns, we believe that our emphasis on income and capital preservation will, over the long term, work in our shareholders' best interests.

Sincerely,


                                /s/ Peter Sundman

                                  PETER SUNDMAN
                              CHAIRMAN OF THE BOARD
                          NEUBERGER BERMAN INCOME FUNDS

STRATEGIC INCOME FUND PORTFOLIO COMMENTARY

For the fiscal year ending October 31, 2005, the Neuberger Berman Strategic Income Fund provided a total return of 6.68%, compared to the Lehman Brothers U.S. Aggregate Index's return of 1.13%.

The Fund's return over the period demonstrates the benefit of investing in a diversified portfolio of income-producing securities. We continue to maximize the Fund's exposure to nontraditional fixed income sectors, including European bonds, real estate investment trusts (REITs), dividend-paying equities and high yield bonds, while limiting the Fund's exposure to U.S. Treasury securities and high-grade corporate bonds.

During fiscal 2005, our strategy provided shareholders with returns well above those of the broader bond market, while remaining cognizant of risk. We believe that our ability to strategically and tactically adjust our mix of investments provides the flexibility to pursue the long-term return potential of better performing, income-producing market sectors.

At the end of the reporting period, 18.9% of the Fund's assets were invested in the core area of U.S. Treasury issues, agency obligations and mortgage-backed securities. Our largest holdings outside of this area were in corporate bonds, which accounted for 29% of net assets. The Fund held 25.8% of its net assets in common and preferred stocks (including REIT securities) and 12.7% in foreign bonds. Cash and cash equivalents accounted for 12.3% of net assets and convertible debt represented 1.3% of net assets.

REITs

REITs performed well across the board -- office properties, regional malls, apartments and industrial properties all provided strong returns. The office sector benefited from improved economic growth and modest rent growth. Shares in industrial properties rose as the demand for warehouse space increased, pension funds became more interested in the sector and industrial property joint ventures multiplied. Apartment properties fared well, reflecting the recent improvement in fundamentals and rising occupancy rates. The apartment sector also benefited from the perception that the market for housing sales has peaked. Regional malls did well, in part due to healthy consumer spending and excellent retail economics this year.

In this environment, the Fund benefited from the strength of -- and an overweight position in -- the office sector. Health care REITs also performed well and the Fund's holdings outperformed benchmark sector components. In the apartment sector, the portfolio's market weight position in this strongly performing segment helped overall returns. However, the hotel sector lagged, as did our holdings in the group, as investors took gains made in 2004 and moved on to other property areas. Community shopping centers also lagged behind other REIT sectors, which we attribute to limited acquisition opportunities. We believe that our emphasis on diversification across property sectors and geographic regions continues to enhance the Fund's ability to deliver consistent returns.

From a broader perspective, we remain optimistic about REIT fundamentals. As a result of rising construction costs (a 10%-15% rise over the last 12 months, concentrated in labor and raw materials), we believe that supply growth will remain modest over the coming year. Furthermore, we remain positive on demand growth, particularly in light of expectations for 3% GDP growth in 2006. We also expect the Federal Reserve to complete its series of rate increases in the first half of 2006. If this supply/demand environment continues, we anticipate a rise in occupancy rates and rent levels for 2006, a scenario that bodes well for the commercial real estate market.

The REIT industry's solid earnings growth through the first three quarters of 2005 suggests to us a favorable earnings outlook for 2006. Commercial real estate fundamentals remain attractive, which is consistent with market expectations. We expect REIT dividend growth also to be attractive, at around 3% to 4% in the coming 12 months. In addition, continued healthy capital markets would be expected to lead to an increase in merger and acquisition activity in 2006. We expect the Fund to be a beneficiary of this trend.

HIGH YIELD SECURITIES

The high yield market was volatile over the course of the fiscal year. High yield bonds ended calendar 2004 on a reasonably strong note and held onto that strength through February 2005. With fears of higher inflation, a spike in Treasury rates, and Federal Reserve Chairman Greenspan's comments about a bond market "conundrum," high yield bonds declined in March and were down slightly in April. May and June, in contrast, were solid months, but September and October saw the return of declines, in part due to rising Treasury rates.

In addition to the economic drivers of high yield returns, there were other notable developments affecting the market. In mid-March, General Motors revised its expectations for corporate cash flow from positive $2 billion to negative $2 billion. This announcement focused investors' attention on credit risk and heightened expectations for a ratings downgrade of GM. Auto and auto-related sectors were hit particularly hard, but tight spreads generally were increasingly viewed as inadequately pricing the risk in the marketplace. Ultimately, GM was downgraded to below investment grade in May 2005, which in turn created technical disruptions in the market. During the second half of the year, the market recovered from this technical decline.

Given the current environment, we believe that a conservative approach is highly appropriate. Therefore, we are currently maintaining a relatively short duration/short maturity structure (thereby reducing exposure to a rise in interest rates). At the same time, we are presently looking to reduce exposure to deep cyclicals and increase exposure to defensive sectors. We are maintaining an optimistic, but cautious, outlook for the high yield market and for the Fund. We believe that the recent, unsettled environment has provided an opportunity for reallocation within the market at favorable prices.

Our optimism is buoyed by several factors specific to historical high yield bond performance. First, our analysis indicates that during periods of rising interest rates, high yield bonds have outperformed other fixed income sectors. Second, during periods of widening credit spreads, higher-quality, high yield issues have tended to outperform lower-rated, non-investment grade issues. Accordingly, we believe that select high yield investments can generate relatively strong returns in an environment of gradually increasing interest rates. In addition, we believe that our longstanding orientation toward higher quality issues and a shorter duration profile relative to the broader non-investment grade market can also provide relative support and opportunity should credit spreads continue to widen.

FOREIGN SECURITIES

In this segment of the portfolio, we continue to hold government-issued securities due to the tight spread environment. Our holdings continue to be primarily centered in Europe (euro-denominated bonds). We believe that in the current rising interest rate environment, European bonds are likely to perform better than other foreign issues.

As we indicated in our last letter, we have reduced our Japan exposure to a below-benchmark weighting, as the country continues to move closer to eliminating its "zero interest rate" policy.

We have increased our allocation to U.K. issues to a neutral weighting relative to the benchmark. As expected, economic growth in the country has slowed and interest rates have risen.

INCOME-ORIENTED SECURITIES

The segment of the portfolio focused on income-producing equity securities has continued to outperform the S&P 500. The Fund's energy holdings in this area have continued to do well on strength in oil prices, while the Fund's natural resource companies also performed well. This area of the portfolio also benefited from the recent trend toward dividend-paying stocks that now receive more favorable tax treatment than they did in the past, as well as from investors seeking income in a rising, albeit relatively benign, interest rate environment. While there remains some risk, we expect the tax law favoring qualified dividends, which is scheduled to expire in 2008, to be extended when it comes before Congress.

Sincerely,


                                NEUBERGER BERMAN
                              STRATEGIC INCOME FUND
                           ASSET ALLOCATION COMMITTEE

AVERAGE ANNUAL TOTAL RETURN(1)
ENDED 10/31/05

                                                                 LEHMAN BROTHERS
                                   INSTITUTIONAL CLASS      U.S. AGGREGATE INDEX
1 YEAR                                            6.68%                     1.13%
LIFE OF FUND(2)                                   8.34%                     2.53%

INCEPTION DATE                              07/11/2003

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.nb.com/performance.

[CHART]

COMPARISON OF A $10,000 INVESTMENT

                                                              LEHMAN BROTHERS
                                   INSTITUTIONAL CLASS     U.S. AGGREGATE INDEX
 7/11/2003                              $   10,000               $   10,000
 7/31/2003                              $    9,870               $    9,698
10/31/2003                              $   10,195               $    9,927
 1/31/2004                              $   10,638               $   10,133
 4/30/2004                              $   10,494               $   10,051
 7/31/2004                              $   10,736               $   10,167
10/31/2004                              $   11,281               $   10,476
 1/31/2005                              $   11,463               $   10,554
 4/30/2005                              $   11,544               $   10,579
 7/31/2005                              $   12,156               $   10,654
10/31/2005                              $   12,034               $   10,595

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with one or more benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes for additional information.

For the period ending October 31, 2005, the 30-day SEC yield of the Institutional Class Shares was 3.84%.

ASSET DIVERSIFICATION
(% BY ASSET CLASS)

Corporate Debt                                            29.0%
Convertible Debt                                           1.3
Foreign Securities                                        12.7
U.S. Government Agency Securities                          1.8
Mortgage-Backed Securities                                13.4
U.S. Treasury Securities                                   3.7
Preferred Stock                                            0.9
Common Stock                                              24.9
Short-Term Investments                                     9.6
Cash and Cash Equivalents, receivables
   and other assets, less liabilities                      2.7

ENDNOTES

(1) Neuberger Berman Management Inc. ("Management") has contractually undertaken to reimburse Neuberger Berman Strategic Income Fund so that total operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses of the Fund are limited to 0.85% of average daily net assets. The undertaking lasts until October 31, 2015. If this reimbursement was not made, performance would be lower. The Fund has contractually undertaken to reimburse Management for the excess expenses paid by Management, provided the reimbursements do not cause its total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed the above stated expense limitation and the reimbursements are made within three years after the year that Management incurred the expense.

(2)  From commencement of operations.

GLOSSARY OF INDICES

     LEHMAN BROTHERS U.S. AGGREGATE INDEX: Represents securities that are U.S.
                                           domestic, taxable, and dollar
                                           denominated. The index covers the
                                           U.S. investment grade fixed rate bond
                                           market, with index components for
                                           government and corporate securities,
                                           mortgage pass-through securities, and
                                           asset-backed securities.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that investors cannot invest directly in any index. Data about the performance of the index is prepared or obtained by Neuberger Berman Management Inc. and includes reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in its index.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

ACTUAL EXPENSES AND PERFORMANCE:              The first section of the table
                                              provides information about actual
                                              account values and actual expenses
                                              in dollars, based on the fund's
                                              actual performance during the
                                              period. You may use the
                                              information in this line, together
                                              with the amount you invested, to
                                              estimate the expenses you paid
                                              over the period. Simply divide
                                              your account value by $1,000 (for
                                              example, an $8,600 account value
                                              divided by $1,000 = 8.6), then
                                              multiply the result by the number
                                              in the first section of the table
                                              under the heading entitled
                                              "Expenses Paid During the Period"
                                              to estimate the expenses you paid
                                              over the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES: The second section of the table provides information about
                                              hypothetical account values and
                                              hypothetical expenses based on the
                                              fund's actual expense ratio and an
                                              assumed rate of return at 5% per
                                              year before expenses. This return
                                              is not the fund's actual return.
                                              The hypothetical account values
                                              and expenses may not be used to
                                              estimate the actual ending account
                                              balance or expenses you paid for
                                              the period. You may use this
                                              information to compare the ongoing
                                              costs of investing in this fund
                                              versus other funds. To do so,
                                              compare the expenses shown in this
                                              5% hypothetical example with the
                                              5% hypothetical examples that
                                              appear in the shareholder reports
                                              of other funds.

EXPENSE INFORMATION AS OF 10/31/05 (UNAUDITED)

NEUBERGER BERMAN STRATEGIC INCOME FUND

                                   BEGINNING        ENDING      EXPENSES
                                     ACCOUNT       ACCOUNT   PAID DURING
                                       VALUE         VALUE   THE PERIOD*
------------------------------------------------------------------------
ACTUAL
Institutional Class                 $  1,000   $  1,042.40       $  4.39

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
Institutional Class                 $  1,000   $  1,020.90       $  4.35

 * Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

SCHEDULE OF INVESTMENTS STRATEGIC INCOME FUND

                                                                  MARKET VALUE +
NUMBER OF SHARES                                                 (000'S OMITTED)
COMMON STOCKS (24.9%)

APARTMENTS (2.0%)
   2,500    Apartment Investment &
             Management                                               $       96
   2,400    Camden Property Trust                                            135
   2,900    Equity Residential                                               114
   1,100    Essex Property Trust                                              99
   4,100    United Dominion Realty Trust                                      91
                                                                      ----------
                                                                             535

BANKING & FINANCIAL (0.3%)
   3,500    North Fork Bancorp                                                89++++

COMMUNICATIONS (0.4%)
   3,500    Vodafone Group ADR                                                92++++

COMMUNITY CENTERS (0.6%)
   1,800    Developers Diversified Realty                                     78
   1,100    Pan Pacific Retail Properties                                     70
                                                                      ----------
                                                                             148

CONSUMER CYCLICALS (0.2%)
   2,500    Yankee Candle                                                     57++++

CONSUMER STAPLES (0.3%)
   2,000    Cadbury Schweppes ADR                                             79

DIVERSIFIED (1.2%)
   4,200    Colonial Properties Trust                                        184
   1,500    Vornado Realty Trust                                             121
                                                                      ----------
                                                                             305

ENERGY (1.2%)
   1,500    Burlington Resources                                             108++++
   1,000    Enbridge Energy Management                                        51*
   2,800    Mullen Group Income Fund                                          55
   4,000    NiSource, Inc.                                                    95
                                                                      ----------
                                                                             309

FINANCE (1.3%)
   4,500    Apollo Investment                                                 84
   2,500    Bank of America                                                  110
   2,000    Tortoise Energy Capital                                           48
   3,000    Tortoise Energy Infrastructure                                    88
                                                                      ----------
                                                                             330

FINANCIAL SERVICES (0.6%)
   1,500    American Express                                                  75++++
     300    Ameriprise Financial                                              11*
   3,000    Jackson Hewitt Tax Service                                        74++++
                                                                      ----------
                                                                             160

HEALTH CARE (0.8%)
   1,500    Nationwide Health Properties                                      35
   1,500    Novartis AG ADR                                                   81++++
   3,200    Ventas, Inc.                                                      98
                                                                      ----------
                                                                             214

INDUSTRIAL (1.9%)
   1,600    CenterPoint Properties                                    $       73
   2,000    Dover Corp.                                                       78++++
   1,000    General Dynamics                                                 116++++
   1,500    Praxair, Inc.                                                     74++++
   3,900    ProLogis                                                         168
                                                                      ----------
                                                                             509

INSURANCE (0.2%)
   1,000    American International Group                                      65

LODGING (0.8%)
   5,200    Host Marriott                                                     87
     700    Starwood Hotels & Resorts
             Worldwide                                                        41
   3,100    Strategic Hotel Capital                                           53
   1,500    Sunstone Hotel Investors                                          33
                                                                      ----------
                                                                             214

MINING (0.4%)
   2,000    Freeport-McMoRan
             Copper & Gold                                                    99++++

OFFICE (3.4%)
   1,000    Boston Properties                                                 69
   2,200    Brascan Corp.                                                    101
   2,800    Brookfield Properties                                             82
   1,600    CarrAmerica Realty                                                53
   3,300    Columbia Equity Trust                                             48
   1,100    Mack-Cali Realty                                                  47
   4,900    Maguire Properties                                               147
   2,800    SL Green Realty                                                  191
   7,200    Trizec Properties                                                160
                                                                      ----------
                                                                             898

OFFICE--INDUSTRIAL (1.3%)
   3,100    Digital Realty Trust                                              59
   2,100    Liberty Property Trust                                            88
     700    PS Business Parks                                                 33
   4,300    Reckson Associates Realty                                        151
                                                                      ----------
                                                                             331

OIL & GAS (0.2%)
   1,000    Exxon Mobil                                                       56++++

OIL SERVICES (0.6%)
   1,000    Canadian Oil Sands Trust                                          94
   2,000    CCS Income Trust                                                  50
                                                                      ----------
                                                                             144

PHARMACEUTICAL (0.2%)
   1,000    Johnson & Johnson                                                 63

REAL ESTATE (0.1%)
     800    AMB Property                                                      35

                                                                  MARKET VALUE +
NUMBER OF SHARES                                                 (000'S OMITTED)
REGIONAL MALLS (2.2%)
   2,000    CBL & Associates Properties                               $       75
   3,700    General Growth Properties                                        157
   2,000    Mills Corp.                                                      107
   1,800    Simon Property Group                                             129
   2,900    Taubman Centers                                                   95
                                                                      ----------
                                                                             563

RETAIL (0.2%)
   2,000    Albertson's, Inc.                                                 50++++

SEMICONDUCTORS (0.6%)
   5,000    Applied Materials                                                 82
   3,500    Intel Corp.                                                       82++++
                                                                      ----------
                                                                             164

SOFTWARE (0.2%)
   2,500    Microsoft Corp.                                                   64

TECHNOLOGY (0.6%)
   2,000    First Data                                                        81++++
   1,000    IBM                                                               82
                                                                      ----------
                                                                             163

TELECOMMUNICATIONS (0.4%)
   4,000    Sprint Corp.                                                      93++++

TRANSPORTATION (0.3%)
   4,500    Ship Finance International                                        86

UTILITIES (2.4%)
   1,500    Ameren Corp.                                                      79
   2,000    California Water Service Group                                    72
   2,000    Cinergy Corp.                                                     80
   1,000    Dominion Resources                                                76++++
   3,000    Duke Energy                                                       79++++
   1,500    FPL Group                                                         65
   1,930    National Grid ADR                                                 88
   2,500    Southern Co.                                                      87
                                                                      ----------
                                                                             626

TOTAL COMMON STOCKS
(COST $5,895)                                                              6,541
                                                                      ----------

CONVERTIBLE PREFERRED STOCKS (0.9%)
   1,250    Celanese Corp.                                                    33
   2,000    New York Community Capital
             Trust V                                                          95
   1,500    Newell Financial Trust I                                          66
   1,000    Sovereign Capital Trust IV                                        44
                                                                      ----------

TOTAL CONVERTIBLE PREFERRED STOCKS
(COST $249)                                                                  238
                                                                      ----------

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                                       RATING~               VALUE+
(000'S OMITTED)                                                                                     MOODY'S   S&P  (000'S OMITTED)
U.S. TREASURY SECURITIES-BACKED BY THE FULL FAITH AND CREDIT OF THE U.S. GOVERNMENT (3.7%)
$      401  U.S. Treasury Inflation Index Notes, 1.63%, due 1/15/15                                   TSY     TSY         $    389
        59  U.S. Treasury Notes, 3.63%, due 6/30/07                                                   TSY     TSY               58
        50  U.S. Treasury Notes, 3.38%, due 2/15/08                                                   TSY     TSY               49
       200  U.S. Treasury Notes, 4.13%, due 8/15/08                                                   TSY     TSY              199
       110  U.S. Treasury Notes, 3.63%, due 1/15/10                                                   TSY     TSY              106
       170  U.S. Treasury Notes, 4.13%, due 5/15/15                                                   TSY     TSY              164
                                                                                                                          --------
            TOTAL U.S. TREASURY SECURITIES-BACKED BY THE FULL FAITH AND
            CREDIT OF THE U.S. GOVERNMENT (COST $980)                                                                          965
                                                                                                                          --------

U.S. GOVERNMENT AGENCY SECURITIES (1.8%)
       500  FEDERAL HOME LOAN BANK, BONDS, 2.75%, DUE 3/14/08
            (COST $483)                                                                               AGY     AGY              479

MORTGAGE-BACKED SECURITIES (13.4%)
FANNIE MAE
        52  Pass-Through Certificates, 4.50%, due 8/1/18 & 10/1/18                                    AGY     AGY               50
       213  Pass-Through Certificates, 5.00%, due 11/1/17 - 8/1/33                                    AGY     AGY              209
       192  Pass-Through Certificates, 5.50%, due 9/1/16 - 7/1/33                                     AGY     AGY              192
       135  Pass-Through Certificates, 6.00%, due 3/1/18 - 9/1/33                                     AGY     AGY              138
       101  Pass-Through Certificates, 6.50%, due 11/1/13 - 9/1/32                                    AGY     AGY              104
        35  Pass-Through Certificates, 7.00%, due 7/1/17 & 7/1/29                                     AGY     AGY               36
         6  Pass-Through Certificates, 7.50%, due 12/1/32                                             AGY     AGY                7
FREDDIE MAC
        24  Pass-Through Certificates, 4.50%, due 8/1/18                                              AGY     AGY               23
        75  Pass-Through Certificates, 5.00%, due 5/1/18 & 8/1/33                                     AGY     AGY               73
       156  Pass-Through Certificates, 5.50%, due 9/1/17 - 8/1/33                                     AGY     AGY              154
       111  Pass-Through Certificates, 6.00%, due 4/1/17 - 12/1/33                                    AGY     AGY              112
        64  Pass-Through Certificates, 6.50%, due 3/1/16 - 1/1/32                                     AGY     AGY               66
         9  Pass-Through Certificates, 7.00%, due 6/1/32                                              AGY     AGY               10
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
       572  Pass-Through Certificates, 4.50%, due 11/15/33 - 6/15/34                                  AGY     AGY              541
     1,742  Pass-Through Certificates, 5.00%, due 7/15/33 - 8/15/35                                   AGY     AGY            1,700
        38  Pass-Through Certificates, 5.50%, due 6/15/33                                             AGY     AGY               38
        24  Pass-Through Certificates, 6.00%, due 4/15/33                                             AGY     AGY               25
        13  Pass-Through Certificates, 6.50%, due 7/15/32                                             AGY     AGY               14
        10  Pass-Through Certificates, 7.00%, due 8/15/32                                             AGY     AGY               11
         4  Pass-Through Certificates, 7.50%, due 7/15/32                                             AGY     AGY                4
                                                                                                                          --------
            TOTAL MORTGAGE-BACKED SECURITIES (COST $3,572)                                                                   3,507
                                                                                                                          --------

CORPORATE DEBT SECURITIES (29.0%)
        75  AES Corp., Secured Notes, 8.75%, due 5/15/13                                              Ba3     B+                81**
        75  Alderwoods Group, Inc., Guaranteed Notes, 7.75%, due 9/15/12                              B2      B                 77
       100  Allied Waste North America, Inc., Guaranteed Senior Secured
            Notes, Ser. B, 9.25%, due 9/1/12                                                          B2      BB-              108
        75  Amerigas Partners L.P., Senior Unsecured Notes, 7.25%,
            due 5/20/15                                                                               B2      BB-               78**
       100  Arch Western Finance Corp., Senior Notes, 6.75%, due 7/1/13                               Ba3     BB-              101
        75  Associates Corp. NA, Senior Notes, 6.25%, due 11/1/08                                     Aa1     AA-               78
        40  Bank of America Corp., Subordinated Notes, 6.80%,
            due 3/15/28                                                                               Aa3     A+                45
        20  Bank One Corp., Subordinated Notes, 7.88%, due 8/1/10                                     A1       A                22

PRINCIPAL AMOUNT                                                                                       RATING~               VALUE+
(000'S OMITTED)                                                                                     MOODY'S   S&P  (000'S OMITTED)
$       20  Boeing Capital Corp., Senior Notes, 6.13%, due 2/15/33                                    A3       A          $     21
       125  Chesapeake Energy Corp., Senior Notes, 7.50%, due 9/15/13                                 Ba2     BB               132
        25  ChevronTexaco Corp., Debentures, 8.00%, due 8/1/32                                        Aa3     AA                34
        45  Coca-Cola Enterprises, Inc., Debentures, 6.95%, due 11/15/26                              A2       A                51
        55  ConocoPhillips Corp., Notes, 8.75%, due 5/25/10                                           A3      A-                64
        25  Constellation Energy Group, Inc., Notes, 6.35%, due 4/1/07                               Baa1     BBB               25
       125  CSC Holdings, Inc., Senior Notes, Ser. B, 8.13%, due 7/15/09                              B1      BB-              128
        85  Daimler Chrysler N.A. Holdings Corp., Guaranteed Notes,
            6.50%, due 11/15/13                                                                       A3      BBB               88
       150  Daimler Chrysler N.A. Holdings Corp., Guaranteed Notes,
            8.50%, due 1/18/31                                                                        A3      BBB              176
        75  Edison Mission Energy, Senior Notes, 9.88%, due 4/15/11                                   B1      B+                87
       125  El Paso Natural Gas, Senior Notes, Ser. A, 7.63%,
            due 8/1/10                                                                                B1       B               131
       125  Ferrellgas, L.P., Senior Notes, 6.75%, due 5/1/14                                         Ba3     B+               120
       125  Ford Motor Credit Co., Notes, 6.50%, due 1/25/07                                         Baa3     BB+              124
        50  Forest Oil Corp., Senior Notes, 8.00%, due 6/15/08                                        Ba3     BB-               52
        35  France Telecom SA, Notes, 8.00%, due 3/1/11                                               A3      A-                39
        75  Freescale Semiconductor, Senior Notes, 6.88%, due 7/15/11                                 Ba2     BB+               77
        45  General Electric Capital Corp., Medium-Term Notes, Ser. A,
            6.00%, due 6/15/12                                                                        Aaa     AAA               47
       125  General Motors Acceptance Corp., Notes, 6.13%, due 2/1/07                                 Ba1     BB               124
       125  Georgia Gulf Corp., Senior Notes, 7.13%, due 12/15/13                                     Ba3     BB-              125
       115  Goldman Sachs Group, Inc., Notes, 4.13%, due 1/15/08                                      Aa3     A+               113
       125  Hanover Equipment Trust 2001 B, Senior Secured Notes, Ser. B,
            8.75%, due 9/1/11                                                                         B2      B+               132
       125  HCA, Inc., Senior Unsecured Notes, 5.50%, due 12/1/09                                     Ba2     BB+              122
        75  Host Marriott L.P., Senior Notes, Ser. M, 7.00%, due 8/15/12                              Ba2     B+                76
       100  Household Finance Corp., Notes, 4.63%, due 1/15/08                                        A1       A               100
        35  International Bank for Reconstruction & Development, Notes,
            3.63%, due 5/21/13                                                                        Aaa     AAA               33
       100  INVISTA, Notes, 9.25%, due 5/1/12                                                         B1      B+               107**
       125  J.P. Morgan Chase & Co., Senior Notes, 3.63%, due 5/1/08                                  Aa3     A+               121
       125  Jean Coutu Group (PJC), Inc., Senior Subordinated Notes,
            8.50%, due 8/1/14                                                                         B3      B-               116
       125  K. Hovnanian Enterprises, Guaranteed Notes, 8.88%,
            due 4/1/12                                                                                Ba2     B+               130
       125  L-3 Communications Corp., Guaranteed Senior Subordinated
            Notes, 7.63%, due 6/15/12                                                                 Ba3     BB+              131
       125  Lamar Media Corp., Guaranteed Notes, 7.25%, due 1/1/13                                    Ba3      B               130
       100  LIN Television Corp., Senior Subordinated Notes, 6.50%,
            due 5/15/13                                                                               B1      B-                95
       125  Meditrust, Notes, 7.00%, due 8/15/07                                                      Ba2     BB               127
       120  Merrill Lynch & Co., Notes, 5.00%, due 1/15/15                                            Aa3     A+               117
        50  MGM Mirage, Inc., Guaranteed Notes, 6.00%, due 10/1/09                                    Ba2     BB                49
       125  Mohegan Tribal Gaming, Senior Subordinated Notes,
            6.38%, due 7/15/09                                                                        Ba3     B+               125
       125  MSW Energy Holdings LLC, Secured Notes, Ser. B, 8.50%,
            due 9/1/10                                                                                Ba3     BB-              133
       125  Nalco Co., Senior Notes, 7.75%, due 11/15/11                                              B2      B-               128
       125  Newfield Exploration Co., Senior Subordinated Notes, 8.38%,
            due 8/15/12                                                                               Ba3     BB-              134

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                                       RATING~               VALUE+
(000'S OMITTED)                                                                                     MOODY'S  S&P   (000'S OMITTED)
$       25  Norfolk Southern Corp., Senior Notes, 6.00%, due 4/30/08                                 Baa1    BBB+         $     25
        40  Norfolk Southern Corp., Bonds, 7.80%, due 5/15/27                                        Baa1    BBB+               50
       105  Norske Skog Canada, Ltd., Guaranteed Senior Notes, Ser. D,
            8.63%, due 6/15/11                                                                        Ba3     BB-              101
       103  NRG Energy, Inc., Guaranteed Notes, 8.00%, due 12/15/13                                   B1       B               112
       100  Omnicare, Inc., Guaranteed Notes, Ser. B, 8.13%, due 3/15/11                              Ba2     BB+              104
       125  Owens & Minor, Inc., Senior Subordinated Notes, 8.50%,
            due 7/15/11                                                                               Ba3     BB+              132
       125  Owens-Brockway Glass Container, Inc., Guaranteed Senior
            Notes, 8.25%, due 5/15/13                                                                 B2       B               127
        75  PerkinElmer, Inc., Guaranteed Notes, 8.88%, due 1/15/13                                   Ba1     BB                84
        50  PNC Funding Corp., Guaranteed Senior Notes, 5.75%, due
            8/1/06                                                                                    A2      A-                50
        75  Province of Ontario, Senior Unsubordinated Notes, 5.50%,
            due 10/1/08                                                                               Aa2     AA                77
        50  Quebec Province, Debentures, 7.50%, due 9/15/29                                           A1      A+                65
        80  Republic of Italy, Senior Unsubordinated Notes, 5.25%,
            due 4/5/06                                                                                        AA-               80
       125  Salem Communications Holding Corp., Guaranteed Senior
            Subordinated Notes, Ser. B, 9.00%, due 7/1/11                                             B2      B-               132
       100  Scotts Co., Senior Subordinated Notes, 6.63%,
            due 11/15/13                                                                              Ba2     B+               102
       125  Sequa Corp., Senior Notes, Ser. B, 8.88%, due 4/1/08                                      B1      BB-              128
       100  Shaw Communications, Inc., Senior Notes, 8.25%, due 4/11/10                               Ba2     BB+              108
       125  Smithfield Foods, Inc., Senior Notes, 7.00%, due 8/1/11                                   Ba2     BB               127
        30  Southern Power Co., Senior Notes, Ser. B, 6.25%, due 7/15/12                             Baa1    BBB+               31
       125  Speedway Motorsports, Inc., Senior Subordinated Notes,
            6.75%, due 6/1/13                                                                         Ba2     B+               128
        75  Sprint Capital Corp., Guaranteed Notes, 6.00%, due 1/15/07                               Baa2     A-                76
       125  Stena AB, Senior Notes, 9.63%, due 12/1/12                                                Ba3     BB-              135
       125  Sungard Data Systems, Inc., Senior Unsecured Notes, 9.13%,
            due 8/15/13                                                                               B3      B-               127**
        55  Target Corp., Senior Unsecured Notes, 7.50%, due 8/15/10                                  A2      A+                61
       100  Time Warner, Inc., Guaranteed Notes, 6.15%, due 5/1/07                                   Baa1    BBB+              102
       125  Toll Corp., Senior Subordinated Notes, 8.25%, due 12/1/11                                 Ba2     BB+              132
        75  Tyco International Group SA, Guaranteed Senior Notes, 6.75%,
            due 2/15/11                                                                              Baa3    BBB+               80
        40  Tyson Foods, Inc., Notes, 8.25%, due 10/1/11                                             Baa3     BBB               45
        40  United Mexican States, Notes, 8.38%, due 1/14/11                                         Baa1     BBB               46
       125  Valmont Industries, Inc., Guaranteed Notes, 6.88%,
            due 5/1/14                                                                                Ba3     B+               127
        75  Ventas Realty L.P., Guaranteed Notes, 6.75%, due 6/1/10                                   Ba3     BB                76
        70  Verizon Global Funding Corp., Senior Notes, 7.38%,
            due 9/1/12                                                                                A2      A+                78
       125  Vintage Petroleum, Inc., Senior Notes, 8.25%, due 5/1/12                                  Ba3     BB-              135
       100  Wells Fargo Co., Subordinated Notes, 6.25%, due 4/15/08                                   Aa2     A+               103
        50  Williams Scotsman, Inc., Senior Notes, 8.50%, due 10/1/15                                 B3       B                51**
                                                                                                                          --------
            TOTAL CORPORATE DEBT SECURITIES (COST $7,733)                                                                    7,591
                                                                                                                          --------

FOREIGN GOVERNMENT SECURITIES^^ (12.7%)
EUR     50  Belgium Kingdom, Bonds, 3.00%, due 3/28/10                                                Aa1     AA+               60
EUR     25  Bundesobligation, Bonds, 4.00%, due 2/16/07                                               Aaa     AAA               30
EUR     70  Bundesrepublic Deutschland, Bonds, 5.00%, due 7/4/12                                      Aaa     AAA               93

PRINCIPAL AMOUNT                                                                                       RATING~               VALUE+
(000'S OMITTED)                                                                                     MOODY'S   S&P  (000'S OMITTED)
CAD    150  Canadian Government, Bonds, 7.25%, due 6/1/07                                                     AAA         $    134
CAD     40  Canadian Government, Bonds, 8.00%, due 6/1/27                                                     AAA               51
JPY 27,000  Inter-American Development Bank, 1.90%, due 7/8/09                                        AAA     AAA              244
JPY 18,000  Japan Development Bank, Bonds, 1.40%, due 6/20/12                                         AAA     AA-              157
JPY  8,000  Japan Development Bank, Bonds, 1.05%, due 6/20/23                                         AAA     AA-               59
JPY 20,000  Japan Financial Corp., Global Notes, 1.55%, due 2/21/12                                   AAA     AA-              176
JPY 17,000  Quebec Province, Bonds, 1.60%, due 5/9/13                                                         A+               149
JPY 23,000  Republic of Austria, Bonds, 3.75%, due 2/3/09                                             AAA     AAA              217
EUR    345  Republic of Germany, Bonds, 5.50%, due 1/4/31                                             AAA     AAA              530@@
JPY 42,000  Republic of Italy, Bonds, 1.80%, due 2/23/10                                              AA2     AA-              378@@
EUR    450  Spain Government, Bonds, 5.00%, due 7/30/12                                               Aaa     AAA              599
SEK    400  Swedish Government, Bonds, 5.50%, due 10/8/12                                             Aaa     AAA               58@@
GBP     65  U K Treasury, Bonds, 8.50%, due 12/7/05                                                   AAA     AAA              116
GBP     70  U K Treasury, Bonds, 5.75%, due 12/7/09                                                   AAA     AAA              130
GBP     55  U K Treasury, Bonds, 8.00%, due 6/7/21                                                    AAA     AAA              137
                                                                                                                          --------
            TOTAL FOREIGN GOVERNMENT SECURITIES (COST $3,128)                                                                3,318
                                                                                                                          --------

CONVERTIBLE BONDS (1.3%)
        75  Bristol-Myers Squibb, Floating Rate Notes, 3.37%,
            due 12/15/05                                                                              A1      A+                73~~
        75  Edwards Lifescience Corp., Senior Notes, 3.88%, due 5/15/33                                                         74^
        65  Lamar Advertising Co., Senior Notes, 2.88%, due 12/31/10                                  B2       B                69
        75  Thermo Electron Corp., Subordinated Debentures, 3.25%,
            due 11/1/07                                                                              Baa3     BBB               74
        65  Vishay Intertechnology, 3.63%, due 8/1/23                                                 B3      B+                61
                                                                                                                          --------
            TOTAL CONVERTIBLE BONDS (COST $350)                                                                                351
                                                                                                                          --------

REPURCHASE AGREEMENTS (8.2%)
     2,140  State Street Bank and Trust Co. Repurchase Agreement, 3.45%,
            due 11/1/05, dated 10/31/05, Maturity Value $2,140,205
            Collateralized by $2,140,000 Fannie Mae, 5.75%, due 2/15/08
            (Collateral Value $2,221,290)
            (COST $2,140)                                                                                                    2,140#
                                                                                                                          --------

NUMBER OF SHARES

SHORT-TERM INVESTMENTS (1.4%)
   371,428  Neuberger Berman Prime Money Fund Trust Class (COST $371)                                                          371@
                                                                                                                          --------

            TOTAL INVESTMENTS (97.3%) (COST $24,901)                                                                        25,501##

            Cash, receivables and other assets, less liabilities (2.7%)                                                        695
                                                                                                                          --------

            TOTAL NET ASSETS (100.0%)                                                                                     $ 26,196
                                                                                                                          --------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS

+ Investments in equity securities by Neuberger Berman Strategic Income Fund (the "Fund") are valued at the latest sale price where that price is readily available; equity securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Investments in debt securities by the Fund are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other debt securities requiring daily quotations, bid prices are obtained from principal market makers in those securities. The Fund values all other securities, including securities for which the necessary last sale, asked, and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Income Funds (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
#     At cost, which approximates market value.
## At October 31, 2005, the cost of investments for U.S. Federal income tax purposes was $25,057,000. Gross unrealized appreciation of investments was $809,000 and gross unrealized depreciation of investments was $365,000, resulting in net unrealized appreciation of $444,000, based on cost for U.S. Federal income tax purposes.
*     Non-income producing security.
** Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and are deemed liquid. At October 31, 2005, these securities amounted to $444,000 or 1.7% of net assets for the Fund.

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.
++++ The following securities were held in escrow at October 31, 2005, to cover outstanding call options written:

                                                       MARKET VALUE      PREMIUM   MARKET VALUE
                SHARES   SECURITIES AND OPTIONS       OF SECURITIES   ON OPTIONS     OF OPTIONS
                 2,000   Albertson's, Inc.
                         December 2005 @ 30           $      50,000   $    1,000     $        0

                 1,500   American Express
                         April 2006 @ 60                     75,000        4,000              0

                 1,500   Burlington Resources
                         November 2005 @ 60                 108,000        3,000         18,000

                 1,000   Dominion Resources
                         January 2006 @ 95                   76,000        1,000          1,000

                 2,000   Dover Corp.
                         December 2005 @ 45                  78,000        1,000              0

                 3,000   Duke Energy
                         January 2006 @ 32.50                79,000        1,000              0

                 1,000   Exxon Mobil
                         January 2006 @ 65                   56,000        1,000              0

                 2,000   First Data
                         November 2005 @ 45                  81,000        1,000              0

                 2,000   Freeport-McMoRan
                         Copper & Gold
                         November 2005 @ 45                  99,000        1,000         10,000

                 1,000   General Dynamics
                         November 2005 @ 120                116,000        1,000          1,000

                 3,500   Intel Corp.
                         January 2006 @ 30                   82,000        1,000              0

                 3,000   Jackson Hewitt Tax Service
                         April 2006 @ 25                     74,000        3,000          5,000

                 3,500   North Fork Bancorp
                         November 2005 @ 32.50               89,000        3,000              0

                 1,500   Novartis AG ADR
                         April 2006 @ 55                     81,000        1,000          3,000

                 1,500   Praxair, Inc.
                         April 2006 @ 55                     74,000        2,000          2,000

                 4,000   Sprint Corp.
                         November 2005 @ 27.50               93,000        2,000              0

                 3,500   Vodafone Group ADR
                         January 2006 @ 30                   92,000        2,000              0

                 2,500   Yankee Candle
                         January 2006 @ 25                   57,000        1,000          1,000

^^ Principal amount is stated in the currency in which the security is denominated.
      CAD = Canadian Dollar
      EUR = Euro Currency
      GBP = Great Britain Pound
      JPY = Japanese Yen
      SEK = Swedish Krona

See Notes to Financial Statements

^     Not rated by a nationally recognized statistical rating organization.
@@ All or a portion of this security is segregated as collateral for forward foreign currency contracts and/or written options.
~     Credit Ratings are unaudited.
~~ Floating rate securities are securities whose yields vary with a designated market index or market rate. This security is shown at its current rate as of October 31, 2005.

STATEMENT OF ASSETS AND LIABILITIES

NEUBERGER BERMAN INCOME FUNDS                                                                           STRATEGIC
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                                              INCOME FUND
ASSETS
     INVESTMENTS IN SECURITIES, AT VALUE* (NOTES A & F)--SEE SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                                                              $   25,130
     Affiliated issuers                                                                                       371
-----------------------------------------------------------------------------------------------------------------
                                                                                                           25,501
     Cash                                                                                                      74
     Foreign currency                                                                                         640
     Net receivable for forward foreign currency exchange contracts sold (Note C)                              26
     Dividends and interest receivable                                                                        253
     Receivable for securities sold                                                                            23
     Receivable from administrator--net (Note B)                                                               20
-----------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                               26,537
-----------------------------------------------------------------------------------------------------------------
LIABILITIES
     Option contracts written, at market value (Note A)                                                        41
     Payable for securities purchased                                                                         209
     Payable to investment manager--net (Notes A & B)                                                          13
     Accrued expenses and other payables                                                                       78
-----------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                             341
-----------------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                                                    $   26,196
-----------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
     Paid-in capital                                                                                   $   23,642
     Undistributed net investment income (loss)                                                               147
     Accumulated net realized gains (losses) on investments                                                 1,798
     Net unrealized appreciation (depreciation) in value of investments                                       609
     ------------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                                                    $   26,196
-----------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)                                           2,403
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                                               $    10.90
-----------------------------------------------------------------------------------------------------------------
*COST OF INVESTMENTS:
     Unaffiliated issuers                                                                              $   24,530
     Affiliated issuers                                                                                       371

TOTAL COST OF INVESTMENTS                                                                              $   24,901
-----------------------------------------------------------------------------------------------------------------
TOTAL COST OF FOREIGN CURRENCY                                                                         $      645
-----------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENT OF OPERATIONS

NEUBERGER BERMAN INCOME FUNDS                                                                           STRATEGIC
(000'S OMITTED)                                                                                       INCOME FUND
INVESTMENT INCOME
INCOME (NOTE A):
Interest income--unaffiliated issuers                                                                  $    1,055
Dividend income--unaffiliated issuers                                                                         259
Income from securities loaned--affiliated issuers (Note F)                                                      4
Income from investments in affiliated issuers (Note F)                                                          8
Foreign taxes withheld                                                                                         (2)
-----------------------------------------------------------------------------------------------------------------
Total income                                                                                                1,324
-----------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment management fee (Notes A & B)                                                                       186
Administration fee (Note B)                                                                                    47
Audit fees                                                                                                     39
Custodian fees (Note B)                                                                                       151
Insurance expense                                                                                               1
Legal fees                                                                                                     28
Registration and filing fees                                                                                   29
Shareholder reports                                                                                            27
Shareholder servicing agent fees                                                                               25
Trustees' fees and expenses                                                                                    28
Miscellaneous                                                                                                   2
-----------------------------------------------------------------------------------------------------------------
Total expenses                                                                                                563
Investment management fee waived (Note A)                                                                      (0)
Expenses reimbursed by administrator (Note B)                                                                (297)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)                (3)
-----------------------------------------------------------------------------------------------------------------
Total net expenses                                                                                            263
-----------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                                1,061
-----------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
       Sales of investment securities of unaffiliated issuers                                               1,832
       Financial futures contracts                                                                              1
       Option contracts written                                                                                69
       Foreign currency                                                                                       258
Change in net unrealized appreciation (depreciation) in value of:
       Unaffiliated investment securities                                                                  (1,133)
       Financial futures contracts                                                                              3
       Option contracts written                                                                                 3
       Foreign currency                                                                                        75
       ----------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                                              1,108
-----------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                        $    2,169
-----------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                                           STRATEGIC INCOME FUND
                                                                                         ------------------------
NEUBERGER BERMAN INCOME FUNDS                                                             YEAR ENDED OCTOBER 31,
(000'S OMITTED)                                                                                2005          2004
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income (loss)                                                             $    1,061    $      940
Net realized gain (loss) on investments                                                       2,160           512
Change in net unrealized appreciation (depreciation) of investments                          (1,052)        1,319
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                               2,169         2,771
-----------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net investment income                                                                        (1,232)       (1,171)
Net realized gain on investments                                                               (230)           --
-----------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                                          (1,462)       (1,171)
-----------------------------------------------------------------------------------------------------------------

FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold                                                                     9,241         4,693
Proceeds from reinvestment of dividends and distributions                                     1,016           825
Payments for shares redeemed                                                                (14,145)       (1,354)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                                         (3,888)        4,164
-----------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                                                        (3,181)        5,764

NET ASSETS:
Beginning of year                                                                            29,377        23,613
-----------------------------------------------------------------------------------------------------------------
End of year                                                                              $   26,196    $   29,377
-----------------------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of year                                $      147    $       79
-----------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS STRATEGIC INCOME FUND

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Neuberger Berman Strategic Income Fund (the "Fund") is a separate operating series of Neuberger Berman Income Funds (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, (the "1940 Act") and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund offers Institutional Class shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: The Fund may invest in foreign securities denominated in foreign currency. The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 INCOME TAX INFORMATION: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on October 31, 2005, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses, paydown gains and losses, mortgage dollar rolls, and amortization of bond premium were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

     The tax character of distributions paid during the years ended October 31, 2005 and October 31, 2004 were as follows:

     DISTRIBUTIONS PAID FROM:

                                        LONG-TERM        TAX RETURN
                ORDINARY INCOME        CAPITAL GAIN       OF CAPITAL             TOTAL
                  2005         2004     2005   2004      2005   2004          2005         2004
           $ 1,461,463  $ 1,171,018     $ --   $ --      $ --   $ --   $ 1,461,463  $ 1,171,018

     As of October 31, 2005, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                  UNDISTRIBUTED   UNDISTRIBUTED       UNREALIZED            LOSS
                       ORDINARY       LONG-TERM     APPRECIATION   CARRYFORWARDS
                         INCOME            GAIN   (DEPRECIATION)   AND DEFERRALS          TOTAL
                    $   943,893   $   1,184,507    $     426,403       $      --   $  2,554,803

     The difference between book basis and tax basis distributable earnings is attributable primarily to the timing differences of wash sales, amortization of bond premium, and mark to market on certain forward foreign currency.

6 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7 DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of expenses, daily on its investments. The Fund generally distributes substantially all of its net investment income, if any, at the end of each calendar quarter. Distributions from net realized capital gains, if any, are generally distributed in December. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

     The Fund invests a portion of its assets in securities issued by real estate companies, including real estate investment trusts ("REITs"). The distributions received from REITs held by the Fund are generally comprised of income, capital gains, and return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2005, the Fund estimated these amounts within the financial statements since the information is not available from the REITs until after the Fund's fiscal year-end. For the year ended October 31, 2005, the character of distributions paid to shareholders is disclosed within the Statement of Changes and is also based on these estimates. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099DIV received to date. Based on past experience it is probable that a portion of the Fund's distributions during the current fiscal year will be considered tax return of capital but the actual amount of tax return of capital, if any, is not determinable until after the Fund's fiscal year. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099DIV.

8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributed to the Fund are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to the Fund or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9 CALL OPTIONS: Premiums received by the Fund upon writing a covered call option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated. The Fund bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

     Summary of written option transactions for the year ended October 31, 2005:

                                                                   VALUE WHEN
                                                         NUMBER       WRITTEN
     Contracts outstanding 10/31/2004                    43,000    $   40,000
     Contracts written                                  125,000        99,000
     Contracts expired                                  (40,000)      (22,000)
     Contracts exercised                                (26,000)      (31,000)
     Contracts closed                                   (62,000)      (56,000)
                                                     ----------    ----------
     Contracts outstanding 10/31/2005                    40,000    $   30,000
                                                     ----------    ----------

10 FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions on settlement date. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund until the contractual settlement date. The Fund has no specific limitation on the percentage of assets which may be committed to these types of contracts, but the Fund may not invest more than 20% of its net assets in foreign securities denominated in or indexed to foreign currencies. The Fund could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

11 SECURITY LENDING: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Neuberger Agreement") on July 1, 2004 with Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, pursuant to which Neuberger acted as the Fund's lending agent. Under the Neuberger Agreement, Neuberger guaranteed a certain amount of revenue to the Fund and received any revenue earned in excess of the guaranteed amount as a lending agency fee. For the year ended October 31, 2005, Neuberger did not receive any revenue under this agreement.

     On October 4, 2005, the Fund entered into new securities lending arrangements using a third party, eSecLending, to secure bids. Pursuant to such arrangements, eSecLending currently acts as agent for the Fund.

     Under the Neuberger Agreement and the new securities lending arrangements, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Prior to February 7, 2005, the Fund invested the cash collateral in the N&B Securities Lending Quality Fund, LLC ("Old Fund"), which was managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by Management. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

     Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption "Income from securities loaned-affiliated issuers."

12 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

13 DOLLAR ROLLS: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's net asset value and may be viewed as a form of leverage. There is a risk that the counter party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

14 FINANCIAL FUTURES CONTRACTS: The Fund may buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

     Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

     For U.S. Federal income tax purposes, the futures transactions undertaken by the Fund may cause it to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

     During the year ended October 31, 2005, the Fund entered into financial futures contracts. At October 31, 2005, the Fund did not have any open positions in financial futures contracts.

15   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. Prior to December 2004, the Fund invested in the Neuberger Berman Institutional Cash Fund (the "Cash Fund") as approved by the Board. As of December 2004, the Fund changed its investment from the Cash Fund to the newly created

     Neuberger Berman Prime Money Fund ("Prime Money") as approved by the Board. The Cash Fund and Prime Money each seek to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in the Cash Fund or Prime Money, Management waives a portion of its management fee equal to the management fee it receives from the Cash Fund and Prime Money on those assets (the "Arrangement"). For the year ended October 31, 2005, management fees waived under this Arrangement with respect to the Cash Fund and Prime Money amounted to $34 and $226, respectively, and is reflected in the Statement of Operations under the caption "Investment management fee waived." For the year ended October 31, 2005, income earned under this Arrangement with respect to the Cash Fund and Prime Money amounted to $583 and $7,468, respectively, and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

16 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at an annual rate of 0.60% of its average daily net assets.

     The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.15% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

     Management has contractually undertaken to reimburse operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                                              REIMBURSEMENT FROM
                                                              MANAGEMENT FOR THE
                                       EXPENSE                        YEAR ENDED
     CLASS                       LIMITATION(1)   EXPIRATION     OCTOBER 31, 2005
     INSTITUTIONAL                   0.85%        10/31/15        $   297,154

     (1)  Expense limitation per annum of the average daily net assets.

     The Institutional Class of the Fund has agreed to repay Management for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation, and the repayments are made within three years after the year in which Management issued the reimbursement.

     During the year ended October 31, 2005, there was no reimbursement to Management. At October 31, 2005, the Fund had a contingent liability to Management under the agreement of $742,823 of which $204,845 expires in 2006, $240,824 expires in 2007, and $297,154 expires in 2008.

     Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     The Institutional Class of the Fund also has a distribution agreement with Management. Management receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of the share class.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2005, the impact of this arrangement was a reduction of expenses of $744.

     The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the year ended October 31, 2005, the impact of this arrangement was a reduction of expenses of $2,588.

     NOTE C--SECURITIES TRANSACTIONS:

     Cost of purchases and proceeds of sales and maturities of long-term securities (excluding short-term securities, financial futures contracts, foreign currency contracts, and option contracts) for the year ended October 31, 2005 were as follows:

                                                                                          SALES AND
               PURCHASES OF     PURCHASES EXCLUDING    SALES AND MATURITIES    MATURITIES EXCLUDING
            U.S. GOVERNMENT         U.S. GOVERNMENT      OF U.S. GOVERNMENT         U.S. GOVERNMENT
     AND AGENCY OBLIGATIONS  AND AGENCY OBLIGATIONS  AND AGENCY OBLIGATIONS  AND AGENCY OBLIGATIONS
            $     9,560,095        $     16,474,973        $     10,288,589        $     21,689,377

     During the year ended October 31, 2005, the Fund had entered into various contracts to deliver currencies at specified future dates. At October 31, 2005, open contracts were as follows:

                                                                                     NET UNREALIZED
                                                IN EXCHANGE  SETTLEMENT                APPRECIATION
     BUY                             CONTRACTS          FOR        DATE       VALUE  (DEPRECIATION)
     AUSTRALIAN DOLLAR              76,000 AUD  $    56,498     1/19/06  $   56,677       $     179

                                                                                           NET UNREALIZED
                                                     IN EXCHANGE  SETTLEMENT                 APPRECIATION
     SELL                                 CONTRACTS          FOR        DATE        VALUE  (DEPRECIATION)
     CANADIAN DOLLAR                    170,000 CAD  $   144,558     1/19/06  $   144,427     $       131
     EURO DOLLAR                      1,767,000 EUR    2,136,115     1/19/06    2,128,835           7,280
     JAPANESE YEN                   160,716,000 JPY    1,414,754     1/19/06    1,394,046          20,708
     POUND STERLING                     167,000 GBP      292,885     1/19/06      295,248          (2,363)

     During the year ended October 31, 2005, brokerage commissions on securities transactions amounted to $28,834, of which Neuberger received $1,287, Lehman received $6,381, and other brokers received $21,166.

     NOTE D--FUND SHARE TRANSACTIONS:

     Share activity for the years ended October 31, 2005 and October 31, 2004 was as follows:

                           FOR THE YEAR ENDED OCTOBER 31, 2005     FOR THE YEAR ENDED OCTOBER 31, 2004
                         --------------------------------------  --------------------------------------
                                        SHARES                                  SHARES
                                     ISSUED ON                               ISSUED ON
                                  REINVESTMENT                            REINVESTMENT
                                  OF DIVIDENDS                            OF DIVIDENDS
     (000'S              SHARES            AND    SHARES         SHARES            AND    SHARES
     OMITTED)              SOLD  DISTRIBUTIONS  REDEEMED  TOTAL    SOLD  DISTRIBUTIONS  REDEEMED  TOTAL
     Institutional Class    852             93    (1,282)  (337)    455             79      (130)   404

     NOTE E--LINE OF CREDIT:

     At October 31, 2005, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.09% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at October 31, 2005. During the year ended October 31, 2005, the Fund did not utilize this line of credit.

     NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                                           INCOME FROM
                                       BALANCE OF                           BALANCE OF                  INVESTMENTS IN
                                           SHARES       GROSS       GROSS       SHARES                      AFFILIATED
                                             HELD   PURCHASES       SALES         HELD        VALUE            ISSUERS
                                      OCTOBER 31,         AND         AND  OCTOBER 31,  OCTOBER 31,  INCLUDED IN TOTAL
     NAME OF ISSUER                          2004   ADDITIONS  REDUCTIONS         2005         2005             INCOME
     Neuberger Berman Securities
     Lending Quality Fund, LLC**          160,000   7,584,412   7,744,412            0  $         0       $      4,408

     Neuberger Berman Institutional
     Cash Fund Trust Class***             200,025     833,906   1,033,931            0            0                583

     Neuberger Berman Prime Money
     Fund Trust Class***                        0   6,492,244   6,120,816      371,428      371,428              7,468
                                                                                        -----------       ------------
     TOTAL                                                                              $   371,428       $     12,459
                                                                                        -----------       ------------

     *    Affiliated issuers, as defined in the 1940 Act.

     ** Prior to February 7, 2005, the Old Fund, an investment vehicle established by the Fund's custodian, was used to invest cash the Fund received as collateral for securities loans. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Quality Fund, a fund managed by Lehman Brothers Asset Management LLC (formerly Lincoln Capital Fixed Income Management Company, LLC), an affiliate of Management, as approved by the Board. The Fund's shares in the Old Fund and Quality Fund were and are non-voting. However, because all shares of the Old Fund and Quality Fund were and are held by funds in the related investment company complex, the Old Fund and Quality Fund may have been and may be considered affiliates of the Fund.

     *** The Cash Fund and Prime Money are also managed by Management and may be considered affiliates since they have the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of the Cash Fund or Prime Money, respectively.

FINANCIAL HIGHLIGHTS Strategic Income Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

INSTITUTIONAL CLASS

                                                                                                           PERIOD FROM
                                                                                                        JULY 11, 2003^
                                                                             YEAR ENDED OCTOBER 31,     TO OCTOBER 31,
                                                                           -------------------------    --------------
                                                                                 2005           2004              2003
NET ASSET VALUE, BEGINNING OF PERIOD                                       $    10.72     $    10.11        $    10.00
                                                                           ----------     ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                                                     .37            .36               .10
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                                                 .34            .69               .09
                                                                           ----------     ----------        ----------
TOTAL FROM INVESTMENT OPERATIONS                                                  .71           1.05               .19
                                                                           ----------     ----------        ----------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                                            (.45)          (.44)             (.08)
NET CAPITAL GAINS                                                                (.08)            --                --
                                                                           ----------     ----------        ----------
TOTAL DISTRIBUTIONS                                                              (.53)          (.44)             (.08)
                                                                           ----------     ----------        ----------
NET ASSET VALUE, END OF PERIOD                                             $    10.90     $    10.72        $    10.11
                                                                           ----------     ----------        ----------
TOTAL RETURN~~                                                                  +6.68%        +10.65%            +1.95%**

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                                    $     26.2     $     29.4        $     23.6
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                                    .86%           .85%              .85%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS++                                     .85%           .84%              .84%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                      3.43%          3.44%             3.51%*
PORTFOLIO TURNOVER RATE                                                            89%            85%               34%**

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS Strategic Income Fund

~~ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

++ After reimbursement of expenses by the administrator and/or waiver of a portion of the investment management fee. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

                                                                     PERIOD FROM
                                                                   JULY 11, 2003
                                         YEAR ENDED OCTOBER 31,   TO OCTOBER 31,
                                            2005        2004                2003
                                            1.82%       1.72%               3.77%

^     The date investment operations commenced.

*     Annualized.

**    Not annualized.

@ Calculated based on the average number of shares outstanding during the fiscal period.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
of Neuberger Berman Income Funds and
Shareholders of Neuberger Berman Strategic Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Neuberger Berman Strategic Income Fund (the "Fund"), one of the series constituting Neuberger Berman Income Funds, as of October 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Strategic Income Fund at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
December 9, 2005

DIRECTORY

     INVESTMENT MANAGER, ADMINISTRATOR AND DISTRIBUTOR
     Neuberger Berman Management Inc.
     605 Third Avenue, 2nd Floor
     New York, NY 10158-0180
     800.877.9700 or 212.476.8800
     Institutional Services 800.366.6264

     SUB-ADVISER
     Neuberger Berman, LLC
     605 Third Avenue
     New York, NY 10158-3698

     CUSTODIAN AND SHAREHOLDER SERVICING AGENT
     State Street Bank and Trust Company
     225 Franklin Street
     Boston, MA 02110

     ADDRESS CORRESPONDENCE TO:
     Neuberger Berman Funds
     Institutional Services
     605 Third Avenue 2nd Floor
     New York, NY 10158-0180

     LEGAL COUNSEL
     Kirkpatrick & Lockhart Nicholson Graham LLP
     1800 Massachusetts Avenue, NW
     2nd Floor
     Washington, DC 20036

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     Ernst & Young LLP
     200 Clarendon Street
     Boston, MA 02116

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

INFORMATION ABOUT THE BOARD OF TRUSTEES

                                                                        NUMBER OF
                                                                      PORTFOLIOS IN
                            POSITION AND                              FUND COMPLEX
                           LENGTH OF TIME                              OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)   SERVED (2)   PRINCIPAL OCCUPATION(S) (3)  TRUSTEE (4)         FUND COMPLEX BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

John Cannon (75)           Trustee since  Consultant. Formerly,             45      Independent Trustee or Director of
                           1994           Chairman, CDC Investment                  three series of Oppenheimer Funds:
                                          Advisers (registered                      Limited Term New York Municipal
                                          investment adviser), 1993                 Fund, Rochester Fund Municipals, and
                                          to January 1999; formerly,                Oppenheimer Convertible Securities
                                          President and Chief                       Fund, since 1992.
                                          Executive Officer, AMA
                                          Investment Advisors, an
                                          affiliate of the American
                                          Medical Association.

Faith Colish (70)          Trustee since  Counsel, Carter Ledyard &         45      Director, American Bar Retirement
                           2000           Milburn LLP (law firm)                    Association (ABRA) since 1997
                                          since October 2002;                       (not-for-profit membership
                                          formerly, Attorney-at-Law                 association).
                                          and President, Faith
                                          Colish, A Professional
                                          Corporation, 1980 to 2002.

C. Anne Harvey (68)        Trustee since  Consultant, C.A. Harvey           45      President, Board of Associates to
                           2000           Associates since June 2001;               The National Rehabilitation
                                          formerly, Director, AARP,                 Hospital's Board of Directors since
                                          1978 to December 2001.                    2002; formerly, Member, Individual
                                                                                    Investors Advisory Committee to the
                                                                                    New York Stock Exchange Board of
                                                                                    Directors, 1998 to June 2002;
                                                                                    formerly, Member, American Savings
                                                                                    Education Council's Policy Board
                                                                                    (ASEC), 1998 to 2000; formerly,
                                                                                    Member, Executive Committee, Crime
                                                                                    Prevention Coalition of America,
                                                                                    1997 to 2000.

                                                                        NUMBER OF
                                                                      PORTFOLIOS IN
                            POSITION AND                              FUND COMPLEX
                           LENGTH OF TIME                              OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)   SERVED (2)   PRINCIPAL OCCUPATION(S) (3)  TRUSTEE (4)         FUND COMPLEX BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
Barry Hirsch (72)          Trustee since  Attorney-at-Law. Formerly,        45      None.
                           1993           Senior Counsel, Loews
                                          Corporation (diversified
                                          financial corporation) May
                                          2002 to April 2003;
                                          formerly, Senior Vice
                                          President, Secretary and
                                          General Counsel, Loews
                                          Corporation.

Robert A. Kavesh (78)      Trustee since  Marcus Nadler Professor           45      Director, The Caring Community
                           1993           Emeritus of Finance and                   (not-for-profit); formerly,
                                          Economics, New York                       Director, DEL Laboratories, Inc.
                                          University Stern School of                (cosmetics and pharmaceuticals),
                                          Business; formerly,                       1978 to 2004; formerly, Director,
                                          Executive Secretary-                      Apple Bank for Savings, 1979 to
                                          Treasurer, American Finance               1990; formerly, Director, Western
                                          Association, 1961 to 1979.                Pacific Industries, Inc., 1972 to
                                                                                    1986 (public company).

Howard A. Mileaf (68)      Trustee since  Retired. Formerly, Vice           45      Director, WHX Corporation (holding
                           2000           President and Special                     company) since August 2002;
                                          Counsel, WHX Corporation                  Director, Webfinancial Corporation
                                          (holding company) 1993 to                 (holding company) since December
                                          2001.                                     2002; Director, State Theatre of New
                                                                                    Jersey (not-for-profit theater)
                                                                                    since 2000; formerly, Director,
                                                                                    Kevlin Corporation (manufacturer of
                                                                                    microwave and other products).

Edward I. O'Brien (77)     Trustee since  Formerly, Member,                 45      Director, Legg Mason, Inc.
                           2000           Investment Policy                         (financial services holding company)
                                          Committee, Edward Jones,                  since 1993; formerly, Director,
                                          1993 to 2001; President,                  Boston Financial Group (real estate
                                          Securities Industry                       and tax shelters) 1993 to 1999.
                                          Association ("SIA")
                                          (securities industry's
                                          representative in
                                          government relations and
                                          regulatory matters at the
                                          federal and state levels)
                                          1974 to 1992; Adviser to
                                          SIA, November 1992 to
                                          November 1993.

                                                                        NUMBER OF
                                                                      PORTFOLIOS IN
                            POSITION AND                              FUND COMPLEX
                           LENGTH OF TIME                              OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)   SERVED (2)   PRINCIPAL OCCUPATION(S) (3)  TRUSTEE (4)         FUND COMPLEX BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
William E. Rulon (73)      Trustee since  Retired. Formerly, Senior         45      Director, Pro-Kids Golf and Learning
                           1993           Vice President, Foodmaker,                Academy (teach golf and computer
                                          Inc. (operator and                        usage to "at risk" children) since
                                          franchiser of restaurants)                1998; formerly, Director, Prandium,
                                          until January 1997.                       Inc. (restaurants) from March 2001
                                                                                    to July 2002.

Cornelius T. Ryan (74)     Trustee since  Founding General Partner,         45      Director, Capital Cash Management
                           2000           Oxford Partners and Oxford                Trust (money market fund),
                                          Bioscience Partners                       Naragansett Insured Tax-Free Income
                                          (venture capital                          Fund, Rocky Mountain Equity Fund,
                                          partnerships) and                         Prime Cash Fund, several private
                                          President, Oxford Venture                 companies and QuadraMed Corporation
                                          Corporation.                              (NASDAQ).

Tom D. Seip (55)           Trustee since  General Partner, Seip             45      Director, H&R Block, Inc. (financial
                           2000           Investments LP (a private                 services company) since May 2001;
                                          investment partnership);                  Director, Forward Management, Inc.
                                          formerly, President and                   (asset management) since 2001;
                                          CEO, Westaff, Inc.                        formerly, Director, General Magic
                                          (temporary staffing), May                 (voice recognition software) 2001 to
                                          2001 to January 2002;                     2002; formerly, Director, E-Finance
                                          Senior Executive at the                   Corporation (credit decisioning
                                          Charles Schwab Corporation                services) 1999 to 2003; formerly,
                                          from 1983 to 1999,                        Director, Save-Daily.com (micro
                                          including Chief Executive                 investing services) 1999 to 2003;
                                          Officer, Charles Schwab                   Director, Offroad Capital Inc.
                                          Investment Management, Inc.               (pre-public internet commerce
                                          and Trustee, Schwab Family                company).
                                          of Funds and Schwab
                                          Investments from 1997 to
                                          1998; and Executive Vice
                                          President-Retail Brokerage,
                                          Charles Schwab Investment
                                          Management from 1994 to
                                          1997.

                                                                        NUMBER OF
                                                                      PORTFOLIOS IN
                            POSITION AND                              FUND COMPLEX
                           LENGTH OF TIME                              OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)   SERVED (2)   PRINCIPAL OCCUPATION(S) (3)  TRUSTEE (4)         FUND COMPLEX BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
Candace L. Straight (58)   Trustee since  Private investor and              45      Director, The Proformance Insurance
                           1993           consultant specializing in                Company (personal lines property and
                                          the insurance industry;                   casualty insurance company) since
                                          formerly, Advisory                        March 2004; Director, Providence
                                          Director, Securitas Capital               Washington (property and casualty
                                          LLC (a global private                     insurance company) since December
                                          equity investment firm                    1998; Director, Summit Global
                                          dedicated to making                       Partners (insurance brokerage firm)
                                          investments in the                        since October 2000.
                                          insurance sector) 1998 to
                                          December 2002.

Peter P. Trapp (61)        Trustee since  Regional Manager for              45      None.
                           2000           Atlanta Region, Ford Motor
                                          Credit Company since August
                                          1997; formerly, President,
                                          Ford Life Insurance
                                          Company, April 1995 to
                                          August 1997.

TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin* (65)       President and  Executive Vice President          45      Director, Dale Carnegie and
                           Trustee since  and Chief Investment                      Associates, Inc. (private company)
                           2002           Officer, Neuberger Berman                 since 1998; Director, Emagin Corp.
                                          Inc. (holding company)                    (public company) since 1997;
                                          since 2002 and 2003,                      Director, Solbright, Inc. (private
                                          respectively; Executive                   company) since 1998; Director,
                                          Vice President and Chief                  Infogate, Inc. (private company)
                                          Investment Officer,                       since 1997; Director, Broadway
                                          Neuberger Berman since                    Television Network (private company)
                                          December 2002 and 2003,                   since 2000.
                                          respectively; Director and
                                          Chairman, Management since
                                          December 2002; formerly,
                                          Executive Vice President,
                                          Citigroup Investments, Inc.
                                          from September 1995 to
                                          February 2002; formerly,
                                          Executive Vice President,
                                          Citigroup Inc. from
                                          September 1995 to February
                                          2002.

                                                                        NUMBER OF
                                                                      PORTFOLIOS IN
                            POSITION AND                              FUND COMPLEX
                           LENGTH OF TIME                              OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)   SERVED (2)   PRINCIPAL OCCUPATION(S) (3)  TRUSTEE (4)         FUND COMPLEX BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (46)     Chairman of    Executive Vice President,         45      Director and Vice President,
                           the Board      Neuberger Berman Inc.                     Neuberger & Berman Agency, Inc.
                           and Trustee    (holding company) since                   since 2000; formerly, Director,
                           since 2000;    1999; Head of Neuberger                   Neuberger Berman Inc. (holding
                           Chief          Berman Inc.'s Mutual Funds                company) from October 1999 to March
                           Executive      Business (since 1999) and                 2003; Trustee, Frost Valley YMCA.
                           Officer        Institutional Business
                           since 1999;    (from 1999 to October
                           President      2005); responsible for
                           from 1999 to   Managed Accounts Business
                           2000.          and intermediary
                                          distribution since October
                                          2005; President and
                                          Director, Management since
                                          1999; Executive Vice
                                          President, Neuberger Berman
                                          since 1999; formerly,
                                          Principal, Neuberger Berman
                                          from 1997 to 1999;
                                          formerly, Senior Vice
                                          President, Management from
                                          1996 to 1999.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation;
     (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of Management and Executive Vice Presidents of Neuberger Berman.

INFORMATION ABOUT THE OFFICERS OF THE TRUST/FUND

                                    POSITION AND
NAME, AGE, AND ADDRESS (1)    LENGTH OF TIME SERVED (2)                PRINCIPAL OCCUPATION(S) (3)
------------------------------------------------------------------------------------------------------------
Michael J. Bradler (35)      Assistant Treasurer since     Employee, Management since 1997; Assistant
                             2005                          Treasurer, fifteen registered investment
                                                           companies for which Management acts as investment
                                                           manager and administrator since 2005.

Claudia A. Brandon (49)      Secretary since 1985          Vice President-Mutual Fund Board Relations,
                                                           Management since 2000 and Assistant Secretary
                                                           since 2004; Vice President, Neuberger Berman
                                                           since 2002 and employee since 1999; Assistant
                                                           Secretary, Management since 2004; formerly, Vice
                                                           President, Management from 1986 to 1999;
                                                           Secretary, fifteen registered investment
                                                           companies for which Management acts as investment
                                                           manager and administrator (three since 2000, four
                                                           since 2002, three since 2003, four since 2004 and
                                                           one since 2005).

Robert Conti (49)            Vice President since 2000     Senior Vice President, Neuberger Berman since
                                                           2003; formerly, Vice President, Neuberger Berman
                                                           from 1999 to 2003; Senior Vice President,
                                                           Management since 2000; formerly, Controller,
                                                           Management until 1996; formerly, Treasurer,
                                                           Management from 1996 to 1999; Vice President,
                                                           fifteen registered investment companies for which
                                                           Management acts as investment manager and
                                                           administrator (three since 2000, four since 2002,
                                                           three since 2003, four since 2004 and one since
                                                           2005).

Brian J. Gaffney (52)        Vice President since 2000     Managing Director, Neuberger Berman since 1999;
                                                           Senior Vice President, Management since 2000;
                                                           formerly, Vice President, Management from 1997 to
                                                           1999; Vice President, fifteen registered
                                                           investment companies for which Management acts as
                                                           investment manager and administrator (three since
                                                           2000, four since 2002, three since 2003, four
                                                           since 2004 and one since 2005).

Sheila R. James (40)         Assistant Secretary since     Employee, Neuberger Berman since 1999; formerly,
                             2002                          Employee, Management from 1991 to 1999; Assistant
                                                           Secretary, fifteen registered investment
                                                           companies for which Management acts as investment
                                                           manager and administrator (seven since 2002,
                                                           three since 2003, four since 2004 and one since
                                                           2005).

                                    POSITION AND
NAME, AGE, AND ADDRESS (1)    LENGTH OF TIME SERVED (2)                PRINCIPAL OCCUPATION(S) (3)
------------------------------------------------------------------------------------------------------------
Kevin Lyons (50)             Assistant Secretary since     Employee, Neuberger Berman since 1999; formerly,
                             2003                          Employee, Management from 1993 to 1999; Assistant
                                                           Secretary, fifteen registered investment
                                                           companies for which Management acts as investment
                                                           manager and administrator (ten since 2003, four
                                                           since 2004 and one since 2005).

John M. McGovern (35)        Treasurer and Principal       Vice President, Neuberger Berman since January
                             Financial and Accounting      2004; Employee, Management since 1993; Treasurer
                             Officer since 2005; prior     and Principal Financial and Accounting Officer,
                             thereto, Assistant            fifteen registered investment companies for which
                             Treasurer since 2002          Management acts as investment manager and
                                                           administrator (fifteen since 2005); formerly,
                                                           Assistant Treasurer, fifteen registered
                                                           investment companies for which Management acts as
                                                           investment manager and administrator from 2002 to
                                                           2005.

Frank Rosato (34)            Assistant Treasurer since     Employee, Management since 1995; Assistant
                             2005                          Treasurer, fifteen registered investment
                                                           companies for which Management acts as investment
                                                           manager and administrator since 2005.

Frederic B. Soule (59)       Vice President since 2000     Senior Vice President, Neuberger Berman since
                                                           2003; formerly, Vice President, Neuberger Berman
                                                           from 1999 to 2003; formerly, Vice President,
                                                           Management from 1995 to 1999; Vice President,
                                                           fifteen registered investment companies for which
                                                           Management acts as investment manager and
                                                           administrator (three since 2000, four since 2002,
                                                           three since 2003, four since 2004 and one since
                                                           2005).

Chamaine Williams (34)       Chief Compliance Officer      Vice President, Lehman Brothers Inc. since 2003;
                             since 2005                    Chief Compliance Officer, fifteen registered
                                                           investment companies for which Management acts as
                                                           investment manager and administrator (fifteen
                                                           since 2005); Chief Compliance Officer, Lehman
                                                           Brothers Asset Management Inc. since 2003; Chief
                                                           Compliance Officer, Lehman Brothers Alternative
                                                           Investment Management LLC since 2003; formerly,
                                                           Vice President, UBS Global Asset Management (US)
                                                           Inc. (formerly, Mitchell Hutchins Asset
                                                           Management, a wholly-owned subsidiary of
                                                           PaineWebber Inc.) from 1997-2003.

----------
(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

NOTICE TO SHAREHOLDERS (UNAUDITED)

For Neuberger Berman Strategic Income Fund 2.2% of the dividends distributed during the fiscal year ended October 31, 2005 qualifes for the dividends received deduction for corporate shareholders.

Under most state tax laws, mutual fund dividends which are derived from direct investments in U.S. Government obligations are not taxable, as long as a Fund meets certain requirements. Some states require that a Fund must provide shareholders with a written notice, within 60 days of the close of a Fund's taxable year, designating the portion of the dividends which represents interest which those states consider to have been earned on U.S. Government obligations. The chart below shows the percentage of income derived from such investments for the twelve months ended October 31, 2005. This information should not be used to complete your tax returns.

                           OTHER DIRECT     OTHER INDIRECT
         U.S TREASURY   U.S. GOVERNMENT    U.S. GOVERNMENT    REPURCHASE
          OBLIGATIONS       OBLIGATIONS        OBLIGATIONS    AGREEMENTS
                  3.6%              0.0%              10.7%          2.1%

For the fiscal year ended October 31, 2005, Neuberger Berman Strategic Income Fund designates $63,205, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending upon an individual's tax bracket. Complete information regarding the Fund's distributions during the calendar year 2005 will be reported in conjunction with Form 1099-DIV.

You will receive information to be used in filing your 2005 tax returns, which will include a notice of the exact tax status of all dividends paid to you by each Fund during calendar year 2005. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS

At a meeting held on September 21, 2005, the Board of Trustees ("Board") of Neuberger Berman Income Funds, including the Trustees who are not "interested persons" of the Trust ("Independent Fund Trustees"), approved continuance of the Management and Sub-Advisory Agreements ("Agreements") for Neuberger Berman Strategic Income Fund ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services to be provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services to be provided and profits historically realized by Management and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered, with respect to the Fund, the nature, extent and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated a report from Management and Neuberger that addressed specific factors designed to inform the Board's consideration of these and other issues. The Board also retained an independent consultant to provide additional data.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the degree of risk undertaken by the portfolio managers. The Board considered the experience and staffing of portfolio management and the investment research personnel of Management and Neuberger dedicated to performing services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. The Board considered the quality of brokerage execution provided by Management and its affiliates. The Board's Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger and Lehman provide, and has reviewed studies by independent firms engaged to review and evaluate the quality of brokerage execution received by the Fund. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the performance of the Fund relative to its benchmark and a peer group of investment companies pursuing broadly similar strategies. The Board also considered the performance in relation to the degree of risk undertaken by the portfolio managers.

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board received a detailed report from an independent consultant that compares the Fund's management fee and overall expense ratio to a peer group of comparable funds. The Board considered the range and average of the management fees and expense ratios of the peer group. The Board noted that the Fund's actual management fee was higher than the peer group median. The Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is reflective of an "at cost" basis and there is no profit to Neuberger with regard to these fees.

The Board considered the Fund's overall expenses in relation to the overall expenses of the peer group median. In addition, the Board considered the contractual limits on Fund expenses undertaken by Management. The Board noted that Management incurred a loss on the Fund on an after-tax basis.

The Board considered whether there were other funds that were sub-advised by Management or its affiliates or separate accounts managed by Management with similar investment objectives, policies and strategies as the Fund. The Board noted that there were no comparable sub-advised funds or separate accounts.

The Board also evaluated any actual or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure should provide for a reduction of payments resulting from the use of breakpoints.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period and the trend in profit or loss since the Fund's inception. The Board also carefully examined Management's cost allocation methodology and had an independent expert review the methodology. It also reviewed an analysis from an independent data service on investment management profitability margins. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by the Fund and by other clients of Management and Neuberger from such services. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded it was satisfied that Management's level of profitability from its relationship with the Fund was not excessive.

CONCLUSIONS

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; the performance of the Fund was satisfactory; that the Fund's fee structure appeared to the Board to be reasonable given the quality of services expected to be provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund.

                   This page has been left blank intentionally

                   This page has been left blank intentionally

[NEUBERGER BERMAN LOGO]

A LEHMAN BROTHERS COMPANY

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
SHAREHOLDER SERVICES
800.877.9700
INSTITUTIONAL SUPPORT SERVICES
800.366.6264

www.nb.com

STATISTICS AND PROJECTIONS IN THIS REPORT ARE DERIVED FROM SOURCES DEEMED TO BE RELIABLE BUT CANNOT BE REGARDED AS A REPRESENTATION OF FUTURE RESULTS OF THE FUND. THIS REPORT IS PREPARED FOR THE GENERAL INFORMATION OF SHAREHOLDERS AND IS NOT AN OFFER OF SHARES OF THE FUND. SHARES ARE SOLD ONLY THROUGH THE CURRENTLY EFFECTIVE PROSPECTUS, WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.

[RECYCLED SYMBOL] BO909 12/05

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

ANNUAL REPORT
OCTOBER 31, 2005

NEUBERGER BERMAN
INCOME FUNDS


INVESTOR CLASS SHARES

TRUST CLASS SHARES


CASH RESERVES

GOVERNMENT MONEY FUND

HIGH INCOME BOND FUND

LIMITED MATURITY BOND FUND

MUNICIPAL MONEY FUND

MUNICIPAL SECURITIES TRUST

CONTENTS

     THE FUNDS

     CHAIRMAN'S LETTER                               2

     PORTFOLIO COMMENTARY
     Cash Reserves                                   4
     Government Money Fund                           5
     High Income Bond Fund                           6
     Limited Maturity Bond Fund                      8
     Municipal Money Fund                           10
     Municipal Securities Trust                     11
     Fund Expense Information                       15

     SCHEDULE OF INVESTMENTS
     Cash Reserves                                  17
     Government Money Fund                          19
     High Income Bond Fund                          20
     Limited Maturity Bond Fund                     25
     Municipal Money Fund                           28
     Municipal Securities Trust                     35

     FINANCIAL STATEMENTS                           40

     FINANCIAL HIGHLIGHTS (ALL CLASSES)
       PER SHARE DATA
     Cash Reserves                                  55
     Government Money Fund                          56
     High Income Bond Fund                          57
     Limited Maturity Bond Fund                     58
     Municipal Money Fund                           59
     Municipal Securities Trust                     60
     REPORT OF INDEPENDENT REGISTERED
       PUBLIC ACCOUNTING FIRM                       63
     DIRECTORY                                      64
     TRUSTEES AND OFFICERS                          65
     PROXY VOTING POLICIES AND PROCEDURES           73
     QUARTERLY PORTFOLIO SCHEDULE                   73
     NOTICE TO SHAREHOLDERS                         74
     BOARD CONSIDERATION OF THE MANAGEMENT
       AND SUB-ADVISORY AGREEMENTS                  75

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc.(C)2005 Neuberger Berman Management Inc. All rights reserved.

CHAIRMAN'S LETTER

[PHOTO OF PETER SUNDMAN]

     Dear Fellow Shareholder,

     At times, the bond market can look like some kind of funhouse mirror -- good economic news appears bad and bad economic news appears good. The reason for this seeming illogic is actually quite simple. Historically, when the economy has grown too fast for too long, inflation accelerates, eroding the "real" rate of return for bonds and forcing the Federal Reserve to dampen economic growth by raising the cost of capital through higher interest rates.

     Recently, investors have been scrutinizing the economic tea leaves, trying to discern how the interplay of growth, inflation and the Fed will play out in the markets. This latest round of Fed-watching has its roots back in the spring of 2004, when after some strong economic reports, investors began anticipating that the Fed would begin raising short-term rates to quell inflationary pressures. Since then, even minor economic releases have seemed cause for rejoicing or despondency, depending on your perspective. Yet even as the Fed began a series of rate increases that continues to this day, long-term interest rates have hardly budged.

     Early this year, the yields on long term rates appeared so stubbornly steadfast that Fed Chairman Alan Greenspan called the phenomenon a "conundrum" -- and helped trigger a two-month swoon in the bond market, as investors feared more dramatic action from the Fed. Bonds bounced back again in April and generally held steady through September, as the Fed continued its campaign of "measured" increases. However, when the Fed hiked rates following Hurricanes Katrina and Rita, and opined that the risk of inflation was still greater than the risk of economic decline, bonds sold off again -- as investors appeared to grasp the seriousness of the Fed's intentions.

     Despite all this drama, the fiscal year proved relatively positive for the bond market. I am especially happy to note that all but one of our fixed income funds are in the black for the 12-month period.

     Still, one question that many investors are asking is why the bond market has held up so well despite the Fed's best efforts to tighten monetary conditions. The most commonly accepted theory is that deflationary forces such as cheaper goods from

                                               NEUBERGER BERMAN OCTOBER 31, 2005

     overseas have offset pressures from the price increases of oil and other commodities, making bond investors relatively sanguine about prospects for inflation. Indeed, price hikes at the wholesale level have yet to translate into increases on the consumer side, as measured by the "core" Consumer Price Index (the CPI excluding the volatile prices of food and energy).

     Such a contagion is exactly what the Fed is worried about, should the economy fail to slow down a bit. However, there are some signs of cooling. As of this writing, oil prices have fallen to below $60 per barrel, and there are indications that the red-hot housing market may be cooling. Unfortunately, heating costs will probably be high this winter, straining the pocketbooks of many homeowners. In the sometimes upside-down logic of investing, a slowing economy could improve the outlook for the fixed income markets.

     The ongoing saga of the Fed, inflation and interest rates will undoubtedly continue in the coming year. As of this writing, we have a new wrinkle in the story as Ben S. Bernanke has been nominated to replace Alan Greenspan as Fed chairman. The bond market has reacted favorably to his nomination, but is already debating his potential impact on the Fed and the markets.

     Of course, Neuberger Berman's portfolio managers do not risk shareholders' money based on their opinions of the Fed's next move. The managers' job, which we believe they do quite well, is to run portfolios based on prevailing economic trends and market dynamics while standing ready to respond quickly to any changes dictating a shift in investment tactics. Our adherence to this "safety first" investment philosophy may keep our fixed income funds from finishing at the very top of their peer groups during any given quarter or year. However, we are confident that, over the long term, making capital preservation a top priority will work in our shareholders' best interests.

     Sincerely,


                                /s/ Peter Sundman

                                  PETER SUNDMAN
                              CHAIRMAN OF THE BOARD
                          NEUBERGER BERMAN INCOME FUNDS

CASH RESERVES PORTFOLIO COMMENTARY

     For the fiscal year ending October 31, 2005, Neuberger Berman Cash Reserves posted a 2.42% return, versus a 2.10% advance by the Fund's benchmark, the iMoneyNet Money Fund Report Taxable First Tier Retail Average. The Fund closed fiscal 2005 with a 3.44% 7-day current yield and a 3.50% 7-day effective yield.*

     In fiscal 2005, the Federal Reserve's Open Market Committee (FOMC) raised the Federal Funds Rate eight times in 25 basis point increments, with a ninth 25 basis point move coming on November 1, 2005, the day after the close of our fiscal year. In statements following each of its meetings, the FOMC signaled that it would continue to raise rates at a "measured pace." Since the beginning of the tightening cycle in June 2004, the Federal Funds Rate has increased 300 basis points, and many observers expect more rate hikes to follow.

     During Fed tightening cycles, we typically reduce the portfolio's weighted average maturity. This strategy enables the Fund to quickly capture higher market interest rates. At the start of fiscal 2005, the Fund's weighted average maturity was 44.9 days. By the close of fiscal 2005, its weighted average maturity was 37.4 days.

     Over the course of the fiscal year, we significantly altered the Fund's sector allocation. A widening in the yield spread between U.S. government securities (Treasuries and agencies) and corporate commercial paper motivated us to eliminate Treasuries and agencies and increase the Fund's allocation to higher yielding corporate commercial paper. We also added to our holdings of floating rate debt (corporate floating rate notes and bank notes). Floating rate debt is advantageous during tightening cycles, because the securities adjust rapidly to higher market rates. We increased the Fund's allocation to bank certificates of deposit, because of the attractive yields on debt backed by the highest quality banking companies. At the close of the fiscal year, the Fund had 57.9% of assets in corporate commercial paper, 3.9% in corporate debt securities, 9.1% in bank CDs, 6.7% in floating rate CDs, and 22.9% in corporate floating rate notes.

     Going forward, we believe that the Fed will continue to raise the Federal Funds Rate at a measured pace until economic data indicate that growth is moderating, diminishing inflationary pressure. Consequently, we currently plan to maintain our cautious duration stance and will strive to capitalize on opportunities presented by pockets of market volatility typically associated with a rising rate environment. We believe Fed policy will remain consistent when newly nominated Fed Chairman Ben Bernanke takes over for retiring Chairman Alan Greenspan.

     Sincerely,


                      /s/ Ted Giuliano         /s/ Cynthia Damian

                     /s/ John Dugenske         /s/ Alyssa Juros

                       TED GIULIANO             CYNTHIA DAMIAN
                           AND                        AND
                      JOHN DUGENSKE              ALYSSA JUROS
                        PORTFOLIO                  PORTFOLIO
                       CO-MANAGERS             ASSOCIATE MANAGERS

     MATURITY DIVERSIFICATION
     (% BY MATURITY)

     1 - 7 Days                    15.2%
     8 - 30 Days                   48.8
     31 - 90 Days                  29.0
     91 - 180 Days                  3.4
     181+ Days                      3.6

*Current yield more closely reflects current earnings than does total return.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The composition, industries and holdings of the Fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

GOVERNMENT MONEY FUND PORTFOLIO COMMENTARY

     For the fiscal year ending October 31, 2005, the Neuberger Berman Government Money Fund returned 2.33% compared to the iMoneyNet Money Fund Report Government & Agencies Retail Average's 2.12% advance. The Fund closed fiscal 2005 with a 3.39% 7-day current yield and a 3.45% 7-day effective yield.*

     The Federal Reserve's Open Market Committee (FOMC) steadily raised rates throughout fiscal 2005, initiating eight 25 basis point Fed Funds Rate hikes. A ninth 25 basis point hike came on November 1, a day after the end of our fiscal year. In statements following each of its meetings, the FOMC signaled that rates would continue to be increased at a "measured pace." Since the Fed tightening cycle began in June 2004, the Federal Funds Rate has increased by 300 basis points, and many observers expect that more rate hikes will follow.

     During Fed tightening cycles, we typically reduce the portfolio's weighted average maturity. This strategy enables the Fund to quickly capture higher market interest rates. At the start of fiscal 2005, the Fund's weighted average maturity was 47.4 days. By the close of fiscal 2005, its weighted average maturity was 38 days.

     Over the course of the fiscal year, we significantly altered the Fund's sector allocation, eliminating U.S. Treasury securities entirely and positioning the portfolio exclusively in U.S. government agency securities, which provided materially higher yields without materially increasing risk. As of fiscal year end, 9% of our agency holdings were floating rate securities, which tend to be advantageous during Fed tightening cycles because they rapidly adjust to higher market interest rates.

     Going forward, we believe that the Fed will continue to raise the Federal Funds rate at a measured pace until economic data indicate that growth is moderating, diminishing inflationary pressure. Consequently, we currently plan to maintain the Fund's cautious duration stance while attempting to capitalize on evolving opportunities in a rising interest rate environment. We believe that Fed policy will remain consistent when newly nominated Fed Chairman Ben Bernanke takes over for retiring Chairman Alan Greenspan.

     Sincerely,


                      /s/ Ted Giuliano         /s/ Cynthia Damian

                     /s/ John Dugenske         /s/ Alyssa Juros

                       TED GIULIANO             CYNTHIA DAMIAN
                           AND                        AND
                       JOHN DUGENSKE             ALYSSA JUROS
                         PORTFOLIO                 PORTFOLIO
                        CO-MANAGERS            ASSOCIATE MANAGERS

     MATURITY DIVERSIFICATION
     (% BY MATURITY)

     1 - 7 Days                    20.9%
     8 - 30 Days                   38.2
     31 - 90 Days                  27.9
     91 - 180 Days                  9.4
     181+ Days                      3.6

*Current yield more closely reflects current earnings than does total return.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The composition, industries and holdings of the Fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

HIGH INCOME BOND FUND PORTFOLIO COMMENTARY

     For the fiscal year ending October 31, 2005, the Neuberger Berman High Income Bond Fund posted a 1.17% return, versus a 3.03% advance by the Fund's benchmark, the Lehman Brothers Intermediate Ba U.S. High Yield Index.

     The high yield market was volatile over the course of the fiscal year. High yield bonds ended calendar 2004 on a reasonably strong note and held onto that strength through February 2005. With fears of higher inflation, a spike in Treasury rates, and Federal Reserve Chairman Greenspan's comments about a bond market "conundrum," high yield bonds declined in March and were down slightly in April. May and June, in contrast, were solid months, but September and October saw the return of declines, in part due to rising Treasury rates.

     In addition to the economic drivers of high yield returns, there were other notable developments affecting the market. In mid-March, General Motors revised its expectations for corporate cash flow from positive $2 billion to negative $2 billion. This announcement focused investors' attention on credit risk and heightened expectations for a ratings downgrade of GM. Auto and auto-related sectors were hit particularly hard, but tight spreads generally were increasingly viewed as inadequately pricing the risk in the marketplace.

     Ultimately, GM was downgraded to below investment grade in May 2005, which in turn created technical disruptions in the market. GM represents about 15% of the Lehman Ba Index, significantly more than any other issuer. Due to the Fund's internal diversification guidelines, which limit weights in individual issuers, the Fund underperformed the Index when GM rallied off its lows. The rally in GM bonds and the Fund's underweight accounted for a significant portion of the portfolio's underperformance versus the benchmark.

     The Fund benefited from lower-than-market exposure to the airline sector, among others. Continued high oil prices and concern that they will be an ongoing drag on economic growth negatively affected this sector and others with significant exposure to commodity prices. Other high yield sectors generally performed within a relatively narrow range, with no standout performers on the upside or the downside.

     Given the current environment, we believe that a conservative approach is highly appropriate. Therefore, we are maintaining a relatively short duration/short maturity structure (thereby reducing exposure to a rise in interest rates). At the same time, we are looking to reduce exposure to deep cyclicals and increase exposure to defensive sectors. We are maintaining an optimistic, but cautious, outlook for the high yield market and for the Fund. We believe that the recent, unsettled environment has provided an opportunity for reallocation within the market at favorable prices.

     Our optimism is buoyed by several factors specific to historical high yield bond performance. First, our analysis indicates that during periods of rising interest rates, high yield bonds have outperformed other fixed income sectors. Second, during periods of widening credit spreads, higher quality, high yield issues have tended to outperform lower-rated, non-investment grade issues. Accordingly, we believe that select high yield investments can generate relatively strong returns in an environment of gradually increasing interest rates. In addition, we believe that our longstanding orientation toward higher quality issues and a shorter duration profile relative to the broader non-investment grade market can also provide relative support and opportunity should credit spreads continue to widen.

     Sincerely,


                   /s/ Ann H. Benjamin  /s/ Thomas P. O'Reilly

                                  ANN H. BENJAMIN
                                        AND
                                THOMAS P. O'REILLY
                             SENIOR PORTFOLIO MANAGER

AVERAGE ANNUAL TOTAL RETURNS(1)
ENDED 10/31/05

                                                                LEHMAN BROTHERS
                                                                INTERMEDIATE BA
                                  INVESTOR CLASS(3),(6)     US HIGH YIELD INDEX
1 YEAR                                             1.17%                   3.03%
5 YEAR                                             7.31%                   7.64%
10 YEAR                                            7.22%                   7.17%
LIFE OF FUND                                       7.93%                   8.10%
INCEPTION DATE                               02/01/1992

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE FUND ARE SUBJECT TO CHANGE.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.nb.com/performance.

[CHART]

COMPARISON OF A $10,000 INVESTMENT

                                     LEHMAN BROTHERS INTERMEDIATE
                INVESTOR CLASS         BA U.S. HIGH YIELD INDEX
10/31/1995          $ 10,000                    $ 10,000
10/31/1996          $ 11,003                    $ 11,004
10/31/1997          $ 12,380                    $ 12,318
10/31/1998          $ 12,643                    $ 12,844
10/31/1999          $ 13,331                    $ 13,288
10/31/2000          $ 14,105                    $ 13,828
10/31/2001          $ 15,145                    $ 15,081
10/31/2002          $ 16,132                    $ 14,560
10/31/2003          $ 18,091                    $ 17,586
10/31/2004          $ 19,842                    $ 19,393
10/31/2005          $ 20,074                    $ 19,981

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years. The result is compared with one or more benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes for additional information.

For the period ending October 31, 2005, the 30-day SEC yield of the Investor Class Shares was 6.08%.

RATING SUMMARY

AAA/Government/Government Agency         0.0%
AA                                       0.0
A                                        1.0
BBB                                      2.0
BB                                      53.2
B                                       42.1
CCC                                      0.0
CC                                       0.0
C                                        0.0
D                                        0.0
Not Rated                                0.0
Short Term                               1.7

LIMITED MATURITY BOND FUND PORTFOLIO COMMENTARY

     For the fiscal year ending October 31, 2005, the Neuberger Berman Limited Maturity Bond Fund Investor Class returned 0.77%, versus 0.67% for the Merrill Lynch 1-3 Year Treasury Index benchmark.

     Throughout the reporting period, the Federal Reserve continued the campaign of tightening monetary policy that it began in June 2004. The Fed's interest rate increases were largely anticipated by the fixed income markets, which resulted in relative stability for bond prices through early 2005. In February, however, Fed Chairman Alan Greenspan unsettled bond investors with his much-quoted "conundrum" statement, expressing puzzlement that long-term bond yields were not responding to the Fed's increases to short-term interest rates. These comments, along with upward revisions in GDP growth and new evidence of inflation, caused investors to fear more aggressive tightening, which put pressure on bond prices.

     This, in turn, was followed by a rally in the beginning of the second quarter, as further data seemed to show that economic growth had moderated enough to hold inflation in check, and led many observers to believe that the Fed would maintain its "measured pace" of rate increases. Still, by October, the tide had turned yet again, and it appeared that the economy remained strong despite two major hurricanes, and that inflation would remain an ongoing concern.

     Over the course of a tempestuous fiscal year, we maintained our defensive posture, with portfolio duration (a standard measure of the sensitivity of a bond's price to interest rate movements) at slightly lower levels than that of our benchmark index. Our duration posture helped to protect the portfolio from the impact of higher interest rates, and we made opportunistic sector allocations in order to enhance yield.

     We substantially reduced our allocation to Treasuries during the period, from 29.5% to 0.6%, and invested the proceeds from these sales in higher yielding but conservative alternatives. These included a significant increase in our allocation to AAA-rated asset-backed and mortgage-backed securities with seasoned maturities, from 14.2% at the beginning of the fiscal year to 35.1% at fiscal year end.

     Our exposure to U.S. government agency securities increased as well, from a zero weighting at the start of period to 13.0% on October 31. These securities offer portfolio diversification and higher yields than Treasuries. While we made strategic adjustments to our corporate bond holdings throughout the fiscal year based on our view of the economy and the markets, we ended the period at about the same level, or roughly 40% of the portfolio.

     Our commitment to protecting principal while enhancing yield has led us to focus on maintaining high credit quality standards. Given the current economic environment, including high oil prices and the potential for increased inflation and tighter monetary policy, we decreased our allocation of BBB-rated securities and at fiscal year end held most of the portfolio (56.0%) in AAA securities.

     We continue to see opportunities to add value in the bond market, which has held up well despite Fed rate increases totaling 225 basis points since September 2004. Although we think that more rate hikes are likely, we feel the Fed is getting close to a more "neutral" Fed Funds rate. However, this may not be accomplished before Greenspan's exit from office in January 2006. Energy prices remain a concern, and we will be carefully monitoring the market's inflation expectations. In order to protect the portfolio from interest rate risk, we currently plan to maintain duration at slightly shorter than benchmark levels. The portfolio's positioning with respect to non-Treasury sectors will likely remain conservative as well, given that credit spreads remain at tight absolute levels.

In closing, our investment philosophy of research- driven security selection, opportunistic sector allocation and duration management has allowed us to provide our investors with consistent and secure returns, regardless of interest rates and market cycles.

Sincerely,

                     /s/ Ted Giuliano      /s/ John Dugenske

                                TED GIULIANO
                                    AND
                               JOHN DUGENSKE
                           PORTFOLIO CO-MANAGERS


AVERAGE ANNUAL TOTAL RETURNS(1),(3)
ENDED 10/31/05

                                                             MERRILL LYNCH 1- 3 YEAR
                     INVESTOR CLASS        TRUST CLASS                TREASURY INDEX
1 YEAR                           0.77%              0.64%                  0.67%
5 YEAR                           4.02%              3.90%                  3.96%
10 YEAR                          4.38%              4.28%                  4.89%
LIFE OF FUND                     5.71%              5.66%                  6.18%

INCEPTION DATE             06/09/1986         08/30/1993

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE FUND ARE SUBJECT TO CHANGE.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.nb.com/performance.

[CHART]

COMPARISON OF A $10,000 INVESTMENT

                                          MERRILL LYNCH 1-3 YEAR
                      INVESTOR CLASS          TREASURY INDEX
10/31/1995                $ 10,000               $ 10,000
10/31/1996                $ 10,544               $ 10,591
10/31/1997                $ 11,278               $ 11,278
10/31/1998                $ 11,833               $ 12,146
10/31/1999                $ 12,067               $ 12,510
10/31/2000                $ 12,606               $ 13,270
10/31/2001                $ 14,071               $ 14,707
10/31/2002                $ 14,551               $ 15,427
10/31/2003                $ 15,022               $ 15,737
10/31/2004                $ 15,236               $ 16,009
10/31/2005                $ 15,354               $ 16,116

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Returns chart above). The result is compared with one or more benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes for additional information.

For the period ending 10/31/05, the 30-day SEC yield of the Investor Class Shares was 3.91% and the Trust Class Shares was 3.81%.

RATING SUMMARY

AAA/Government/
   Government Agency                      56.0%
AA                                         5.6
A                                         27.1
BBB                                        5.5
BB                                         0.4
B                                          0.0
CCC                                        0.0
CC                                         0.0
C                                          0.0
D                                          0.0
Not Rated                                  0.0
Short Term                                 5.4

MUNICIPAL MONEY FUND PORTFOLIO COMMENTARY

     For the fiscal year ending October 31, 2005, the Neuberger Berman Municipal Money Fund(5) returned 1.59%, versus 1.54% for the iMoneyNet Money Fund Report Tax-Free National Retail Average. The Fund closed fiscal 2005 with a 2.11% 7-day current yield and 2.13% 7-day effective yield.*

     At the start of the fiscal year, the portfolio had a weighted average maturity of 34.7 days, which was lower than our typical range. We anticipated a prolonged period of Federal Reserve tightening and wanted the ability to quickly roll over existing holdings into higher yielding securities as they were issued. By the end of the fiscal year, the Fund's weighted average maturity was 35.9 days, in line with benchmark levels.

     The portfolio's sector allocation changed substantially over the course of fiscal 2005. At the beginning of the period, 74.3% of assets were in variable rate demand notes (VRDNs), 13% in municipal notes, 6.6% in tax-exempt commercial paper, 2.8% in revenue bonds, 2.4% in general obligation bonds, and the balance in "put-able" bonds. At the end of the fiscal year, 85.7% of assets were in VRDNs, 8.2% in revenue bonds, 4% in municipal notes, and the balance in put-able bonds.

     We eliminated our exposure to tax-exempt commercial paper, because we were finding much better value in other sectors, especially VRDNs, which were priced attractively. Over the longer term, we expect sector allocation to balance out at approximately 70% variable rate demand notes and 30% in the other market sectors. Going forward, we are likely to limit our exposure to tax-exempt commercial paper, because the sector tends to be priced more advantageously for issuers than buyers. Aided by our close working relationships with a network of regional brokers, we will continue to look for price inefficiencies in the market in the form of overlooked municipal money market securities.

     For investors in higher federal income tax brackets, municipal money market securities remain attractively priced versus Treasuries, with the AAA-rated one-year municipal yield providing 67% of the yield on the one-year Treasury bill.

     Looking ahead, it appears that the Federal Reserve is committed to at least a few more rate hikes. Consequently, we will likely maintain the portfolio's conservative weighted average maturity until we see convincing evidence that the Fed is ready to shift into neutral. Our investment objective remains to generate superior long-term performance through prudent management of weighted average maturity and value oriented security selection.

     Sincerely,

             /s/ Janet A. Fiorenza      /s/ William J. Furrer

                           /s/ Kelly Landron

                           JANET A. FIORENZA,
                           WILLIAM J. FURRER
                                  AND
                             KELLY LANDRON
                         PORTFOLIO CO-MANAGERS

     MATURITY DIVERSIFICATION
     (% BY MATURITY)

     1 - 7 Days                      84.1%
     8 - 30 Days                      2.0
     31 - 90 Days                     3.2
     91 - 180 Days                    1.0
     181+ Days                        9.7

*Current yield more closely reflects current earnings than does total return.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For the period ending 10/31/05, the 7-day current yield of the Municipal Money Fund was 2.11% and the tax-equivalent yield was 3.25% for an investor in the highest federal income tax bracket (35%). For the period ending 10/31/05, the 7-day effective yield was 2.13% and the tax-equivalent effective yield was 3.30% for an investor in the highest federal income tax bracket (35%).

The composition, industries and holdings of the Fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

MUNICIPAL SECURITIES TRUST PORTFOLIO COMMENTARY

     For the fiscal year ending October 31, 2005, the Neuberger Berman Municipal Securities Trust posted a roughly flat return, declining -0.09%, versus the Lehman Brothers 7-Year GO Index's 0.71% advance.

     In general, municipal bonds performed in line with the broad fixed income market during the 12-month reporting period. Prices were relatively stable from November 2004 to January 2005, fell in February and March, rebounded in April and held steady through August before retreating again in September and October. The fixed income markets' ups and downs were largely the result of mixed economic signals, with bond investors cheered by news suggesting that the economy might be slowing but discouraged by data revealing that it was not. Bond investors were also carefully watching for signs of policy change at the Federal Reserve. Ultimately, the Fed's ongoing monetary tightening campaign, coupled with the news of economic strength, undermined bond returns.

     As portfolio managers, capital preservation is always crucial to us. Consequently, we were especially risk averse in the fiscal year's challenging market environment. At the start of the period, the portfolio had a relatively defensive 4.4 year duration, which we further reduced to
     4.1 by January 31, before finishing the fiscal year end with 4.5--still materially below the duration of our benchmark index.

     In terms of asset allocation, the only material change during the 12-month reporting period was an increase in the Fund's commitment to pre-refunded/escrowed bonds, which became more attractively priced this summer, as issuers rushed to refinance debt before interest rates moved higher. The portfolio entered the fiscal year with 48.1% in revenue bonds, 42.9% in general obligation bonds (GOs), 6.2% in pre-refunded/escrow bonds, and 2.8% in other assets and short term investments. At the end of fiscal 2005, the portfolio had 46.2% of assets in revenue bonds, 41.9% in GOs, 9.8% in pre-refunded/escrow bonds, and 2.1% in other assets and short term investments. With the robust economy increasing state and local tax revenues, credit quality in the municipal bond market improved. We upgraded the average credit rating of the portfolio from a strong AA+ to AAA by the end of the period.

     Shortly after the end of the fiscal year, a bipartisan committee appointed by President Bush to study ways to streamline the U.S. tax code released its report. One of its recommendations is to eliminate the deductibility of municipal bond interest for corporate buyers--primarily insurance companies, which represent about one-third of the market for municipal securities. If passed, this reform might not be good news for municipal issuers, because it may increase their cost of capital. However, after the initial shock to the market, it might be a positive for individual investors, who would likely be paid more in yield to take up the demand slack. As always, it is anyone's guess as to whether substantive tax reform will make the transition from political rhetoric to actual legislation.

     Over the short term, we believe that Fed policy will call the tune for the fixed income markets. We expect the Fed to continue to raise rates at a measured pace until it sees convincing evidence that the economy is slowing, which in turn would diminish the threat of inflation. In our opinion, this may happen sooner than is generally expected. Leading homebuilder Toll Brothers' recent announcement that sales are slowing, and the fact that sales inventories of existing homes have been rising, indicate that the housing market may be softening. In our view, a slower housing market would take a bite out of GDP and could also undermine consumer confidence. Also, higher heating bills could tighten household budgets, potentially dampening Christmas retail sales. Together these factors could, we believe, prompt the Fed to begin taking its foot off the monetary brakes.

     Overall, we think that the outlook for fixed income securities, including municipal bonds, will improve in the year ahead. We are likely to maintain the portfolio's defensive posture until we see conclusive evidence that economic growth is moderating sufficiently to put the Fed in a more accommodating mood.

MUNICIPAL SECURITIES TRUST

     In closing, we believe that shareholders should be encouraged by how well municipal securities have held up during a prolonged period of Fed tightening and by the fact that yields are now significantly more generous than they have been for some time.

     Sincerely,

                     /s/ Ted Giuliano      /s/ Thomas J. Brophy

                     /s/ Lori Canell       /s/ Kelly Landron

                         TED GIULIANO, THOMAS J. BROPHY,
                          LORI CANELL AND KELLY LANDRON
                              PORTFOLIO CO-MANAGERS

AVERAGE ANNUAL TOTAL RETURNS(1)
ENDED 10/31/05

                                                                 LEHMAN BROTHERS
                                        INVESTOR CLASS(5),(3)    7-YEAR GO INDEX
1 YEAR                                            (0.09%)                  0.71%
5 YEAR                                              4.57%                  5.40%
10 YEAR                                             4.59%                  5.34%
LIFE OF FUND                                        5.54%                  6.35%

INCEPTION DATE                                07/09/1987

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE FUND ARE SUBJECT TO CHANGE.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.nb.com/performance.

[CHART]

COMPARISON OF A $10,000 INVESTMENT

                                 LEHMAN BROTHERS
               INVESTOR CLASS    7-YEAR GO INDEX
10/31/1995        $ 10,000          $ 10,000
10/31/1996        $ 10,392          $ 10,476
10/31/1997        $ 11,090          $ 11,270
10/31/1998        $ 11,891          $ 12,109
10/31/1999        $ 11,768          $ 12,118
10/31/2000        $ 12,529          $ 12,937
10/31/2001        $ 13,768          $ 14,193
10/31/2002        $ 14,505          $ 15,062
10/31/2003        $ 15,157          $ 15,916
10/31/2004        $ 15,677          $ 16,710
10/31/2005        $ 15,663          $ 16,829

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years. The result is compared with one or more benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

For the period ending 10/31/05, the 30-day SEC yield of the Municipal Securities Trust was 3.19% and the tax-equivalent yield was 4.91% for an investor in the highest federal income tax bracket (35%).

RATING SUMMARY

AAA                                       79.5%
AA                                        19.3
A                                          0.0
BBB                                        0.0
BB                                         0.0
B                                          0.0
CCC                                        0.0
CC                                         0.0
C                                          0.0
D                                          0.0
Not Rated                                  0.0
Short Term                                 1.2

ENDNOTES

     1. Neuberger Berman Management Inc. ("Management") has contractually undertaken to reimburse the following Funds so that the total operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses are limited to 0.65% for Neuberger Berman Cash Reserves, 1.00% for Neuberger Berman High Income Bond Fund, 0.70% for Neuberger Berman Limited Maturity Bond Fund (Investor Class), 0.80% for Neuberger Berman Limited Maturity Bond Fund (Trust Class), and 0.65% for Neuberger Berman Municipal Securities Trust, of average daily net assets. Each undertaking lasts until October 31, 2008. Absent such reimbursements, the total returns of Neuberger Berman's Limited Maturity Bond Fund Investor Class, Limited Maturity Bond Fund Trust Class, and Municipal Securities Trust would have been less.

          Each of these Funds has contractually undertaken to reimburse Management for the excess expenses paid by Management, provided the reimbursements do not cause its total operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) to exceed the above stated expense limitation and the reimbursements are made within three years after the year that Management incurred the expense. For the year ended October 31, 2005, there were no reimbursements of expenses by Management to Neuberger Berman Cash Reserves and Neuberger Berman High Income Bond Fund.

     2. "Current yield" of a money market fund refers to the income generated by an investment in the Fund over a recent 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. Yields of a money market fund will fluctuate and past performance is not a guarantee of future results.

     3. Returns would have been lower if Management had not reimbursed certain expenses during the period shown, as applicable.

     4. Tax-equivalent effective yield is the taxable effective yield that an investor would have had to receive in order to realize the same level of yield after Federal income taxes at the highest Federal tax rate, currently 35% in 2005, assuming that all of the Fund's income is exempt from Federal income taxes.

     5. A portion of the income of Neuberger Berman Municipal Money Fund and Neuberger Berman Municipal Securities Trust may be subject to the Federal alternative minimum tax for certain investors.

     6. This Fund is the successor to the Lipper High Income Bond Fund ("Lipper Fund"). The total return data and for the periods prior to September 7, 2002, are those of the Lipper High Income Bond Fund Premier Class. The data reflect performance of the Lipper Fund for the period April 1, 1996, through September 6, 2002, and the performance of Lipper Fund's predecessor partnership for the period February 1, 1992 (date of inception), through March 31, 1996. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of the Lipper Fund which were in all material respects equivalent to those of its predecessor partnership. Had Lipper Fund's predecessor partnership been subject to the provisions of the 1940 Act, its investment performance may have been adversely affected. Returns would have been lower if the manager of the Lipper Fund had not waived certain of its fees during the periods shown.

GLOSSARY OF INDICES

          THE MERRILL LYNCH 1-3 YEAR TREASURY INDEX:   An unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 and 3 years.

THE LEHMAN BROTHERS 7-YEAR GENERAL OBLIGATION INDEX:   An unmanaged total return performance benchmark for the
                                                       intermediate-term, 7-year, investment grade General Obligations
                                                       (State and Local) tax-exempt bond market.

                     THE iMONEYNET MONEY FUND REPORT   Measures the performance of retail money market mutual funds
                  TAXABLE FIRST TIER RETAIL AVERAGE:   which hold "First Tier" securities as defined by Rule 2a-7 of the
                                                       Investment Company Act of 1940 (not including Second Tier
                                                       Commercial Paper). First Tier securities are those rated in the highest short-term rating category by two or more nationally recognized statistical ratings organizations or one, if only one has rated the security.

                     THE iMONEYNET MONEY FUND REPORT   Measures the performance of retail money market mutual funds
                            TREASURY RETAIL AVERAGE:   which invest only in obligations of the U.S. Treasury (T-Bills).

          THE iMONEYNET MONEY FUND REPORT GOVERNMENT   Measures the performance of retail money market mutual funds
                        AND AGENCIES RETAIL AVERAGE:   which invest in obligations of the U.S. Treasury (T-Bills), repurchase agreements, or U.S. Government Agency securities.

                     THE iMONEYNET MONEY FUND REPORT   Measures all national tax-free and municipal retail funds.
                   TAX-FREE NATIONAL RETAIL AVERAGE:   Portfolio holdings of tax-free funds include Rated and Unrated
                                                       Demand Notes, Rated and Unrated General Market Notes, Commercial
                                                       Paper, Put Bonds - 6 months or less, Put Bonds - over 6 months,
                                                       AMT Paper, and Other Tax-Free holdings.

                     LEHMAN BROTHERS INTERMEDIATE BA   An unmanaged index comprised of BB-rated bonds with maturities
                              U.S. HIGH YIELD INDEX:   of less than 10 years.

Please note that indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that investors cannot invest directly in any index or average. Data about the performance of each index or average are prepared or obtained by Neuberger
Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. Each Fund may invest in securities not included in its respective index.

INFORMATION ABOUT YOUR FUND'S EXPENSES

These tables are designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

                    ACTUAL EXPENSES AND PERFORMANCE:   The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

       HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:   The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at
                                                       5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds versus other funds.
                                                       To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

EXPENSE INFORMATION AS OF 10/31/05 (UNAUDITED)

NEUBERGER BERMAN CASH RESERVES

                                       BEGINNING         ENDING         EXPENSES
                                         ACCOUNT        ACCOUNT      PAID DURING
                                           VALUE          VALUE      THE PERIOD*
--------------------------------------------------------------------------------
ACTUAL
Investor Class                         $   1,000    $  1,014.90      $      2.37

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
Investor Class                         $   1,000    $  1,022.86      $      2.38

NEUBERGER BERMAN GOVERNMENT MONEY FUND

                                       BEGINNING         ENDING         EXPENSES
                                         ACCOUNT        ACCOUNT      PAID DURING
                                           VALUE          VALUE      THE PERIOD*
--------------------------------------------------------------------------------
ACTUAL
Investor Class                         $   1,000    $  1,014.30      $      2.33

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
Investor Class                         $   1,000    $  1,022.89      $      2.34

NEUBERGER BERMAN HIGH INCOME BOND FUND

                                       BEGINNING         ENDING         EXPENSES
                                         ACCOUNT        ACCOUNT      PAID DURING
                                           VALUE          VALUE      THE PERIOD*
--------------------------------------------------------------------------------
ACTUAL
Investor Class                         $   1,000    $  1,027.20      $      4.76

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
Investor Class                         $   1,000    $  1,020.51      $      4.74

NEUBERGER BERMAN LIMITED MATURITY BOND FUND

                                       BEGINNING         ENDING         EXPENSES
                                         ACCOUNT        ACCOUNT      PAID DURING
                                           VALUE          VALUE      THE PERIOD*
--------------------------------------------------------------------------------
ACTUAL
Investor Class                         $   1,000    $  1,006.30      $      3.56
Trust Class                            $   1,000    $  1,006.40      $      4.07

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
Investor Class                         $   1,000    $  1,021.66      $      3.59
Trust Class                            $   1,000    $  1,021.15      $      4.10

NEUBERGER BERMAN MUNICIPAL MONEY FUND

                                       BEGINNING         ENDING         EXPENSES
                                         ACCOUNT        ACCOUNT      PAID DURING
                                           VALUE          VALUE      THE PERIOD*
--------------------------------------------------------------------------------
ACTUAL
Investor Class                         $   1,000    $  1,009.60      $      3.08

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
Investor Class                         $   1,000    $  1,022.14      $      3.10

NEUBERGER BERMAN MUNICIPAL SECURITIES TRUST

                                       BEGINNING         ENDING         EXPENSES
                                         ACCOUNT        ACCOUNT      PAID DURING
                                           VALUE          VALUE      THE PERIOD*
--------------------------------------------------------------------------------
ACTUAL
Investor Class                         $   1,000    $    997.10      $      3.29

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
Investor Class                         $   1,000    $  1,021.91      $      3.33

 * For each class of the Fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

                                               NEUBERGER BERMAN OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS CASH RESERVES

PRINCIPAL AMOUNT                                                                      RATING ###                      VALUE ++
(000'S OMITTED)                                                               MOODY'S             S&P       (000'S OMITTED)
CERTIFICATES OF DEPOSIT (9.1%)
$        10,000  Deutsche Bank, Euro CD, 4.13%, due 3/28/06                     P-1              A-1+       $        10,000
         12,000  Lloyd's TSB Bank PLC, Yankee CD, 4.04%, due 1/6/06             P-1              A-1+                12,000
         10,000  Natexis Banque Populair, Yankee CD, 3.83%,
                 due 12/19/05                                                   P-1               A-1                10,000
         12,000  Wells Fargo Bank NA, Domestic CD, 3.86%, due 11/14/05          P-1              A-1+                12,000
                                                                                                            ---------------
                 TOTAL CERTIFICATES OF DEPOSIT                                                                       44,000
                                                                                                            ---------------
FLOATING RATE CERTIFICATES OF DEPOSIT (6.9%)~
         13,000  Barclays Bank NY, Floating Rate Yankee CD, 3.81%,
                 due 11/1/05                                                    P-1              A-1+                13,000
         10,000  BNP Paribas NY, Floating Rate Domestic CD, 3.80%,
                 due 11/4/05                                                    P-1              A-1+                 9,998
         10,000  Westpac Banking Corp. NY, Floating Rate Yankee CD, 3.78%,
                 due 11/28/05                                                   P-1              A-1+                 9,998
                                                                                                            ---------------
                 TOTAL FLOATING RATE CERTIFICATES OF DEPOSIT                                                         32,996
                                                                                                            ---------------
COMMERCIAL PAPER (57.9%)
          8,000  ABN AMRO North America Finance, Inc., 3.90%, due 12/27/05      P-1              A-1+                 7,951
          5,000  Amstel Funding Corp., 3.81%, due 11/29/05                      P-1              A-1+                 4,985
          5,000  Amstel Funding Corp., 3.95%, due 1/26/06                       P-1               A-1                 4,953
         12,000  Amsterdam Funding Corp., 3.83%, due 11/16/05                   P-1               A-1                11,981
         14,000  Atlantic Asset Securitization Corp., 3.82% - 3.88%,
                 due 11/10/05 - 12/19/05                                        P-1               A-1                13,945
          5,000  AWB Harvest Finance, Inc., 3.85%, due 11/14/05                 P-1              A-1+                 4,993
         12,000  Banque Generale du Luxembourg, 3.68% & 4.00%,
                 due 11/9/05 & 1/12/06                                          P-1              A-1+                11,969
         12,620  Cancara Asset Securitization Ltd., 3.82%, due 12/16/05         P-1              A-1+                12,560
         10,000  Ciesco LLC, 3.95%, due 12/16/05                                P-1              A-1+                 9,951
          5,000  CRC Funding LLC, 3.68%, due 11/1/05                            P-1              A-1+                 5,000
          6,000  CRC Funding LLC, 3.88%, due 11/22/05                           P-1              A-1+                 5,986**
          5,100  Danske Corp., 3.77%, due 11/8/05                               P-1              A-1+                 5,096
         13,000  DNB Norway Bank, 3.68% & 3.90%, due 11/21/05 & 12/22/05        P-1               A-1                12,953
         11,000  Eiffel Funding LLC, 3.85%, due 12/19/05                        P-1               A-1                10,943
          5,000  General Electric Capital Corp., 3.77%, due 11/28/05            P-1              A-1+                 4,986
          2,000  Grampian Funding LLC, 3.53%, due 11/7/05                       P-1              A-1+                 1,999
         10,000  ING America Insurance Holdings, Inc., 3.97%, due 1/5/06        P-1              A-1+                 9,928
          8,738  Ivory Funding Corp., 3.72% - 3.87%, due 11/15/05 - 12/12/05    P-1               A-1                 8,716
          7,000  Jupiter Securitization Corp., 3.89%, due 11/17/05              P-1               A-1                 6,988
         12,000  National Australia Funding (Delaware), Inc., 3.74%,
                 due 11/10/05                                                   P-1              A-1+                11,989
         11,572  Old Line Funding Corp., 3.90%, due 11/28/05                    P-1              A-1+                11,538
          5,233  Park Avenue Receivables Corp., 3.79%, due 11/2/05              P-1               A-1                 5,232
          6,000  Park Avenue Receivables Corp., 3.84%, due 11/9/05              P-1               A-1                 5,995**
          7,000  Preferred Receivables Funding, 3.84%, due 11/21/05             P-1               A-1                 6,985
         11,000  Rabobank USA Financial Corp., 3.84% & 3.90%,
                 due 11/8/05 & 12/30/05                                         P-1              A-1+                10,958
         12,000  Royal Bank of Scotland, 3.70%, due 11/16/05                    P-1              A-1+                11,981
          5,000  Sheffield Receivables, 3.82%, due 11/7/05                      P-1              A-1+                 4,997
         10,000  Societe Generale NA, Inc., 3.71%, due 12/9/05                  P-1              A-1+                 9,961
         10,500  Target Corp., 4.03%, due 11/1/05                               P-1               A-1                10,500
         12,000  Thunder Bay Funding Inc., 3.87%, due 11/22/05                  P-1              A-1+                11,973
         12,000  UBS Finance (Delaware), Inc., 3.53%, due 11/14/05              P-1              A-1+                11,985
          8,000  Yorktown Capital LLC, 3.92%, due 11/17/05                      P-1              A-1+                 7,986
                                                                                                            ---------------
                 TOTAL COMMERCIAL PAPER                                                                             277,963
                                                                                                            ---------------

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                      RATING ###                      VALUE ++
(000'S OMITTED)                                                               MOODY'S             S&P       (000'S OMITTED)
CORPORATE DEBT SECURITIES (3.9%)
$         1,325  Bank One Corp., Notes, 6.50%, due 2/1/06                       Aa3               A+        $         1,332
         10,000  Credit Suisse First Boston USA, Inc., Notes, 5.88%,
                 due 8/1/06                                                     Aa3               A+                 10,101
          7,220  HBOS Treasury Services PLC, Notes, 2.25%, due 5/1/06           Aa2               AA                  7,146**
                                                                                                            ---------------
                 TOTAL CORPORATE DEBT SECURITIES                                                                     18,579
                                                                                                            ---------------
FLOATING RATE CORPORATE DEBT SECURITIES (22.7%)~
          6,000  American Express Bank, Floating Rate Notes, 3.94%,
                 due 11/14/05                                                   Aa3               A+                  6,001
          7,000  American Express Credit Corp., Floating Rate Senior Notes,
                 4.14%, due 11/16/05                                            Aa3               A+                  7,008
         10,000  CIT Group, Inc, Senior Floating Rate Medium-Term Notes,
                 3.83%, due 11/18/05                                            A2                 A                 10,003
          1,000  Citigroup, Inc., Floating Rate Notes, 4.02%, due 12/20/05      Aa1               AA-                 1,000
          5,000  General Electric Capital Corp., Floating Rate Medium-Term
                 Notes, Ser. A, 4.02%, due 12/19/05                             Aaa               AAA                 5,006
          6,700  Goldman Sachs Group, Inc., Floating Rate Medium-Term
                 Notes. Ser. B, 4.09% & 4.37%, due 1/5/06 & 1/30/06             Aa3               A+                  6,706
         14,000  HSBC Finance Corp., Floating Rate Medium-Term Notes,
                 4.20% & 4.94%, due 11/1/05 & 1/23/06                           A1                 A                 14,023
         10,600  K2 (USA) LLC, Guaranteed Floating Rate Medium-Term Notes,
                 3.85%, due 12/15/05                                            Aaa               AAA                10,598**
         11,400  Links Finance LLC, Floating Rate Medium-Term Notes,
                 4.06%, due 11/28/05                                                              AAA                11,400**
         14,000  Merrill Lynch & Co., Inc., Floating Rate Medium-Term Notes,
                 Ser. C, 4.03% & 4.23%, due 11/17/05 & 1/19/06                  Aa3               A+                 14,008
         13,150  Morgan Stanley, Floating Rate Notes, 3.81%, due 11/9/05        Aa3               A+                 13,160
         10,000  National City Bank, Floating Rate Notes, 3.83%, due 11/7/05    Aa3               A+                  9,999
                                                                                                            ---------------
                 TOTAL FLOATING RATE CORPORATE DEBT SECURITIES                                                      108,912
                                                                                                            ---------------

                 TOTAL INVESTMENTS (100.5%)                                                                         482,450

                 Liabilities, less cash, receivables and other assets [(0.5%)]                                       (2,487)
                                                                                                            ---------------

                 TOTAL NET ASSETS (100.0%)                                                                  $       479,963
                                                                                                            ---------------

SCHEDULE OF INVESTMENTS GOVERNMENT MONEY FUND

PRINCIPAL AMOUNT                                                                                                      VALUE ++
(000'S OMITTED)                                                                                             (000'S OMITTED)
U.S. GOVERNMENT AGENCY SECURITIES (91.1%)
$        30,000  Fannie Mae, Disc. Notes, 3.72%, due 11/1/05                                                $        30,000
          4,900  Fannie Mae, Disc. Notes, 3.61%, due 11/9/05                                                          4,896
          6,416  Fannie Mae, Disc. Notes, 3.65%, due 11/10/05                                                         6,410
         22,650  Fannie Mae, Notes, 5.50%, due 2/15/06                                                               22,730
         10,000  Fannie Mae, Disc. Notes, 4.12%, due 4/19/06                                                          9,807
          5,047  Federal Home Loan Bank, Disc. Notes, 3.60%, due 11/9/05                                              5,043
         10,000  Federal Home Loan Bank, Disc. Notes, 3.62%, due 11/10/05                                             9,991
         18,176  Federal Home Loan Bank, Disc. Notes, 3.60%, due 11/14/05                                            18,152
         10,000  Federal Home Loan Bank, Disc. Notes, 3.67%, due 11/18/05                                             9,983
         10,000  Federal Home Loan Bank, Disc. Notes, 3.62%, due 12/2/05                                              9,969
         10,000  Federal Home Loan Bank, Disc. Notes, 3.61%, due 12/9/05                                              9,962
         15,000  Federal Home Loan Bank, Disc. Notes, 3.72%, due 12/16/05                                            14,930
         55,750  Freddie Mac, Disc. Notes, 3.67% - 3.73%, due 11/1/05                                                55,750
         10,000  Freddie Mac, Disc. Notes, 3.49%, due 11/8/05                                                         9,993
          5,000  Freddie Mac, Disc. Notes, 3.58%, due 11/15/05                                                        4,993
         30,000  Freddie Mac, Disc. Notes, 3.84%, due 11/22/05                                                       29,933
         20,000  Freddie Mac, Disc. Notes, 3.70%, due 11/29/05                                                       19,942
         70,000  Freddie Mac, Disc. Notes, 3.61% - 3.87%, due 12/12/05                                               69,697
         10,000  Freddie Mac, Disc. Notes, 3.95%, due 1/10/06                                                         9,923
          6,000  Freddie Mac, Disc. Notes, 3.96%, due 2/14/06                                                         5,931
         15,000  Freddie Mac, Disc. Notes, 4.12%, due 5/10/06                                                        14,674
                                                                                                            ---------------
                 TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                                            372,709
                                                                                                            ---------------
FLOATING RATE U.S. GOVERNMENT AGENCY SECURITIES (9.0%)~
         20,000  Federal Farm Credit Bank, Floating Rate Notes, 3.93%, due 11/25/05                                  20,002
         17,090  Federal Home Loan Bank, Floating Rate Notes, 3.89%, due 11/21/05                                    17,089
                                                                                                            ---------------
                 TOTAL FLOATING RATE U.S. GOVERNMENT AGENCY SECURITIES                                               37,091
                                                                                                            ---------------

                 TOTAL INVESTMENTS (100.1%)                                                                         409,800

                 Liabilities, less cash, receivables and other assets [(0.1%)]                                         (532)
                                                                                                            ---------------

                 TOTAL NET ASSETS (100.0%)                                                                  $       409,268
                                                                                                            ---------------

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS HIGH INCOME BOND FUND

PRINCIPAL AMOUNT                                                                      RATING ###                      VALUE +
(000'S OMITTED)                                                               MOODY'S             S&P       (000'S OMITTED)
CORPORATE DEBT SECURITIES (95.6%)
$         2,250  Abitibi-Consolidated, Inc., Notes, 6.95%, due 4/1/08           Ba3               BB-       $         2,239
          1,800  Abitibi-Consolidated, Inc., Notes, 8.55%, due 8/1/10           Ba3               BB-                 1,759
          8,000  AES Corp., Senior Secured Notes, 8.75%, due 5/15/13            Ba3               B+                  8,640**
          5,750  Airgas, Inc., Senior Subordinated Notes, 9.13%, due 10/1/11    Ba2               BB-                 6,102(OO)
          6,375  Alderwoods Group, Inc., Guaranteed Notes, 7.75%,
                 due 9/15/12                                                    B2                 B                  6,582(OO)
          4,000  Alliant Techsystems, Inc., Senior Subordinated Notes,
                 8.50%, due 5/15/11                                             B2                 B                  4,180
          4,075  Allied Waste North America, Inc., Guaranteed Notes, Ser. B,
                 8.88%, due 4/1/08                                              B2                BB-                 4,248+++
          3,125  Allied Waste North America, Inc., Guaranteed Senior Secured
                 Notes, Ser. B, 9.25%, due 9/1/12                               B2                BB-                 3,368+++
          2,500  American Towers, Inc., Guaranteed Notes, 7.25%, due 12/1/11    Ba2               BB-                 2,613
          5,325  Amerigas Partners L.P., Senior Unsecured Notes, 7.25%,
                 due 5/20/15                                                    B2                BB-                 5,511**
          2,500  AMETEK, Inc., Senior Notes, 7.20%, due 7/15/08                Baa3               BBB                 2,614
          8,750  Arch Western Finance Corp., Senior Notes, 6.75%,
                 due 7/1/13                                                     Ba3               BB-                 8,794
          7,825  Aviall, Inc., Senior Notes, 7.63%, due 7/1/11                  B1                BB                  7,942
          5,325  BCP Crystal Holdings Corp., Senior Subordinated Notes,
                 9.63%, due 6/15/14                                             B3                B-                  5,857+++
          4,175  Bombardier Recreational Products, Senior Subordinated Notes,
                 8.38%, due 12/15/13                                            B3                 B                  4,258+++
          5,125  BoWater Canada Finance Corp., Guaranteed Notes, 7.95%,
                 due 11/15/11                                                   Ba3               BB                  4,894+++
          4,000  Case New Holland, Inc., Guaranteed Notes, 6.00%,
                 due 6/1/09                                                     Ba3               BB-                 3,820
          2,750  Case New Holland, Inc., Guaranteed Notes, 9.25%,
                 due 8/1/11                                                     Ba3               BB-                 2,894
          6,125  Chesapeake Energy Corp., Senior Notes, 7.50%,
                 due 9/15/13                                                    Ba2               BB                  6,492+++
          2,825  Chesapeake Energy Corp., Senior Notes, 7.00%,
                 due 8/15/14                                                    Ba2               BB                  2,938
          4,500  Chiquita Brands International, Senior Notes, 7.50%,
                 due 11/1/14                                                    B3                B-                  4,241
          4,100  Chukchansi Economic Development Authority, Senior Notes,
                 8.00%, due 11/15/13                                            B2                BB-                 4,131**(O)
          2,500  CITGO Petroleum Corp., Senior Unsecured Notes, 7.88%,
                 due 5/15/06                                                    Ba1               BB                  2,537
          3,875  CITGO Petroleum Corp., Senior Notes, 6.00%, due 10/15/11       Ba1               BB                  4,069+++
          6,000  CMS Energy Corp., Senior Notes, 8.90%, due 7/15/08             B1                B+                  6,420
          3,000  CMS Energy Corp., Senior Notes, 7.75%, due 8/1/10              B1                B+                  3,165+++
          5,750  Compass Minerals Group, Inc., Senior Subordinated Notes,
                 10.00%, due 8/15/11                                            B3                B-                  6,196
          6,075  Constellation Brands, Inc., Guaranteed Senior Subordinated
                 Notes, Ser. B, 8.13%, due 1/15/12                              Ba3               B+                  6,326
          4,125  Coventry Health Care, Inc., Senior Notes, 8.13%,
                 due 2/15/12                                                    Ba1              BBB-                 4,393
          8,875  CSC Holdings, Inc., Senior Notes, Ser. B, 8.13%,
                 due 7/15/09                                                    B1                BB-                 9,075
          6,125  D. R. Horton, Inc., Guaranteed Senior Notes, 8.50%,
                 due 4/15/12                                                    Ba1               BB+                 6,570
          6,250  Dean Foods Co., Senior Notes, 6.63%, due 5/15/09               Ba2               BB-                 6,375+++

PRINCIPAL AMOUNT                                                                      RATING ###                      VALUE +
(000'S OMITTED)                                                               MOODY'S             S&P       (000'S OMITTED)
$         2,625  Dole Foods Co., Inc., Debentures, 8.75%, due 7/15/13           B2                B+        $         2,737
          2,250  Dole Foods Co., Inc., Senior Notes, 8.63%, due 5/1/09          B2                B+                  2,326
          4,250  Edison Mission Energy, Senior Notes, 9.88%, due 4/15/11        B1                B+                  4,951
          6,250  El Paso Natural Gas Co., Senior Notes, Ser. A, 7.63%,
                 due 8/1/10                                                     B1                 B                  6,559
          6,525  Entercom Radio/Capital, Guaranteed Senior Notes, 7.63%,
                 due 3/1/14                                                     Ba2               B+                  6,655
          2,500  Enterprise Products Operating L.P., Guaranteed Senior Notes,
                 7.50%, due 2/1/11                                             Baa3               BB+                 2,700
          5,000  Felcor Lodging L.P., Senior Floating Rate Notes, 7.78%,
                 due 12/1/05                                                    B1                B-                  5,144~
          5,425  Ferrellgas L.P., Senior Notes, 8.75%, due 6/15/12              B2                B-                  5,371
          2,175  Ferrellgas L.P., Senior Notes, 6.75%, due 5/1/14               Ba3               B+                  2,088
          3,000  Fisher Scientific International, Inc., Senior Subordinated
                 Notes, 6.13%, due 7/1/15                                       Ba2               BB+                 2,978**
          9,875  Ford Motor Credit Co., Notes, 6.50%, due 1/25/07              Baa3               BB+                 9,758
          6,875  Forest Oil Corp., Senior Notes, 8.00%, due 6/15/08             Ba3               BB-                 7,202
          8,875  Freescale Semiconductor, Senior Notes, 6.88%, due 7/15/11      Ba2               BB+                 9,163
          4,125  General Cable Corp., Senior Notes, 9.50%, due 11/15/10         B2                 B                  4,352
         12,175  General Motors Acceptance Corp., Notes, 6.13%, due 2/1/07      Ba1               BB                 12,055
          8,125  Georgia Gulf Corp., Senior Notes, 7.13%, due 12/15/13          Ba3               BB-                 8,125
          4,500  Georgia Pacific Corp., Senior Notes, 7.38%, due 7/15/08        Ba1               BB+                 4,680
          2,400  Georgia Pacific Corp., Guaranteed Notes, 9.38%, due 2/1/13     Ba1               BB+                 2,646+++
          3,000  Grant Prideco, Inc., Senior Unsecured Notes, 6.13%,
                 due 8/15/15                                                    Ba2               BB                  3,008**
          1,773  Hanover Equipment Trust 2001 A, Senior Secured Notes,
                 Ser. A, 8.50%, due 9/1/08                                      B2                B+                  1,844
          3,250  Hanover Equipment Trust 2001 B, Senior Secured Notes,
                 Ser. B, 8.75%, due 9/1/11                                      B2                B+                  3,445
          4,275  HCA, Inc., Notes, 5.50%, due 12/1/09                           Ba2               BB+                 4,165
          3,250  HCA, Inc., Notes, 6.30%, due 10/1/12                           Ba2               BB+                 3,198
          6,750  Host Marriott L.P., Senior Notes, Ser. M, 7.00%, due 8/15/12   Ba2               B+                  6,801+++
          4,325  Houghton Mifflin Co., Senior Notes, 8.25%, due 2/1/11          B3                B-                  4,422
          4,275  Ikon Office Solutions, Senior Notes, 7.75%, due 9/15/15        Ba2               BB                  4,051**
          5,875  IMC Global, Inc., Guaranteed Notes, Ser. B, 10.88%,
                 due 6/1/08                                                     Ba3               BB                  6,573
          7,125  INVISTA, Notes, 9.25%, due 5/1/12                              B1                B+                  7,650**
          3,262  Jafra Cosmetics, Senior Subordinated Notes, 10.75%,
                 due 5/15/11                                                    B3                B-                  3,580
          3,000  Jean Coutu Group (PJC), Inc., Senior Subordinated Notes,
                 8.50%, due 8/1/14                                              B3                B-                  2,783+++
          5,650  K. Hovnanian Enterprises, Guaranteed Notes, 6.00%,
                 due 1/15/10                                                    Ba2               B+                  5,278
          3,525  KB Home, Notes, 6.38%, due 8/15/11                             Ba1               BB+                 3,471
          4,375  KB Home, Senior Subordinated Notes, 8.63%, due 12/15/08        Ba2               BB-                 4,610
          2,500  Kennametal, Inc., Senior Notes, 7.20%, due 6/15/12            Baa3               BBB                 2,697
          1,750  Kerr-McGee Corp., Secured Notes, 7.00%, due 11/1/11            Ba3               BB+                 1,750
          7,675  L-3 Communications Corp., Guaranteed Senior Subordinated
                 Notes, 7.63%, due 6/15/12                                      Ba3               BB+                 8,020
          8,000  Lamar Media Corp., Guaranteed Notes, 7.25%, due 1/1/13         Ba3                B                  8,300
          3,000  Las Vegas Sands Corp., Guaranteed Notes, 6.38%,
                 due 2/15/15                                                    B2                 B                  2,843

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                      RATING ###                      VALUE +
(000'S OMITTED)                                                               MOODY'S             S&P       (000'S OMITTED)
$         6,325  LIN Television Corp., Senior Subordinated Notes, 6.50%,
                 due 5/15/13                                                    B1                B-        $         5,993+++
          5,000  Lousiana Pacific Corp., Senior Notes, 8.88%, due 8/15/10      Baa3              BBB-                 5,548
          3,225  Lyondell Chemical Co., Guaranteed Senior Notes, 10.50%,
                 due 6/1/13                                                     B1                BB-                 3,656
          7,125  MCI, Inc., Senior Unsecured Notes, 7.69%, due 5/1/09           B2                B+                  7,383
          5,325  Meditrust, Notes, 7.00%, due 8/15/07                           Ba2               BB                  5,405
          2,500  MGM Mirage, Inc., Guaranteed Senior Notes, 8.50%,
                 due 9/15/10                                                    Ba2               BB                  2,681
          6,500  MGM Mirage, Inc., Guaranteed Notes, 6.00%, due 10/1/09         Ba2               BB                  6,386
          3,000  MidWest Generation LLC, Pass-Through Certificates, Ser. A,
                 8.30%, due 7/2/09                                              B1                B+                  3,135
          5,175  Millar Western Forest, Senior Notes, 7.75%, due 11/15/13       B2                B+                  4,218
          5,000  Mohegan Tribal Gaming, Senior Subordinated Notes,
                 8.00%, due 4/1/12                                              Ba3               B+                  5,206
          5,750  Moog, Inc., Senior Subordinated Notes, 6.25%, due 1/15/15      Ba3               B+                  5,721
          4,875  MSW Energy Holdings LLC, Guaranteed Senior Secured Notes,
                 Ser. B, 7.38%, due 9/1/10                                      Ba3               BB-                 5,046
          2,750  Mylan Laboratories, Inc., Senior Notes, 5.75%, due 8/15/10     Ba1               BB+                 2,716**
          5,125  Mylan Laboratories, Inc., Senior Notes, 6.38%, due 8/15/15     Ba1               BB+                 5,061+++**
          7,650  Nalco Co., Senior Notes, 7.75%, due 11/15/11                   B2                B-                  7,813+++
          5,875  Navistar International Corp., Senior Notes, 7.50%,
                 due 6/15/11                                                    Ba3               BB-                 5,581
          2,500  NBTY, Inc., Senior Subordinated Notes, 7.13%, due 10/1/15      B1                B+                  2,438**
          3,125  Nell AF SARL, Senior Notes, 8.38%, due 8/15/15                 B2                B-                  3,000**
          2,250  Nevada Power Co., General Refunding Mortgage Notes, Ser. E,
                 10.88%, due 10/15/09                                           Ba1                                   2,464
          3,875  Newfield Exploration Co., Senior Notes, 7.63%, due 3/1/11      Ba2               BB+                 4,127
          3,525  Newfield Exploration Co., Senior Subordinated Notes, 8.38%,
                 due 8/15/12                                                    Ba3               BB-                 3,780
          7,500  Nextel Communications, Senior Notes, Ser. E, 6.88%,
                 due 10/31/13                                                  Baa2               A-                  7,846
          5,250  Norampac, Inc., Senior Notes, 6.75%, due 6/1/13                Ba2               BB+                 4,935
          6,125  Norske Skog Canada, Ltd., Guaranteed Senior Notes, Ser. D,
                 8.63%, due 6/15/11                                             Ba3               BB-                 5,911
          1,250  Nortel Networks Corp., Guaranteed Notes, 7.40%,
                 due 6/15/06                                                                      B-                  1,253
          6,750  Novelis, Inc., Senior Notes, 7.25%, due 2/15/15                B1                 B                  6,159**
          8,125  NRG Energy, Inc., Guaranteed Notes, 8.00%, due 12/15/13        B1                 B                  8,856+++
          2,525  OMEGA Healthcare Investors, Inc., Notes, 6.95%,
                 due 8/1/07                                                     B1                BB-                 2,538
          7,325  Omnicare, Inc., Guaranteed Notes, Ser. B, 8.13%,
                 due 3/15/11                                                    Ba2               BB+                 7,645
          6,275  Owens & Minor, Inc., Senior Subordinated Notes, 8.50%,
                 due 7/15/11                                                    Ba3               BB+                 6,620
          3,325  Owens-Brockway Glass Container, Inc., Guaranteed Senior
                 Notes, 8.88%, due 2/15/09                                      B1                BB-                 3,475
          5,125  Owens-Brockway Glass Container, Inc., Guaranteed Senior
                 Notes, 8.25%, due 5/15/13                                      B2                 B                  5,227+++
          5,750  Peabody Energy Corp., Guaranteed Senior Notes, Ser. B,
                 6.88%, due 3/15/13                                             Ba3               BB-                 5,937
          2,000  Pilgrim's Pride Corp., Guaranteed Senior Notes, 9.63%,
                 due 9/15/11                                                    Ba2               BB-                 2,140

PRINCIPAL AMOUNT                                                                      RATING ###                      VALUE +
(000'S OMITTED)                                                               MOODY'S             S&P       (000'S OMITTED)
$         2,500  Pilgrim's Pride Corp., Senior Subordinated Notes, 9.25%,
                 due 11/15/13                                                   Ba3               B+        $         2,744
          5,750  Plains E&P Co., Senior Notes, 7.13%, due 6/15/14               Ba2               BB-                 5,966+++
          8,000  Pogo Producing Co., Senior Subordinated Notes, Ser. B,
                 8.25%, due 4/15/11                                             Ba3               B+                  8,380
          6,000  Pride International, Inc., Senior Notes, 7.38%, due 7/15/14    Ba2               BB-                 6,465+++
          5,000  PSE&G Energy Holdings, Inc., Notes, 7.75%, due 4/16/07         Ba3               BB-                 5,075
          7,575  Radio One, Inc., Guaranteed Senior Notes, 8.88%,
                 due 7/1/11                                                     B2                 B                  8,001
          4,875  Reliant Energy, Inc., Secured Notes, 6.75%, due 12/15/14       B1                B+                  4,534+++
          5,750  Rogers Cable, Inc., Secured Notes, 7.88%, due 5/1/12           Ba3               BB+                 6,095
          6,250  Rogers Wireless, Inc., Secured Notes, 7.25%, due 12/15/12      Ba3               BB                  6,562
          7,725  Salem Communications Holding Corp., Guaranteed Senior
                 Subordinated Notes, Ser. B, 9.00%, due 7/1/11                  B2                B-                  8,150
          7,875  Scotts Co., Senior Subordinated Notes, 6.63%,
                 due 11/15/13                                                   Ba2               B+                  8,032
          8,075  Sequa Corp., Senior Notes, Ser. B, 8.88%, due 4/1/08           B1                BB-                 8,277
          6,250  Service Corp. International, Senior Notes, 7.70%,
                 due 4/15/09                                                    Ba3               BB                  6,516
          2,950  Shaw Communications, Inc., Senior Notes, 8.25%,
                 due 4/11/10                                                    Ba2               BB+                 3,179
          2,750  Sierra Pacific Power Co., General Refunding Mortgage Notes,
                 6.25%, due 4/15/12                                             Ba1               BB                  2,757
          7,125  Smithfield Foods, Inc., Senior Notes, 7.00%, due 8/1/11        Ba2               BB                  7,232
          4,500  Southern Star Central Corp., Senior Secured Notes, 8.50%,
                 due 8/1/10                                                     B1                B+                  4,781
          8,575  Speedway Motorsports, Inc., Senior Subordinated Notes,
                 6.75%, due 6/1/13                                              Ba2               B+                  8,768
          5,125  Standard Pacific Corp., Senior Notes, 6.50%, due 10/1/08       Ba2               BB                  5,023
          2,375  Standard Pacific Corp., Senior Notes, 6.50%, due 8/15/10       Ba2               BB                  2,235
          3,175  Starwood Hotels & Resorts, Worldwide, Inc., Guaranteed
                 Senior Notes, 7.88%, due 5/1/12                                Ba1               BB+                 3,421
          6,125  Steinway Musical Instruments, Guaranteed Notes, 8.75%,
                 due 4/15/11                                                    Ba3               B+                  6,416
          5,000  Stena AB, Senior Notes, 9.63%, due 12/1/12                     Ba3               BB-                 5,400
          4,725  Stewart Enterprises, Senior Notes, 6.25%, due 2/15/13          B1                BB-                 4,465**
          4,475  Stone Container Corp., Senior Notes, 9.75%, due 2/1/11         B2                 B                  4,475
          5,575  Sungard Data Systems, Inc., Senior Unsecured Notes, 9.13%,
                 due 8/15/13                                                    B3                B-                  5,659**
          3,425  Targa Resources, Inc., Guaranteed Notes, 8.50%,
                 due 11/1/13                                                    B2                B-                  3,476**
          3,575  Texas Genco LLC, Senior Notes, 6.88%, due 12/15/14             B1                 B                  3,825**
          4,875  Texas Industries, Inc., Senior Notes, 7.25%, due 7/15/13       Ba3               BB-                 5,070**
          8,000  Toll Corp., Senior Subordinated Notes, 8.25%, due 12/1/11      Ba2               BB+                 8,460
          2,875  Transcontinental Gas Pipe Line Corp., Notes, Ser. B, 7.00%,
                 due 8/15/11                                                    Ba2               B+                  3,004
          5,175  Triad Hospitals, Inc., Senior Notes, 7.00%, due 5/15/12        B2                BB-                 5,253
          4,700  TXU Corp., Senior Notes, Ser. O, 4.80%, due 11/15/09           Ba1               BB+                 4,454
          2,000  Universal Compression, Inc., Senior Notes, 7.25%,
                 due 5/15/10                                                    Ba3                B                  2,040
          5,875  Valmont Industries, Inc., Guaranteed Notes, 6.88%,
                 due 5/1/14                                                     Ba3               B+                  5,992
          4,000  Ventas Realty LP, Guaranteed Notes, 7.13%, due 6/1/15          Ba3               BB                  4,130

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                      RATING ###                      VALUE +
(000'S OMITTED)                                                               MOODY'S             S&P       (000'S OMITTED)
$         1,500  Videotron Ltee, Guaranteed Notes, 6.88%, due 1/15/14           Ba3               B+        $         1,515
          1,875  Videotron Ltee, Notes, 6.38%, due 12/15/15                     Ba3               B+                  1,852**
          6,650  Vintage Petroleum Inc., Senior Notes, 8.25%, due 5/1/12        Ba3               BB-                 7,165
          3,875  Vought Aircraft Industries, Inc., Senior Notes, 8.00%,
                 due 7/15/11                                                    B2                B-                  3,662
          2,250  Warnaco, Inc., Senior Notes, 8.88%, due 6/15/13                B1                BB-                 2,424
          4,875  Warner Music Group, Senior Subordinated Notes, 7.38%,
                 due 4/15/14                                                    B3                B-                  4,753
          6,000  Williams Cos., Inc., Notes, 8.13%, due 3/15/12                 B1                B+                  6,480
          3,000  Williams Scotsman, Inc., Senior Notes, 8.50%, due 10/1/15      B3                 B                  3,045**
          6,725  Xerox Corp., Senior Notes, 6.88%, due 8/15/11                  Ba2               BB-                 6,927
                                                                                                            ---------------
                 TOTAL CORPORATE DEBT SECURITIES (COST $755,853)                                                    745,257
                                                                                                            ---------------
REPURCHASE AGREEMENTS (1.6%)
         12,800  State Street Bank and Trust Co. Repurchase Agreement, 3.45%,
                 due 11/1/05, dated 10/31/05, Maturity Value $12,801,227
                 Collateralized by $12,730,000 Fannie Mae, 5.75%,
                 due 2/15/08 (Collateral Value $13,184,881) (COST $12,800)                                           12,800#
                                                                                                            ---------------

NUMBER OF SHARES

SHORT-TERM INVESTMENTS (6.6%)
     51,539,041  Neuberger Berman Securities Lending Quality Fund, LLC
                 (COST $51,539)                                                                                      51,539#(C)
                                                                                                            ---------------

WARRANTS (0.0%)
            500  Dayton Superior Corp.                                                                                  --*
         22,136  Reliant Resources, Inc.                                                                                --*
            625  XM Satellite Radio, Inc.                                                                               --*
                                                                                                            ---------------
                 TOTAL WARRANTS (COST $0)                                                                                --
                                                                                                            ---------------

                 TOTAL INVESTMENTS (103.8%) (COST $820,192)                                                         809,596##

                 Liabilities, less cash, receivables and other assets [(3.8%)]                                      (29,897)
                                                                                                            ---------------

                 TOTAL NET ASSETS (100.0%)                                                                  $       779,699
                                                                                                            ---------------

SCHEDULE OF INVESTMENTS LIMITED MATURITY BOND FUND

PRINCIPAL AMOUNT                                                                     RATING ###                       VALUE +
(000'S OMITTED)                                                               MOODY'S             S&P       (000'S OMITTED)
U.S. TREASURY SECURITIES-BACKED BY THE FULL FAITH AND CREDIT OF THE U.S. GOVERNMENT (0.6%)
$         1,100  U.S. Treasury Notes, 2.25%, due 4/30/06 (COST $1,094)          TSY               TSY       $         1,089(OO)
                                                                                                            ---------------
U.S. GOVERNMENT AGENCY SECURITIES (13.0%)
          4,400  Fannie Mae, Notes, 5.25%, due 4/15/07                          AGY               AGY                 4,439
         13,500  Federal Home Loan Bank, Notes, 3.38%, due 9/14/07              AGY               AGY                13,203
          4,735  Freddie Mac, Notes, 3.75%, due 4/15/07                         AGY               AGY                 4,680
                                                                                                            ---------------
                 TOTAL U.S. GOVERNMENT AGENCY SECURITIES (COST $22,427)                                              22,322
                                                                                                            ---------------
MORTGAGE-BACKED SECURITIES (1.4%)
FANNIE MAE
             56  Collateralized Mortgage Obligations, Planned Amortization
                 Certificates, Ser. 2003-16, Class PA, 4.50%, due 11/25/09      AGY               AGY                    56

FREDDIE MAC
             24  ARM Certificates, 2.88%, due 1/1/17                            AGY               AGY                    24~
            234  Pass-Through Certificates, 5.00%, due 2/1/07                   AGY               AGY                   235
          1,799  Pass-Through Certificates, 8.50%, due 10/1/30                  AGY               AGY                 1,931

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
              6  Pass-Through Certificates, 7.50%, due 10/15/09 - 8/15/10       AGY               AGY                     6
             59  Pass-Through Certificates, 7.00%, due 4/15/11                  AGY               AGY                    62
             32  Pass-Through Certificates, 12.00%, due 12/15/12 - 5/15/14      AGY               AGY                    37
                                                                                                            ---------------
                 TOTAL MORTGAGE-BACKED SECURITIES (COST $2,380)                                                       2,351
                                                                                                            ---------------
CORPORATE DEBT SECURITIES (41.7%)
          1,950  American Express, Notes, 5.50%, due 9/12/06                    A1                A+                  1,963
          1,310  AT&T Wireless Services, Inc., Senior Notes, 7.35%,
                 due 3/1/06                                                    Baa2                A                  1,321
          1,200  Bank of America Corp., Senior Notes, 3.88%, due 1/15/08        Aa2               AA-                 1,177
          1,745  Bank of New York Co., Inc., Senior Notes, 5.20%, due 7/1/07    Aa3               A+                  1,757
          1,800  Bear Stearns Co., Inc., Notes, 4.00%, due 1/31/08              A1                 A                  1,768
          2,000  Berkshire Hathaway Finance, Notes, 3.40%, due 7/2/07           Aaa               AAA                 1,954
          1,750  Boeing Capital Corp., Senior Notes, 5.75%, due 2/15/07         A3                 A                  1,770
          1,900  Caterpillar Financial Services Corp., Notes, 2.59%,
                 due 7/15/06                                                    A2                 A                  1,873
            960  Chase Manhattan Corp., Subordinated Notes, 7.25%,
                 due 6/1/07                                                     A1                 A                    993
          1,750  CIT Group Inc., Senior Notes, 3.88%, due 11/3/08               A2                 A                  1,696
          3,500  Citigroup, Inc., Notes, 5.00%, due 3/6/07                      Aa1               AA-                 3,512
          2,000  Coca-Cola Enterprises, Notes, 5.38%, due 8/15/06               A2                 A                  2,012
          1,675  Comcast Cable Communications, Notes, 8.38%, due 5/1/07        Baa2              BBB+                 1,756
          2,200  Credit Suisse First Boston USA, Inc., Notes, 4.63%,
                 due 1/15/08                                                    Aa3               A+                  2,190
          1,300  Daimler Chrysler N.A. Holdings Corp., Guaranteed Notes,
                 4.05%, due 6/4/08                                              A3                BBB                 1,262
          1,950  Diageo Finance BV, Guaranteed Notes, 3.00%, due 12/15/06       A3                A-                  1,911
            715  Enterprise Products Operating, Senior Notes, 4.00%,
                 due 10/15/07                                                  Baa3               BB+                   699
          1,800  General Electric Capital Corp., Notes, 3.50%, due 5/1/08       Aaa               AAA                 1,745
          2,400  Goldman Sachs Group, Inc., Notes, 4.13%, due 1/15/08           Aa3               A+                  2,363
          1,950  Hewlett-Packard Co., Senior Notes, 5.50%, due 7/1/07           A3                A-                  1,972
          1,900  HSBC Finance Corp., Notes, 5.75%, due 1/30/07                  A1                 A                  1,921
          1,900  International Lease Finance Corp., Notes, 5.75%, due 2/15/07   A1                AA-                 1,915

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                     RATING ###                       VALUE +
(000'S OMITTED)                                                               MOODY'S             S&P       (000'S OMITTED)
$         1,630  John Deere Capital Corp., Notes, 5.13%, due 10/19/06           A3                A-        $         1,636
          1,300  Kraft Foods, Inc., Notes, 4.63%, due 11/1/06                   A3               BBB+                 1,296
          1,200  Mallinckrodt Group, Inc., Notes, 6.50%, due 11/15/07          Baa3              BBB+                 1,228
          1,250  MBNA Corp., Notes, 4.63%, due 9/15/08                         Baa2               BBB                 1,240
          2,300  Merrill Lynch & Co., Notes, 4.25%, due 9/14/07                 Aa3               A+                  2,280
          2,235  Morgan Stanley, Bonds, 5.80%, due 4/1/07                       Aa3               A+                  2,262
          1,900  National Rural Utilities Collateral Trust, 6.00%,
                 due 5/15/06                                                    A1                A+                  1,914
          2,200  SBC Communications, Inc., Notes, 5.75%, due 5/2/06             A2                 A                  2,212
          1,000  Sprint Capital Corp., Guaranteed Notes, 6.00%, due 1/15/07    Baa2               A-                  1,013
          1,950  Target Corp., Notes, 3.38%, due 3/1/08                         A2                A+                  1,890
          1,650  Time Warner, Inc., Notes, 7.25%, due 9/1/08                   Baa1              BBB+                 1,737
          1,850  Toyota Motor Credit Corp., Medium Term Notes, 2.70%,
                 due 1/30/07                                                    Aaa               AAA                 1,800
          1,250  Union Bank Switzerland-NY, Subordinated Notes, 7.25%,
                 due 7/15/06                                                    Aa3               AA                  1,271
            950  Univision Communications, Inc., Guaranteed Notes, 3.50%,
                 due 10/15/07                                                  Baa2              BBB-                   920
          1,800  US Bank N.A., Notes, 2.85%, due 11/15/06                       Aa1               AA-                 1,760
          1,800  Verizon Global Funding Corp., Notes, 4.00%, due 1/15/08        A2                A+                  1,765
          1,800  Verizon Wireless Capital, Notes, 5.38%, due 12/15/06           A3                A+                  1,810
          2,300  Wachovia Corp., Notes, 4.95%, due 11/1/06                      Aa3               A+                  2,302
          1,750  Washington Mutual, Inc., Senior Notes, 5.63%, due 1/15/07      A3                A-                  1,764
                                                                                                            ---------------
                 TOTAL CORPORATE DEBT SECURITIES (COST $72,749)                                                      71,630
                                                                                                            ---------------
      FOREIGN GOVERNMENT SECURITIES^ (3.8%)
      EUR 3,600  Bundesobligation, 3.50%, due 10/10/08                          Aaa               AAA                 4,405
      EUR 1,810  Bundesobligation, 3.25%, due 4/17/09                           Aaa               AAA                 2,200
                                                                                                            ---------------
                 TOTAL FOREIGN GOVERNMENT SECURITIES^ (COST $6,813)                                                   6,605
                                                                                                            ---------------
      ASSET-BACKED SECURITIES (33.7%)
          3,178  Adjustable Rate Mortgage Trust, Ser. 2005-10, Class 4A1,
                 5.39%, due 1/25/36                                                               AAA                 3,188
          2,804  Banc of America Commercial Mortgage Inc., Series 2005-1,
                 Class A1, 4.36%, due 11/10/42                                  Aaa               AAA                 2,787
          1,358  Banc of America Funding Corp., Ser. 2005-F, Class 4A1,
                 5.45%, due 9/20/35                                             Aa1               AAA                 1,354
          3,250  Banc of America Funding Corp., Ser. 2005-H, Class 7A1,
                 5.72%, due 11/20/35                                            Aaa               AAA                 3,280
          3,000  Capital Auto Receivables Asset Trust, Ser. 2004-2, 3.58%,
                 due 1/15/09                                                    Aaa               AAA                 2,936
          2,345  Chase Funding Mortgage Loan, Ser. 2003-6, Class 1A3, 3.34%,
                 due 5/25/26                                                    Aaa               AAA                 2,300
          3,600  Chase Manhattan Auto Owner Trust, Ser. 2003-C, Class A4,
                 2.94%, due 6/15/10                                             Aaa               AAA                 3,507
          3,750  Citibank Credit Card Issuance Trust, Ser. 2004-A1, 2.55%,
                 due 1/20/09                                                    Aaa               AAA                 3,649
          2,017  Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%,
                 due 6/25/35                                                    Aaa               AAA                 2,161**
          3,220  First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5,
                 Class 2A1, 5.47%, due 11/25/35                                 Aaa               AAA                 3,218
          2,250  Ford Credit Auto Owner Trust, Ser. 2005-A, Class A3, 3.48%,
                 due 11/15/08                                                   Aaa               AAA                 2,220

PRINCIPAL AMOUNT                                                                     RATING ###                       VALUE +
(000'S OMITTED)                                                               MOODY'S             S&P       (000'S OMITTED)
$           910  GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%,
                 due 9/25/35                                                    Aaa               AAA       $           970
          2,994  Harborview Mortgage Loan Trust, Floating Rate, Ser. 2004-4,
                 Class 3A, 2.98%, due 11/19/05                                  Aaa               AAA                 2,932~
          3,323  Indymac Index Mortgage Loan Trust, Ser. 2005-AR23,
                 Class 2A1, 5.59%, due 11/25/35                                 Aaa               AAA                 3,323
          1,250  John Deere Owner Trust, Ser. 2005-A, Class A3, 3.98%,
                 due 6/15/09                                                    Aaa               AAA                 1,234
          2,257  JP Morgan Mortgage Trust, Ser. 2005-A4, Class 2A1, 5.08%,
                 due 7/25/35                                                    Aaa               AAA                 2,236
          3,259  JP Morgan Mortgage Trust, Ser. 2005-ALT1, Class 2A1, 5.66%,
                 due 10/25/35                                                   Aaa               AAA                 3,273
          3,750  MBNA Credit Card Master Note Trust, Ser. 2002-A1, Class A1,
                 4.95%, due 6/15/09                                             Aaa               AAA                 3,765
          2,250  Nissan Auto Receivables Owner Trust, Ser. 2005-A, Class A3,
                 3.54%, due 10/15/08                                            Aaa               AAA                 2,216
          1,402  Nomura Asset Acceptance Corp., Ser. 2005-S3, Class AIO,
                 20.00%, due 8/25/35                                            Aaa               AAA                   310
          3,233  Residential Accredit Loans, Inc., Ser. 2005-QA10, Class A31,
                 5.64%, due 9/25/35                                             Aaa               AAA                 3,245
          2,690  Saxon Asset Securities Trust, Ser. 2004-2, Class AF2, 4.15%,
                 due 8/25/35                                                    Aaa               AAA                 2,665
          1,100  USAA Auto Owner Trust, Ser. 2005-1, Class A3, 3.90%,
                 due 7/15/09                                                    Aaa               AAA                 1,087
                                                                                                            ---------------
                 TOTAL ASSET-BACKED SECURITIES (COST $58,448)                                                        57,856
                                                                                                            ---------------
REPURCHASE AGREEMENTS (5.3%)
          9,160  State Street Bank and Trust Co. Repurchase Agreement, 3.45%,
                 due 11/1/05, dated 10/31/05, Maturity Value $9,160,878
                 Collateralized by $9,110,000 Fannie Mae, 5.75%,
                 due 2/15/08 (Collateral Value $9,435,528) (COST $9,160)                                              9,160#
                                                                                                            ---------------
                 TOTAL INVESTMENTS (99.5%) (COST $173,071)                                                          171,013##

                 Cash, receivables and other assets, less liabilities (0.5%)                                            938
                                                                                                            ---------------
                 TOTAL NET ASSETS (100.0%)                                                                  $       171,951
                                                                                                            ---------------

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS MUNICIPAL MONEY FUND

PRINCIPAL AMOUNT                          SECURITY @                               RATING @@###                    VALUE ++
(000'S OMITTED)                                                               MOODY'S             S&P    (000'S OMITTED)
MUNICIPAL NOTES (8.0%)
$         1,785  American Muni. Pwr. (Ohio Inc. BANS), Cleveland Pub. Pwr.
                 Notes Ser. 2005, 3.10%, due 8/17/06                                                     $         1,785
          1,000  American Muni. Pwr. (Ohio Inc. BANS), Ser. 2005, 3.35%,
                 due 11/2/06                                                                                       1,000(O)
          1,000  Barrington (NJ) Sch. Dist. Grant Anticipation Notes,
                 Ser. 2005, 4.25%, due 10/20/06                                                                    1,010
          2,000  Beacon (NY) Sch. Dist. BANS, Ser. 2005, 3.50%,
                 due 12/29/05                                                                                      2,002
          1,000  Burlington Area (WI) Sch. Dist. TRANS, Ser. 2005, 3.85%,
                 due 9/21/06                                                                                       1,007
          3,000  DC Everest Area (WI) Sch. Dist. TRANS, Ser. 2005, 3.25%,
                 due 8/28/06                                                    A-1                                3,007
          1,300  East China (MI) Sch. Dist. St. Aid Anticipation Notes,
                 Ser. 2005, 3.25%, due 3/15/06                                                                     1,301
          1,570  Fairborn (OH) BANS, Ser. 2005, 4.00%, due 6/28/06                                                 1,582
          1,900  Hampden-Wilbraham (MA) Sch. Dist. BANS, Ser. 2005,
                 4.25%, due 10/13/06                                                                               1,920
          2,000  Hunting Valley (OH) BANS, Ser. 2005, 3.75%, due 10/5/06                                           2,014
          8,000  Kentucky Asset/Liability Commission Gen. Fund TRANS,
                 Ser. 2005 A, 4.00%, due 6/28/06                               MIG1              SP-1+             8,068
          2,000  King Co. (WA) BANS, Ser. 2005 B, 4.50%, due 11/1/06           MIG1              SP-1+             2,029(O)
          2,150  Michigan Muni. Bond Au. Notes, Ser. 2005 B-1, 4.00%,
                 due 8/18/06                                                                     SP-1+             2,169
          2,000  Missouri Pub. Utils. Commission Rev. Interim Construction
                 Notes, Ser. 2005, 4.00%, due 9/15/06                          MIG1                                2,016
          1,350  Pepper Pike (OH) BANS, Ser. 2005, 3.00%, due 6/22/06                                              1,351
          7,700  Strafford Co. (NH) TANS, Ser. 2005, 3.75%, due 12/28/05                                           7,712
          4,500  Texas St. TRANS, Ser. 2005, 4.50%, due 8/31/06                MIG1              SP-1+             4,552
          2,500  West Allis West Milwaukee (WI) Sch. Dist. TRANS, Ser. 2005,
                 4.25%, due 9/25/06                                            MIG1                                2,525(O)
                                                                                                         ---------------
                                                                                                                  47,050
                                                                                                         ---------------
TAX-EXEMPT SECURITIES--BACKED BY INSURANCE (0.3%)
MUNICIPAL BOND ASSURANCE CORP.
          1,700  Cumberland Co. (PA) Muni. Au. Dickenson College Rev.
                 Ser. 2000 B, 3.20%, due 11/1/24                               VMIG1                               1,700++++(O)(uu)
                                                                                                         ---------------
TAX-EXEMPT SECURITIES--BACKED BY LETTERS OF CREDIT (3.3%)
BANK OF AMERICA
         10,000  Tulsa Co. (OK) Ind. Au. Cap. Imp. Rev., Ser. 2003 A, 2.95%,
                 due 5/15/17 Putable 11/15/05                                                    A-1+             10,000
CITIZENS BANK
          1,400  Allegheny Co. (PA) Ind. Dev. Au. Rev. (Pittsburgh
                 Theological Seminary), Ser. 2001, 2.85%, due 8/1/31
                 Putable 8/1/06                                                VMIG1                               1,400++++
DEPFA BANK
          4,500  Northside (TX) Independent Sch. Dist. Sch. Bldg. Rev.,
                 Ser. 2005, 2.85%, due 6/15/35 Putable 6/15/06                 VMIG1             A-1+              4,500
STATE STREET BANK
          3,500  Chicago (IL) G.O. Tender Notes, Ser. 2004, 2.20%,
                 due 1/27/06 Putable 12/8/05                                   MIG1              SP-1+             3,500
                                                                                                         ---------------
                                                                                                                  19,400
                                                                                                         ---------------
TAX-EXEMPT SECURITIES--OTHER (4.2%)
          5,000  Chicago (IL) Park Dist. Corp. Purp. Tax Anticipation
                 Warrants, Ser. 2005 A, 4.00%, due 5/1/06                      MIG1              SP-1+             5,027

PRINCIPAL AMOUNT                          SECURITY @                               RATING @@###                    VALUE ++
(000'S OMITTED)                                                               MOODY'S             S&P    (000'S OMITTED)
$         3,000  Illinois Hlth. Fac. Au. Rev. (Advocate Hlth. Care Network),
                 Ser. 2003 A, 2.74%, due 11/15/22 Putable 7/6/2006             VMIG1             A-1+    $         3,000++++
          3,000  North Wales (PA) Wtr. Au. Rev. (Rural Wtr. Proj.),
                 Ser. 2005, 4.00%, due 10/1/06                                 MIG1                                3,023
          3,000  Racine (WI) Unified Sch. Dist. TRANS, Ser. 2005, 4.00%,
                 due 7/14/06                                                   MIG1                                3,025
          5,000  Sevier Co. (TN) Pub. Bldg. Au. Pub. Proj. Construction Notes
                 (Taud Loan Prog.), Ser. 2005 A-3, 2.85%, due 4/1/06           VMIG1                               5,000
          5,700  Tippecanoe (IN) Sch. Corp. Temporary Loan Warrants,
                 Ser. 2005, 3.25%, due 12/30/05                                                                    5,703
                                                                                                         ---------------
                                                                                                                  24,778
                                                                                                         ---------------
TAX-EXEMPT VARIABLE RATE DEMAND NOTES (8.4%)~
          2,000  Berkeley Co. (SC) Exempt Fac. Ind. Rev. (Amoco Chemical Co.
                 Proj.), Ser. 1998, 2.79%, due 11/1/05                         VMIG1             A-1+              2,000++++
         15,000  Brazos River (TX) Harbor Navigation Dist. of Brazoria Co.
                 Rev. (BASF Corp. Proj.), Ser. 1997, 2.79%, due 11/1/05         P-1                               15,000++++
          2,500  Gibson Co. (IN) PCR (Toyota Motor Mfg. Proj.), Ser. 1997,
                 2.75%, due 11/2/05                                                              A-1+              2,500++++
          6,000  Gibson Co. (IN) PCR (Toyota Motor Mfg. Proj.), Ser. 2001 B,
                 2.75%, due 11/2/05                                             P-1                                6,000++++
          3,200  Gulf Coast (TX) Ind. Dev. Au. Exempt Fac. Ind. Rev.
                 (BP Global Pwr. Corp. Proj.), Ser. 2003, 2.79%, due 11/1/05   VMIG1                               3,200++++
            100  Gulf Coast (TX) Waste Disp. Au. Env. Fac. Rev. (BP Amoco
                 Chemical Co. Proj.), Ser. 2003, 2.79%, due 11/1/05            VMIG1             A-1+                100++++
          1,100  Gulf Coast (TX) Waste Disp. Au. Env. Fac. Rev. (BP Prod.
                 North America Proj.), Ser. 2003, 2.79%, due 11/1/05           VMIG1             A-1+              1,100++++
          1,600  Gulf Coast (TX) Waste Disp. Au. Env. Fac. Rev. (ExxonMobil
                 Oil Corp. Proj.), Ser. 2002, 2.81%, due 11/1/05               VMIG1             A-1+              1,600++++
          1,200  Gulf Coast (TX) Waste Disp. Au. PCR (Amoco Oil Co. Proj.),
                 Ser. 1994, 2.79%, due 11/1/05                                 VMIG1             A-1+              1,200++++
          3,900  Gulf Coast (TX) Waste Disp. Au. Solid Waste Disp. Rev.
                 (Amoco Oil Co. Proj.), Ser. 1995, 2.79%, due 11/1/05          VMIG1                               3,900++++
          5,700  Harris Co. (TX) IDC Solid Waste Disp. Rev. (Exxon Proj.),
                 Ser. 1997, 2.68%, due 11/1/05                                 VMIG1             A-1+              5,700++++
            300  Louisville & Jefferson Co. (KY) Reg. Arpt. Au. Spec. Fac.
                 Rev. (UPS Worldwide Forwarding, Inc. Proj.), Ser. 1999 B,
                 2.75%, due 11/1/05                                            VMIG1             A-1+                300++++
          4,615  Ohio Solid Waste Rev. (BP Exploration & Oil Inc. Proj.),
                 Ser. 2000, 2.80%, due 11/1/05                                 VMIG1             A-1+              4,615++++
            500  Ohio St. Solid Waste Ref. Rev. (BP Prod. North America, Inc.
                 Proj. - BP p.l.c.), Ser. 2002, 2.80%, due 11/1/05             VMIG1             A-1+                500++++
          1,000  St. Lucie Co. (FL) Solid Waste Disp. Ref. Rev. (Florida Pwr.
                 & Light Co. Proj.), Ser. 2003, 2.79%, due 11/1/05             VMIG1                               1,000++++
            500  Whiting (IN) Env. Fac. Rev. (Amoco Oil Co. Proj.), Ser.
                 2000, 2.79%, due 11/1/05                                      VMIG1             A-1+                500++++
                                                                                                         ---------------
                                                                                                                  49,215
                                                                                                         ---------------
TAX-EXEMPT VARIABLE RATE DEMAND NOTES--BACKED BY LETTERS OF CREDIT (55.9%)~
ABN AMRO BANK NV
          8,300  Amarillo (TX) Independent Sch. Dist. G.O. (ABN Amro Munitops
                 Cert. Trust), Ser. 2005, 2.76%, due 11/3/05                   VMIG1                               8,300
          5,300  Clark Co. (NV) IDR (Nevada Cogeneration Assoc. 2 Proj.),
                 Ser. 1992, 2.79%, due 11/1/05                                 VMIG1             A-1+              5,300
BANK OF AMERICA
          4,125  Atlanta (GA) Urban Residential Fin. Au. Multi-Family Hsg.
                 Rev. (Capitol Gateway Apts.), Ser. 2005, 2.79%, due 11/3/05                     A-1+              4,125++++

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                          SECURITY @                               RATING @@###                    VALUE ++
(000'S OMITTED)                                                               MOODY'S             S&P    (000'S OMITTED)
$         1,200  Calhoun Co. (TX) Navigation IDA Port Rev. (Formosa Plastics
                 Corp., Texas Proj.), Ser. 1994, 2.75%, due 11/2/05            VMIG1                     $         1,200++++
          1,700  Palm Beach Co. (FL) Rev. (The Norton Gallery and Sch. of
                 Art, Inc. Proj.), Ser. 2000, 2.73%, due 11/2/05                                 A-1+              1,700++++
          2,250  Washington St. Hsg. Fin. Commission Multi-Family Rev.
                 (Fairwinds Redmond Proj.), Ser. 2005 A, 2.79%, due 11/4/05    VMIG1                               2,250++++
BANK OF NEW YORK
          3,000  Idaho Hsg. & Fin. Assoc. Non Profit Fac. Rev. (Comm. Sch.
                 Proj.), Ser. 2005, 2.70%, due 11/1/05                         VMIG1                               3,000++++
          1,700  Lynchburg (VA) Ind. Dev. Au. Hosp. Rev. (VHA Mid-Atlantic
                 St., Inc. Cap. Asset Fin. Prog.), Ser. 1985 E, 2.72%,
                 due 11/3/05                                                                     A-1+              1,700
BANK ONE
          1,300  Michigan St. Hsg. Dev. Au. Ltd. Oblig. Rev. (Shoal Creek
                 Apts.), Ser. 1985, 2.75%, due 11/2/05                         VMIG1                               1,300
CITIBANK, N.A.
          5,000  Colorado Springs (CO) Utils. Rev., Ser. 2005, 2.74%,
                 due 11/3/05                                                   VMIG1                               5,000
            100  Los Angeles (CA) Multi-Family Hsg. Ref. Rev. (Tri-City Proj.),
                 Ser. 2001 I, 2.64%, due 11/3/05                                                  A-1+               100++++
          6,300  New York St. Dorm. Au. Rev., Ser. 2005, 2.73%, due 11/3/05    VMIG1                               6,300(E)
          4,985  Wyandotte Co./Kansas City (KS) Unified Govt. Spec. Oblig.
                 Rev., Ser. 2005, 2.77%, due 11/3/05                                                               4,985
CREDIT LYONNAIS
          1,900  Denver (CO) City & Co. Multi-Family Hsg. Rev. (Ogden
                 Residences Proj.), Ser. 1985, 2.73%, due 11/1/05              VMIG1                               1,900
DEPFA BANK
          7,900  Pennsylvania Hsg. Fin. Agcy. (Single Family Mtge.),
                 Ser. 2005, 2.72%, due 11/2/05                                 VMIG1             A-1+              7,900
          2,750  Univ. of Pittsburgh (PA) Commonwealth Sys. of Higher Ed.
                 Ref. Rev. (Univ. Cap. Proj.), Ser. 2000 A, 2.68%,
                 due 11/3/05                                                   VMIG1             A-1+              2,750
DEXIA CREDIT LOCALE DE FRANCE
          1,000  Rhode Island Std. Loan Au. Prog. Rev., Ser. 1996-1, 2.73%,
                 due 11/2/05                                                                     A-1+              1,000
          2,000  Rhode Island Std. Loan Au. Prog. Rev., Ser. 1996-3,
                 2.73%, due 11/2/05                                                              A-1+              2,000
FANNIE MAE
          4,600  Fulton Co. (GA) Hsg. Au. Multi-Family Hsg. Ref. Rev.
                 (Champions Green Apts. Proj.), Ser. 1994 B, 2.71%,
                 due 11/2/05                                                   VMIG1                               4,600++++
          4,400  Gwinnett Co. (GA) Hsg. Au. Multi-Family Hsg. Ref. Rev.
                 (Greens Apts. Proj.), Ser. 1995, 2.71%, due 11/2/05                             A-1+              4,400++++
          6,050  Montgomery Co. (PA) Redev. Au. Multi-Family Hsg. Rev.
                 (Kingswood Apts. Proj.), Ser. 2001 A, 2.67%, due 11/3/05                        A-1+              6,050++++
          2,670  New Mexico Mtge. Fin. Au. Rev., Ser. 2005, 2.78%,
                 due 11/3/05                                                                     A-1+              2,670(ZZ)
          2,200  New York City (NY) Hsg. Dev. Corp. Multi-Family Rental Hsg.
                 Rev. (The Foundry), Ser. 2002 A, 2.71%, due 11/2/05                             A-1+              2,200++++
          2,100  Northampton Co. (PA) Ind. Dev. Au. IDR (Losco Family
                 Properties, LLC Proj.), Ser. 2005, 2.85%, due 11/3/05                                             2,100++++
          3,200  Shelby Co. (TN) Hlth. Ed. & Hsg. Fac. Board Multi-Family
                 Hsg. Rev. (Lexington), Ser. 2005 A, 2.80%, due 11/3/05        VMIG1                               3,200
          1,100  Tarrant Co. (TX) Hsg. Fin. Corp. Multi-Family Ref. Rev.
                 (Sierra Spring Apts. Proj.), Ser. 1999, 2.71%, due 11/3/05                      A-1+              1,100++++

PRINCIPAL AMOUNT                                                                    RATING @@###                      VALUE ++
(000'S OMITTED)                            SECURITY @                         MOODY'S             S&P       (000'S OMITTED)
FREDDIE MAC
$         5,305  El Paso Co. (CO) Multi-Family Hsg. Ref. Rev. (Briarglen
                 Apts. Proj.), Ser. 1995, 2.71%, due 11/2/05                                     A-1+       $         5,305++++
          2,100  Independence (MO) Ind. Dev. Au. Multi-Family Hsg. Ref. Rev.
                 (The Mansions Proj.), Ser. 2005, 2.70%, due 11/3/05           VMIG1                                  2,100++++
          3,900  Metro Govt. Nashville & Davidson Co. (TN) IDB Multi-Family
                 Hsg. Ref. Rev. (Ridgelake Apts. Proj.), Ser. 2004, 2.71%,
                 due 11/3/05                                                                     A-1+                 3,900++++
          5,220  Montgomery Co. (MD) Hsg. Opportunities Commission
                 Multi-Family Hsg. Rev. (Oakwood), Ser. 1991 A, 2.71%,
                 due 11/2/05                                                                     A-1+                 5,220
         11,700  Newport News (VA) Redev. & Hsg. Au. Multi-Family Hsg. Ref.
                 Rev. (Springhouse Apts. Proj.), Ser. 2001, 2.71%,
                 due 11/3/05                                                                     A-1+                11,700++++
          1,300  Washington St. Hsg. Fin. Commission Multi-Family Mtge. Rev.
                 (Wandering Creek Proj.), Ser. 1995, 2.76%, due 11/2/05        VMIG1                                  1,300

HARRIS TRUST AND SAVINGS BANK
          3,000  Camp Co. (TX) Ind. Dev. Corp. Env. Fac. Rev. (Pilgrim's
                 Pride Corp. Proj.), Ser. 1999, 2.13%, due 11/2/05             VMIG1             A-1+                 3,000++++
            800  Minnesota St. Higher Ed. Fac. Au. Rev. (St. Olaf College),
                 Ser. 2002 M2, 2.73%, due 11/1/05                              VMIG1                                    800

J.P. MORGAN CHASE
          2,800  Austin (TX) Arpt. Sys. Prior Lien Rev., Ser. 1995 A, 2.74%,
                 due 11/2/05                                                    P-1              A-1+                 2,800
          1,800  Brazoria Co. (TX) Hlth. Fac. Dev. Corp. Hosp. Rev.
                 (Brazosport Mem. Hosp.), Ser. 1999, 2.75%, due 11/3/05        VMIG1                                  1,800++++
          1,280  Douglas Co. (GA) Dev. Au. IDR (Whirlwind Steel Bldg., Inc.
                 Proj.), Ser. 1997, 2.80%, due 11/3/05                          Aa2                                   1,280++++
          6,480  Harris Co. (TX) Hlth. Fac. Dev. Corp. Rev., Ser. 2005-1018,
                 2.74%, due 11/3/05                                            VMIG1             A-1+                 6,480
          5,760  Indiana Univ. Std. Residence Sys. Rev., Ser. 1998, 2.69%,
                 due 11/2/05                                                   VMIG1             A-1+                 5,760
          5,000  Mississippi Bus. Fin. Corp. IDR (VC Reg. Assembly & Mfg.
                 Proj.), Ser. 2003, 2.74%, due 11/2/05                                           A-1+                 5,000++++

KEY BANK
          4,390  Erie (CO) Cert. of Participation, Ser. 2005, 2.69%,
                 due 11/2/05                                                   VMIG1              A-1                 4,390(O)
          5,500  New Albany (OH) Comm. Au. Multi-Purp. Infrastructure Imp.
                 Ref. Rev., Ser. 2004 C, 2.73%, due 11/3/05                    VMIG1                                  5,500
          2,400  New York St. Hsg. Fin. Agcy. Hsg. Rev. (521 West 42nd Street
                 Apts.), Ser. 2004 A, 2.72%, due 11/2/05                       VMIG1                                  2,400++++

LANDESBANK BADEN-WURTTMBERG
          1,600  Massachusetts St. G.O. (Central Artery), Ser. 2000 A, 2.72%,
                 due 11/1/05                                                                     A-1+                 1,600

LASALLE NATIONAL BANK
          1,700  Elmhurst City, DuPage & Cook Cos. (IL) IDR (Randall
                 Manufactured Prod., Inc. Proj.), Ser. 2002, 2.90%,
                 due 11/3/05                                                                      A-1                 1,700++++
          3,000  Indiana Dev. Fin. Au. IDR (Enterprise Ctr. II Proj.), Ser.
                 1992, 2.79%, due 11/2/05                                                         A-1                 3,000++++

LLOYD'S BANK
          7,600  Maryland Comm. Dev. Admin. Dept. of Hsg. & Comm. Dev.
                 Residential Rev., Ser. 2004 C, 2.72%, due 11/3/05             VMIG1                                  7,600

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                     RATING @@###                      VALUE ++
(000'S OMITTED)                            SECURITY @                          MOODY'S             S&P       (000'S OMITTED)
$         6,000  Minnesota St. Hsg. Fin. Agcy. Residential Hsg. Rev.,
                 Ser. 2003 J, 2.75%, due 11/3/05                                VMIG1             A-1+       $         6,000
          5,000  North Dakota Hsg. Fin. Agcy. Home Mtge. Fin. Rev. (Hsg. Fin.
                 Prog.), Ser. 2004 C, 2.73%, due 11/2/05                        VMIG1                                  5,000
          5,705  North Texas Higher Ed. Au., Inc. Std. Loan Rev., Ser. 2001 A,
                 2.75%, due 11/2/05                                                               A-1+                 5,705
         10,000  North Texas Higher Ed. Au., Inc. Std. Loan Rev., Ser. 2004 A,
                 2.75%, due 11/2/05                                                               A-1+                10,000

MARSHALL & ILSLEY
          3,650  Roseville (MN) Private Sch. Fac. Rev. (Northwestern College
                 Proj.), Ser. 2002, 2.78%, due 11/1/05                          VMIG1                                  3,650++++

MERRILL LYNCH CAPITAL MARKETS
          6,480  North Little Rock (AR) Residential Hsg. Fac. Board
                 Multi-Family Rev., Ser. 2004, 2.74%, due 11/3/05               VMIG1                                  6,480
          9,320  Port of Portland (OR) Arpt. Rev., Ser. 2005, 2.82%,
                 due 11/3/05                                                                                           9,320

MORGAN STANLEY
          4,075  Energy Northwest (WA) Elec. Rev., Ser. 2005-1096, 2.73%,
                 due 11/3/05                                                    VMIG1                                  4,075

NATIONAL CITY BANK
          2,000  Indiana Hlth. & Ed. Fac. Fin. Au. Hosp. Rev. (Howard Reg.
                 Hlth. Sys. Proj.), Ser. 2005 B, 2.78%, due 11/1/05                                A-1                 2,000++++
          3,200  Michigan Strategic Fund Ltd. Oblig. Rev. (Behr Sys., Inc.
                 Proj.), Ser. 2001, 2.81%, due 11/3/05                                                                 3,200++++

NORTHERN TRUST CO.
          6,400  Illinois Dev. Fin. Au. Rev. (Chicago Symphony Orchestra
                 Proj.), Ser. 1994, 2.69%, due 11/2/05                          VMIG1             A-1+                 6,400++++

PNC BANK N.A.
          6,600  Pennsylvania Econ. Dev. Fin. Au. Rev. (Philadelphia Area
                 Independent Sch. Bus. Officers Assoc. Fin. Prog.),
                 Ser. 2000 J-4, 2.72%, due 11/3/05                                                 A-1                 6,600++++

RABOBANK NEDERLAND
          2,590  Ohio Str Wtr. Dev. Au. Rev., Ser. 2005-1118, 2.73%,
                 due 11/3/05                                                                      A-1+                 2,590

STATE STREET BANK
          5,000  Maine St. Hsg. Au. Mtge. Purchase Rev., Ser. 2004 C-3,
                 2.75%, due 11/3/05                                             VMIG1             A-1+                 5,000
          5,000  Oregon St. Hsg. & Comm. Svcs. Dept. Mtge. Rev. (Single
                 Family Mtge. Prog.), Ser. 2004 L, 2.75%, due 11/2/05           VMIG1                                  5,000

SUNTRUST BANK
          5,000  Birmingham (AL) Med. Clinic Board Rev. (UAHSF), Ser. 1991,
                 2.70%, due 11/2/05                                             VMIG1             A-1+                 5,000(Y)
            600  DeKalb (GA) Private Hosp. Au. Anticipation Cert. Rev.
                 (Egleston Children's Hosp.), Ser. 1994 A, 2.70%, due 11/2/05   VMIG1             A-1+                   600++++

TD BANKNORTH
          4,200  New Hampshire St. Bus. Fin. Au. Rev. (Taylor Home),
                 Ser. 2005 B, 2.73%, due 11/3/05                                VMIG1                                  4,200++++

TORONTO DOMINION BANK
          2,500  Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Ref. Rev.,
                 Ser. 1998 A, 2.70%, due 11/2/05                                VMIG1             A-1+                 2,500

PRINCIPAL AMOUNT                                                                     RATING @@###                      VALUE ++
(000'S OMITTED)                            SECURITY @                          MOODY'S             S&P       (000'S OMITTED)
UNION BANK OF SWITZERLAND
$         1,500  Florence Co. (SC) Solid Waste Disp. & Wastewater Treatment
                 Fac. Rev. (Roche Carolina Inc. Proj.), Ser. 1997, 2.81%,
                 due 11/1/05                                                                      A-1+       $         1,500++++

U.S. BANK
          7,749  Arden Hills (MN) Hlth. Care & Hsg. Ref. Rev. (Presbyterian
                 Homes of Arden Hills, Inc. Proj.), Ser. 1999 A, 2.78%,
                 due 11/1/05                                                                      A-1+                 7,749++++
          3,000  Iowa Fin. Au. Private College Rev. (Drake Univ. Proj.),
                 Ser. 2001, 2.78%, due 11/1/05                                                    A-1+                 3,000++++
          2,600  Iowa Fin. Au. Private College Fac. Rev. (Morningside
                 College Proj.), Ser. 2001, 2.78%, due 11/1/05                                    A-1+                 2,600++++
          1,700  Kansas St. Dev. Fin. Au. Rev. (Hays Med. Ctr.), Ser. 2000 N,
                 2.78%, due 11/1/05                                             VMIG1                                  1,700++++
          1,230  Missouri St. Hlth. & Ed. Fac. Au. Hlth. Fac. Rev. (Bethesda
                 Hlth. Group Inc.), Ser. 2004, 2.78%, due 11/1/05               VMIG1                                  1,230++++
            970  Wisconsin St. Hlth & Ed. Fac. Au. Rev. (Riverview Hosp.
                 Assoc.), Ser. 2001, 2.78%, due 11/1/05                                           A-1+                   970++++

WACHOVIA BANK & TRUST CO.
          6,000  Birmingham (AL) Med. Clinic Board Rev. (UAHSF Med. Clinic),
                 Ser. 1998, 2.75%, due 11/4/05                                                                         6,000++++
            500  Fulco (GA) Hosp. Au. Anticipation Cert. Rev. (Shepherd Ctr.,
                 Inc. Proj.), Ser. 1997, 2.70%, due 11/2/05                                       A-1+                   500++++
          5,100  Lincoln Co. (NE) Elec. Sys. Rev., Ser. 2003 B-1, 2.72%,
                 due 11/3/05                                                    VMIG1                                  5,100
          5,995  Missouri St. Board of Pub. Bldgs. Spec. Oblig. Rev.,
                 Ser. 2003 B-38, 2.72%, due 11/2/05                             VMIG1                                  5,995
            500  Morgan Co. (UT) Solid Waste Disp. Rev. (Holnam Inc. Proj.),
                 Ser. 1996, 2.75%, due 11/2/05                                  VMIG1             A-1+                   500++++
          1,400  Ohio St. Wtr. Dev. Au. PCR (Ohio Edison Co. Proj.),
                 Ser. 1988, 2.80%, due 11/1/05                                   P-1              A-1+                 1,400++++
          8,500  Pennsylvania Higher Ed. Assist. Agcy. Std. Loan Rev.,
                 Ser. 1988 E, 2.73%, due 11/2/05                                VMIG1             A-1+                 8,500####
          1,000  South Carolina Jobs Econ. Dev. Au. Rev. (Florence RHF Hsg.,
                 Inc. Proj.), Ser. 1987 A, 2.95%, due 11/2/05                                                          1,000++++
          1,255  Whitfield Co. (GA) Residential Care Fac. Rev. (Royal Oaks
                 Sr. Living Comm.), Ser. 1992, 2.70%, due 11/3/05                                 A-1+                 1,255

WELLS FARGO & CO.
          2,140  Mankato (MN) Rev. (Bethany Lutheran College), Ser. 2000 B,
                 2.78%, due 11/1/05                                                               A-1+                 2,140++++
          1,900  Michigan Job. Dev. Au. Ind. Dev. Rev. (Kentwood Residence
                 Assoc. Proj.), Ser. 1984, 2.75%, due 11/30/05                                    A-1+                 1,900
            700  New Ulm (MN) Hosp. Ref. Rev. (Hlth. Central Sys. Proj.),
                 Ser. 1985, 2.65%, due 11/2/05                                                    A-1+                   700
          7,040  Seattle (WA) Hsg. Au. Low-Income Hsg. Assist. Rev. (Foss
                 Home Proj.), Ser. 1994, 2.73%, due 11/3/05                                       A-1+                 7,040++++
            200  Washington St. Hsg. Fin. Commission Non Profit Hsg. Rev.
                 (Rockwood Retirement Prog.), Ser. 1999 A, 2.80%,
                 due 11/1/05                                                    VMIG1                                    200++++

WESTDEUTSCHE LANDESBANK GIROZENTRALE
          4,100  Massachusetts Bay Trans. Au. Gen. Trans. Sys. Rev.,
                 Ser. 2000, 2.68%, due 11/2/05                                  VMIG1             A-1+                 4,100
                                                                                                             ---------------
                                                                                                                     328,164
                                                                                                             ---------------

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                    RATING @@###                      VALUE ++
(000'S OMITTED)                            SECURITY @                         MOODY'S             S&P       (000'S OMITTED)
TAX-EXEMPT VARIABLE RATE DEMAND NOTES--BACKED BY INSURANCE (21.4%)~

AMERICAN MUNICIPAL BOND ASSURANCE CORP.
$         7,000  Delaware Econ. Dev. Au. Rev. (Hosp. Billing & Collection
                 Svc., Ltd Proj.), Ser. 1985 C, 2.69%, due 11/3/05             VMIG1             A-1        $         7,000(E)++++
          5,000  Houston (TX) G.O., Ser. 2005-1151, 2.73%, due 11/3/05                                                5,000(E)
          3,600  Lynchburg (VA) Ind. Dev. Au. Hosp. Rev. (VHA Mid-Atlantic
                 St., Inc. Cap. Asset Fin. Prog.), Ser. 1985 D, 2.72%,
                 due 11/2/05                                                                     A-1+                 3,600####
          4,000  Maine Hsg. Au. Mtge. Purchase Rev., Ser. 2003 E-2,
                 2.75%, due 11/3/05                                            VMIG1             A-1+                 4,000~~
          9,160  Michigan Higher Ed. Std. Loan Au. Ref. Rev., Ser. 1988
                 XII-B, 2.73%, due 11/2/05                                     VMIG1              A-1                 9,160(CC)
          2,000  Pennsylvania Higher Ed. Assist. Agcy. Std. Loan Rev.,
                 Ser. 1995 A, 2.73%, due 11/2/05                               VMIG1             A-1+                 2,000^^
          3,600  Sayre (PA) Hlth. Care Fac. Au. Hosp. Rev. (VHA of PA, Inc.
                 Cap. Asset Fin. Proj.), Ser. 1985, 2.72%, due 11/2/05                           A-1+                 3,600####
          2,000  Utah St. Board of Regents Std. Loan Rev., Ser. 1995 L,
                 2.75%, due 11/2/05                                                              A-1+                 2,000

FINANCIAL GUARANTY INSURANCE CO.
          1,250  Central Bucks (PA) Sch. Dist., Ser. 2000 A, 2.75%,
                 due 11/3/05                                                   VMIG1                                  1,250
          8,600  Las Vegas Valley (NV) Wtr. Dist. G.O. (ABN Amro Munitops
                 Cert. Trust), Ser. 2005, 2.76%, due 11/3/05                   VMIG1                                  8,600(U)

FINANCIAL SECURITY ASSURANCE CORP.
          5,320  Broward Co. (FL) Sch. Board Cert. of Participation,
                 Ser. 2005, 2.73%, due 11/3/05                                                    A-1                 5,320(Z)
          4,623  King Co. (WA) Swr. Rev., Ser. 2005-1091, 2.73%, due 11/3/05                                          4,623(E)
          4,630  Metro. Washington (DC) Arpt. Au. Arpt. Sys. Ref. Rev.,
                 Ser. 2002 C, 2.75%, due 11/2/05                               VMIG1             A-1+                 4,630~~
          5,525  Zionsville (IN) Comm. Sch. Bldg. Corp. Rev., Ser. 2005-938,
                 2.74%, due 11/3/05                                                               A-1                 5,525(NN)

MUNICIPAL BOND INVESTORS ASSURANCE CORP.
          4,300  Chicago (IL) Ref. G.O., Ser. 2005-1026, 2.73%, due 11/3/05                                           4,300(E)
          2,300  East Porter Co. (IN) Sch. Bldg. Corp. Ind. Rev., Ser. 2005
                 DB-145, 2.74%, due 11/3/05                                                      A-1+                 2,300(EE)
          5,800  Greater (AZ) Dev. Au. Rev. (ABN Amro Munitops Cert. Trust),
                 Ser. 2005-49, 2.74%, due 11/2/05                              VMIG1                                  5,800(U)
          8,070  Honolulu (HI) City & Co. G.O., Ser. 2005, 2.74%, due 11/4/05                                         8,070(Z)
          5,875  Indiana Bond Bank Rev., Ser. 2002-670, 2.73%, due 11/3/05                        A-1                 5,875(E)
          6,880  Intermountain Pwr. Agcy. (UT) Pwr. Supply Rev., Ser. 2002
                 A-59, 2.72%, due 11/2/05                                      VMIG1                                  6,880(YY)
          5,390  Miami-Dade Co. (FL) G.O., Ser. 2005, 2.73%, due 11/4/05                                               5,390(Z)
          7,730  San Juan Co. (NM) Gross Receipts Tax Rev., Ser. 2004,
                 2.74%, due 11/3/05                                                               A-1                 7,730(N)

RADIAN
         13,000  Maryland Hlth. & Higher Ed. Fac. Au. Rev. (Pickersgill
                 Issue), Ser. 2005 A, 2.72%, due 11/2/05                                          A-1                13,000++++***
                                                                                                            ---------------
                                                                                                                    125,653
                                                                                                            ---------------

                 TOTAL INVESTMENTS (101.5%)                                                                         595,960

                 Liabilities, less cash, receivables and other assets [(1.5%)]                                       (8,848)
                                                                                                            ---------------

                 TOTAL NET ASSETS (100.0%)                                                                  $       587,112
                                                                                                            ---------------

SCHEDULE OF INVESTMENTS MUNICIPAL SECURITIES TRUST

PRINCIPAL AMOUNT                                                                    RATING ###                        VALUE +
(000'S OMITTED)                            SECURITY @                           MOODY'S           S&P       (000'S OMITTED)
TAX-EXEMPT SECURITIES--PRE-REFUNDED BACKED BY U.S. GOVERNMENT SECURITIES (9.8%)
$         1,000 New Jersey Trans. Trust Fund Au. Trans. Sys. Rev., Ser. 2004 A,
                5.00%, due 6/15/22 PR 6/15/14                                   Aaa                         $         1,080
          1,000 Phoenix (AZ) Civic Imp. Corp. Jr. Lien Wastewater Sys. Rev.,
                Ser. 2000, 6.00%, due 7/1/12 PR 7/1/10                          Aaa               AAA                 1,118
          1,000 Wisconsin St. G.O., Ser. 2002 C, 5.25%, due 5/1/14 PR 5/1/12    Aaa               AAA                 1,092
                                                                                                            ---------------
                                                                                                                      3,290
                                                                                                            ---------------

TAX-EXEMPT SECURITIES--BACKED BY INSURANCE (38.8%)
AMERICAN MUNICIPAL BOND ASSURANCE CORP.
          1,000  Larimer Co. (CO) Sales & Use Tax Rev., Ser. 2000, 5.75%,
                 due 12/15/15                                                   Aaa               AAA                 1,094

FINANCIAL GUARANTY INSURANCE CO.
            750  Detroit (MI) Wayne Co. Sch. Dist. Sch. Bldg. & Site Imp.
                 Ref. G.O., Ser. 1998 C, 5.25%, due 5/1/13                      Aaa               AAA                   819
          1,000  Grapevine (TX) Combination Tax & Tax Increment Reinvestment
                 Zone Rev., Ser. 2000, 5.63%, due 8/15/15                       Aaa               AAA                 1,084
          1,000  Monterey Co. (CA) Salinas Union High Sch. Dist. G.O. (Middle
                 Sch. Imp. Dist.), Ser. 2003 A, 5.25%, due 10/1/14              Aaa               AAA                 1,097
          1,000  Tampa Bay (FL) Wtr. Util. Sys. Rev., Ser. 1998 B, 5.13%,
                 due 10/1/09                                                    Aaa               AAA                 1,061

FINANCIAL SECURITY ASSURANCE INC.
            500  New York St. Urban Dev. Corp. Ref. Rev. (Correctional
                 Facs.), Ser. 1994 A, 5.50%, due 1/1/14                         Aaa               AAA                   545
          1,045  San Antonio (TX) Passenger Fac. Charge & Sub. Lien Arpt.
                 Sys. Imp. Rev., Ser. 2005, 5.25%, due 7/1/12                   Aaa               AAA                 1,109
          1,000  Springfield (MO) Sch. Dist. Number R-12 Ref. G. O.,
                 Ser. 2002 A, 5.50%, due 3/1/13                                                   AAA                 1,106
            800  Will & Kendall Cos. (IL) Plainfield Comm. Cons. Sch. Dist.
                 Number 202 Sch. Bldg. G.O., Ser. 2001, 5.38%, due 1/1/13                         AAA                   869

MUNICIPAL BOND INVESTORS ASSURANCE CORP.
          1,000  California St. Econ. Rec. G.O., Ser. 2004 A, 5.25%,
                 due 7/1/13                                                     Aaa               AAA                 1,097
          1,000  Mississippi Dev. Bank Spec. Oblig. Rev. (Muni. Gas Au.
                 Natural Gas Supply Proj.), Ser. 1998, 5.00%, due 1/1/08        Aaa               AAA                 1,036
          1,000  New Jersey Econ. Dev. Au. St. Lease Rev. (Liberty St. Park
                 Proj.), Ser. 2005 B, 5.00%, due 3/1/17                         Aaa               AAA                 1,068
          1,000  Orange Co. (CA) Local Trans. Au. Measure M Sales Tax
                 (Limited Tax) Second Sr. Rev., Ser. 1998 A, 5.50%,
                 due 2/15/10                                                    Aaa               AAA                 1,087
                                                                                                            ---------------
                                                                                                                     13,072
                                                                                                            ---------------

TAX-EXEMPT SECURITIES--OTHER (49.1%)
          1,000  Board of Regents of the Texas A&M Univ. Sys. Perm. Univ.
                 Fund Rev., Ser. 1998, 5.00%, due 7/1/08                        Aaa               AAA                 1,043
          1,000  Brazosport (TX) Independent Sch. Dist. Ref. Rev., Ser. 2005,
                 5.00%, due 2/15/15                                             Aaa                                   1,064
          1,000  Illinois St. Sales Tax Rev., Ser. 1997 Y, 5.25%, due 6/15/10   Aa3               AAA                 1,070
          1,000  Indiana St. Office Bldg. Commission Fac. Ref. Rev.,
                 Ser. 1998 A, 5.13%, due 7/1/14                                 Aa2               AA-                 1,051
          1,000  Jefferson Co. (AL) Cap. Imp. & Ref. Warrants, Ser. 2003-A,
                 5.00%, due 4/1/18                                                                AAA                 1,051
          1,000  Lake Co. (IL) Forest Preserve Dist. Ref. G.O., Ser. 1997,
                 5.50%, due 2/1/09                                              Aa1               AAA                 1,065
          1,000  Lake Co. (IL) Sch. Dist. No. 109 Deerfield Ref. G.O.,
                 Ser. 1999 C, 5.00%, due 12/15/14                               Aa2               AA+                 1,070
             10  Mississippi Higher Ed. Assist. Corp. Std. Loan Sub. Rev.,
                 Ser. 1993 C, 6.05%, due 9/1/07                                  A                                       10

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                    RATING ###                        VALUE +
(000'S OMITTED)                            SECURITY @                           MOODY'S           S&P       (000'S OMITTED)
$         1,000  Missouri St. Env. Imp. & Energy Res. Au. Wtr. Ref. PCR
                 (St. Revolving Fund Prog.-Master Trust), Ser. 2001 B, 5.50%,
                 due 1/1/11                                                     Aaa               AAA       $         1,091
            575  New Jersey Trans. Trust Fund Au. Trans. Sys. Rev., Ser.
                 1999 A,
                 5.63%, due 6/15/13                                             A1                AA-                   632
          1,000  New York St. Thruway Au. Local Hwy. & Bridge Svc. Contract
                 Rev., Ser. 1997, 5.25%, due 4/1/10                             A2                AA-                 1,046
          1,000  Northside (TX) Independent Sch. Dist. Unlimited Tax Sch.
                 Bldg. G.O., Ser. 1999 A, 6.38%, due 8/15/09                    Aaa               AAA                 1,103
          1,000  South Carolina St. Budget & Ctrl. Board St. Fac. Installment
                 Purchase Rev. (Dept. of Pub. Safety Proj.), Ser. 2003,
                 4.50%, due 1/1/11                                              Aa2               AA                  1,043
            500  South Carolina St. Cap. Imp. G.O., Ser. 2001 B, 5.38%,
                 due 4/1/13                                                                       AAA                   549
          1,000  Texas Pub. Fin. Au. Ref. G.O., Ser. 1998 B, 5.13%,
                 due 10/1/09                                                    Aa1               AA                  1,055
          1,000  Texas Wtr. Dev. Board St. Revolving Fund Sr. Lien Rev., Ser.
                 1996 B, 5.25%, due 7/15/13                                                       AAA                 1,023
          1,000  Utah St. G.O., Ser. 2002 A, 5.00%, due 7/1/08                  Aaa               AAA                 1,044
            500  Wyoming St. Loan & Investment Board Cap. Fac. Ref. Rev.,
                 Ser. 2002, 5.00%, due 10/1/10                                                    AA                    532
                                                                                                            ---------------
                                                                                                                     16,542
                                                                                                            ---------------

TAX-EXEMPT VARIABLE RATE DEMAND NOTES--OTHER (1.2%)~
            400  Lower Neches Valley (TX) Au. IDC Exempt Fac. Rev. (Mobil Oil
                 Corp. Proj.), Ser. 1999, 2.81%, due 11/1/05                    P-1              A-1+                   400++++
                                                                                                            ---------------

                 TOTAL INVESTMENTS (98.9%) (COST $32,801)                                                            33,304##

                 Cash, receivables and other assets, less liabilities (1.1%)                                            382
                                                                                                            ---------------
                 TOTAL NET ASSETS (100.0%)                                                                  $        33,686
                                                                                                            ---------------

                                               NEUBERGER BERMAN OCTOBER 31, 2005

NOTES TO SCHEDULE OF INVESTMENTS

+ Investments in securities by Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Limited Maturity Bond Fund ("Limited Maturity"), and Neuberger Berman Municipal Securities Trust ("Municipal Securities Trust") are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by methods the Board of Trustees of Neuberger Berman Income Funds has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
++ Investment securities of Neuberger Berman Cash Reserves, Neuberger Berman Government Money Fund and Neuberger Berman Municipal Money Fund ("Municipal Money") are valued at amortized cost, which approximates U.S. Federal income tax cost.
#    At cost, which approximates market value.
## At October 31, 2005, selected Fund information on a U.S. Federal income tax basis was as follows:

                                                                                                         NET
                                                                    GROSS            GROSS        UNREALIZED
(000'S OMITTED)                                                UNREALIZED       UNREALIZED      APPRECIATION
NEUBERGER BERMAN                                   COST      APPRECIATION     DEPRECIATION    (DEPRECIATION)
HIGH INCOME                                  $  820,319          $  5,335        $  16,058        $  (10,723)
LIMITED MATURITY                                174,010                30            3,027            (2,997)
MUNICIPAL SECURITIES TRUST                       32,801               726              223               503

@ Municipal securities held by Municipal Money and Municipal Securities Trust are within the two and four highest rating categories, respectively, assigned by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc. or Standard & Poor's or, where not rated, are determined by the Fund's investment manager to be of comparable quality. Approximately 89% and 47% of the municipal securities held by Municipal Money and Municipal Securities Trust, respectively, have credit enhancement features backing them, which the Funds may rely on, such as letters of credit, insurance, or guarantees. Without these credit enhancement features the securities may or may not meet the quality standards of the Funds. Pre-refunded bonds are supported by securities in escrow issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. The amount escrowed is sufficient to pay the periodic interest due and the principal of these bonds. Putable bonds give the Funds the right to sell back the issue on the date specified.
@@ Where no rating appears from any NRSRO, the security is deemed unrated for purposes of Rule 2a-7 under the Investment Company Act of 1940, as amended. Each of these securities is an eligible security based on a comparable quality analysis performed by the Fund's investment manager.
(C) Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

*    Non-income producing security.
** Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and are deemed liquid. At October 31, 2005, these securities amounted to $41,125,000 or 8.6% of net assets for Cash Reserves, $82,735,000 or 10.6%
     of net assets for High Income, and $2,161,000 or 1.3% of net assets for Limited Maturity, respectively.
+++ All or a portion of this security is on loan (see Note A of the Notes to Financial Statements).
++++ Security is guaranteed by the corporate or non-profit obligor.
(O) All or a portion of this security was purchased on a when-issued basis. At October 31, 2005, these securities amounted to $4,131,000 for High Income and $11,644,000 for Municipal Money, respectively.
(OO) All or a portion of this security is segregated as collateral for when-issued purchase commitments and/or forward foreign currency contracts.
~ Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of October 31, 2005.
~~ Security is subject to a guarantee provided by Dexia Credit Local de France, backing 100% of the total principal.
(Z) Security is subject to a guarantee provided by Merrill Lynch, backing 100% of the total principal.
(ZZ) Security is subject to a guarantee provided by Citibank, N.A., backing 100% of the total principal.
(E) Security is subject to a guarantee provided by Morgan Stanley, backing 100% of the total principal.
(EE) Security is subject to a guarantee provided by Deutsche Bank, backing 100% of the total principal.
#### Security is subject to a guarantee provided by Bank of New York, backing
     100% of the total principal.
(U) Security is subject to a guarantee provided by ABN Amro, backing 100% of the total principal.
(UU) Security is subject to a guarantee provided by Bank of America, backing 100% of the total principal.
^^ Security is subject to a guarantee provided by Credit Suisse First Boston, backing 100% of the total principal.
(CC) Security is subject to a guarantee provided by Kredietbank NV, backing 100% of the total principal.
(Y) Security is subject to a guarantee provided by Amsouth, backing 100% of the total principal.
(YY) Security is subject to a guarantee provided by Wachovia Bank & Trust Co., backing 100% of the total principal.
(N) Security is subject to a guarantee provided by Westdeutsche Landesbank Girozentrale, backing 100% of the total principal.
(NN) Security is subject to a guarantee provided by J.P. Morgan Chase, backing 100% of the total principal.
*** Security is subject to a guarantee provided by Branch Banking & Trust Co., backing 100% of the total principal.
^ Principal amount is stated in the currency in which the security is denominated.
     EUR = Euro Currency
###  Credit ratings are unaudited.

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

NEUBERGER BERMAN INCOME FUNDS                                                                     CASH             GOVERNMENT
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                                      RESERVES             MONEY FUND
ASSETS
     INVESTMENTS IN SECURITIES, AT VALUE*+ (NOTES A & F)--SEE
     SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                                               $      482,450         $      409,800
     Affiliated issuers                                                                              -                      -
     Repurchase agreements                                                                           -                      -
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               482,450                409,800
     Cash                                                                                          353                    252
     Foreign currency                                                                                -                      -
     Interest receivable                                                                           992                    301
     Net receivable for forward currency exchange contracts (Note C)                                 -                      -
     Receivable for securities sold                                                                  -                      -
     Receivable for Fund shares sold                                                               102                     27
     Receivable from administrator--net (Note B)                                                     -                      -
     Prepaid expenses and other assets                                                              10                      8
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                   483,907                410,388
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
     Dividends payable                                                                             636                    898
     Due to custodian                                                                                -                      -
     Payable for collateral on securities loaned (Note A)                                            -                      -
     Payable for securities purchased                                                            2,711                      -
     Payable for Fund shares redeemed                                                              344                     13
     Payable to investment manager--net (Notes A & B)                                               32                     27
     Payable to administrator--net (Note B)                                                        109                     91
     Accrued expenses and other payables                                                           112                     91
-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                3,944                  1,120
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                                     $      479,963         $      409,268
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
     Paid-in capital                                                                    $      479,970         $      409,285
     Undistributed net investment income (loss)                                                      4                      -
     Accumulated net realized gains (losses) on investments                                        (11)                   (17)
     Net unrealized appreciation (depreciation) in value of investments                              -                      -
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                                     $      479,963         $      409,268
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
     Investor Class                                                                     $      479,963         $      409,268
     Trust Class                                                                                     -                      -
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
     Investor Class                                                                            479,970                409,285
     Trust Class                                                                                     -                      -
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     Investor Class                                                                     $         1.00         $         1.00
     Trust Class                                                                                     -                      -
+SECURITIES ON LOAN, AT MARKET VALUE:
     Unaffiliated issuers                                                               $            -         $            -

*COST OF INVESTMENTS:
     Unaffiliated issuers                                                               $      482,450         $      409,800
     Affiliated issuers                                                                              -                      -
-----------------------------------------------------------------------------------------------------------------------------
TOTAL COST OF INVESTMENTS                                                               $      482,450         $      409,800
-----------------------------------------------------------------------------------------------------------------------------
TOTAL COST OF FOREIGN CURRENCY                                                          $            -         $            -
-----------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

NEUBERGER BERMAN INCOME FUNDS                                                         HIGH INCOME BOND       LIMITED MATURITY
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                                          FUND              BOND FUND
ASSETS
     INVESTMENTS IN SECURITIES, AT VALUE*+ (NOTES A & F)--SEE
     SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                                               $      745,257         $      161,853
     Affiliated issuers                                                                         51,539                      -
     Repurchase agreements                                                                      12,800                  9,160
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               809,596                171,013
     Cash                                                                                            -                  4,822
     Foreign currency                                                                                -                    151
     Interest receivable                                                                        16,051                  1,385
     Net receivable for forward currency exchange contracts (Note C)                                 -                     21
     Receivable for securities sold                                                             12,062                 14,677
     Receivable for Fund shares sold                                                               900                     38
     Receivable from administrator--net (Note B)                                                     -                      -
     Prepaid expenses and other assets                                                              49                      4
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                   838,658                192,111
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
     Dividends payable                                                                             340                     29
     Due to custodian                                                                              493                      -
     Payable for collateral on securities loaned (Note A)                                       51,539                      -
     Payable for securities purchased                                                            4,100                 19,857
     Payable for Fund shares redeemed                                                            1,732                    112
     Payable to investment manager--net (Notes A & B)                                              325                     37
     Payable to administrator--net (Note B)                                                        183                     27
     Accrued expenses and other payables                                                           247                     98
-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                               58,959                 20,160
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                                     $      779,699         $      171,951
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
     Paid-in capital                                                                    $      801,386         $      197,218
     Undistributed net investment income (loss)                                                     25                    184
     Accumulated net realized gains (losses) on investments                                    (11,116)               (23,412)
     Net unrealized appreciation (depreciation) in value of investments                        (10,596)                (2,039)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                                     $      779,699         $      171,951
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
     Investor Class                                                                     $      779,699         $      151,805
     Trust Class                                                                                     -                 20,146
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
     Investor Class                                                                             85,720                 16,624
     Trust Class                                                                                     -                  2,315
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     Investor Class                                                                     $         9.10         $         9.13
     Trust Class                                                                                     -                   8.70
+SECURITIES ON LOAN, AT MARKET VALUE:
     Unaffiliated issuers                                                               $       50,293         $            -

*COST OF INVESTMENTS:
     Unaffiliated issuers                                                               $      768,653         $      173,071
     Affiliated issuers                                                                         51,539                      -
-----------------------------------------------------------------------------------------------------------------------------
TOTAL COST OF INVESTMENTS                                                               $      820,192         $      173,071
-----------------------------------------------------------------------------------------------------------------------------
TOTAL COST OF FOREIGN CURRENCY                                                          $            -         $          152
-----------------------------------------------------------------------------------------------------------------------------

NEUBERGER BERMAN INCOME FUNDS                                                          MUNICIPAL MONEY   MUNICIPAL SECURITIES
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                                          FUND                  TRUST
ASSETS
     INVESTMENTS IN SECURITIES, AT VALUE*+ (NOTES A & F)--SEE
     SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                                               $      595,960         $       33,304
     Affiliated issuers                                                                              -                      -
     Repurchase agreements                                                                           -                      -
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               595,960                 33,304
     Cash                                                                                          252                     35
     Foreign currency                                                                                -                      -
     Interest receivable                                                                         3,125                    438
     Net receivable for forward currency exchange contracts (Note C)                                 -                      -
     Receivable for securities sold                                                                530                      -
     Receivable for Fund shares sold                                                                 3                      3
     Receivable from administrator--net (Note B)                                                     -                      7
     Prepaid expenses and other assets                                                               6                      1
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                   599,876                 33,788
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
     Dividends payable                                                                             824                     14
     Due to custodian                                                                                -                      -
     Payable for collateral on securities loaned (Note A)                                            -                      -
     Payable for securities purchased                                                           11,644                      -
     Payable for Fund shares redeemed                                                               12                     24
     Payable to investment manager--net (Notes A & B)                                              125                      7
     Payable to administrator--net (Note B)                                                        137                      -
     Accrued expenses and other payables                                                            22                     57
-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                               12,764                    102
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                                     $      587,112         $       33,686
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
     Paid-in capital                                                                    $      587,113         $       33,024
     Undistributed net investment income (loss)                                                      1                      -
     Accumulated net realized gains (losses) on investments                                         (2)                   158
     Net unrealized appreciation (depreciation) in value of investments                              -                    504
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                                     $      587,112         $       33,686
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
     Investor Class                                                                     $      587,112         $       33,686
     Trust Class                                                                                     -                      -
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
     Investor Class                                                                            587,187                  2,973
     Trust Class                                                                                     -                      -
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     Investor Class                                                                     $         1.00         $        11.33
     Trust Class                                                                                     -                      -
+SECURITIES ON LOAN, AT MARKET VALUE:
     Unaffiliated issuers                                                               $            -         $            -

*COST OF INVESTMENTS:
     Unaffiliated issuers                                                               $      595,960         $       32,801
     Affiliated issuers                                                                              -                      -
-----------------------------------------------------------------------------------------------------------------------------
TOTAL COST OF INVESTMENTS                                                               $      595,960         $       32,801
-----------------------------------------------------------------------------------------------------------------------------
TOTAL COST OF FOREIGN CURRENCY                                                          $            -         $            -
-----------------------------------------------------------------------------------------------------------------------------

                            NEUBERGER BERMAN FOR THE YEAR ENDED OCTOBER 31, 2005

STATEMENTS OF OPERATIONS

                                                                                                                   GOVERNMENT
NEUBERGER BERMAN INCOME FUNDS                                                                     CASH                  MONEY
(000'S OMITTED)                                                                               RESERVES                   FUND
INVESTMENT INCOME
INCOME (NOTE A):
Interest income--unaffiliated issuers                                                   $       14,195         $       12,089
Income from securities loaned--affiliated issuers (Note F)                                           -                      -
-----------------------------------------------------------------------------------------------------------------------------
Total income                                                                                    14,195                 12,089
-----------------------------------------------------------------------------------------------------------------------------

EXPENSES:
Investment management fee (Note B)                                                                 601                    554
Administration fee (Note B):
       Investor Class                                                                            1,327                  1,196
       Trust Class                                                                                   -                      -
Shareholder servicing agent fees:
       Investor Class                                                                              195                     71
       Trust Class                                                                                   -                      -
Audit fees                                                                                          34                     33
Custodian fees (Note B)                                                                            153                    134
Insurance expense                                                                                   22                     27
Legal fees                                                                                          31                     29
Registration and filing fees                                                                        40                     48
Shareholder reports                                                                                 35                     32
Trustees' fees and expenses                                                                         25                     29
Miscellaneous                                                                                       34                     27
-----------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                   2,497                  2,180

Expenses reimbursed by administrator (Note B)                                                        -                      -
Investment management fee waived (Note B)                                                          (84)                   (74)
Expenses reduced by custodian fee expense offset arrangement (Note B)                               (4)                    (4)
-----------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                               2,409                  2,102
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                    11,786                  9,987
-----------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
       Sales of investment securities of unaffiliated issuers                                      (11)                    (2)
       Foreign currency                                                                              -                      -
Change in net unrealized appreciation (depreciation) in value of:
       Unaffiliated investment securities                                                            -                      -
       Foreign currency                                                                              -                      -
-----------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                                     (11)                    (2)
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                         $       11,775         $        9,985
-----------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

                                                                                           HIGH INCOME                LIMITED
NEUBERGER BERMAN INCOME FUNDS                                                                     BOND               MATURITY
(000'S OMITTED)                                                                                   FUND              BOND FUND
INVESTMENT INCOME
INCOME (NOTE A):
Interest income--unaffiliated issuers                                                   $       56,755         $        6,147
Income from securities loaned--affiliated issuers (Note F)                                         100                      -
-----------------------------------------------------------------------------------------------------------------------------
Total income                                                                                    56,855                  6,147
-----------------------------------------------------------------------------------------------------------------------------

EXPENSES:
Investment management fee (Note B)                                                               4,041                    448
Administration fee (Note B):
       Investor Class                                                                            2,273                    422
       Trust Class                                                                                   -                    114
Shareholder servicing agent fees:
       Investor Class                                                                              593                    134
       Trust Class                                                                                   -                     20
Audit fees                                                                                          40                     39
Custodian fees (Note B)                                                                            280                    127
Insurance expense                                                                                   36                      9
Legal fees                                                                                          40                     28
Registration and filing fees                                                                       135                     73
Shareholder reports                                                                                 84                     23
Trustees' fees and expenses                                                                         28                     27
Miscellaneous                                                                                       90                     12
-----------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                   7,640                  1,476

Expenses reimbursed by administrator (Note B)                                                        -                   (195)
Investment management fee waived (Note B)                                                            -                      -
Expenses reduced by custodian fee expense offset arrangement (Note B)                              (17)                    (3)
-----------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                               7,623                  1,278
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                    49,232                  4,869
-----------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
       Sales of investment securities of unaffiliated issuers                                   (3,954)                  (947)
       Foreign currency                                                                              -                    338
Change in net unrealized appreciation (depreciation) in value of:
       Unaffiliated investment securities                                                      (35,975)                (3,065)
       Foreign currency                                                                              -                     91
-----------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                                 (39,929)                (3,583)
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                         $        9,303         $        1,286
-----------------------------------------------------------------------------------------------------------------------------

                                                                                             MUNICIPAL              MUNICIPAL
NEUBERGER BERMAN INCOME FUNDS                                                                    MONEY             SECURITIES
(000'S OMITTED)                                                                                   FUND                  TRUST
INVESTMENT INCOME
INCOME (NOTE A):
Interest income--unaffiliated issuers                                                   $       11,660         $        1,460
Income from securities loaned--affiliated issuers (Note F)                                           -                      -
-----------------------------------------------------------------------------------------------------------------------------
Total income                                                                                    11,660                  1,460
-----------------------------------------------------------------------------------------------------------------------------

EXPENSES:
Investment management fee (Note B)                                                               1,309                     90
Administration fee (Note B):
       Investor Class                                                                            1,421                     97
       Trust Class                                                                                   -                      -
Shareholder servicing agent fees:
       Investor Class                                                                               24                     34
       Trust Class                                                                                   -                      -
Audit fees                                                                                          34                     37
Custodian fees (Note B)                                                                            165                     35
Insurance expense                                                                                   21                      2
Legal fees                                                                                          27                     29
Registration and filing fees                                                                        86                     27
Shareholder reports                                                                                 29                     13
Trustees' fees and expenses                                                                         27                     27
Miscellaneous                                                                                       32                      2
-----------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                   3,175                    393

Expenses reimbursed by administrator (Note B)                                                        -                   (158)
Investment management fee waived (Note B)                                                            -                      -
Expenses reduced by custodian fee expense offset arrangement (Note B)                              (12)                    (1)
-----------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                               3,163                    234
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                     8,497                  1,226
-----------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
       Sales of investment securities of unaffiliated issuers                                        5                    159
       Foreign currency                                                                              -                      -
Change in net unrealized appreciation (depreciation) in value of:
       Unaffiliated investment securities                                                            -                 (1,425)
       Foreign currency                                                                              -                      -
-----------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                                       5                 (1,266)
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                         $        8,502         $          (40)
-----------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 CASH RESERVES            GOVERNMENT MONEY FUND
                                                                      ------------------------------------------------------------
                                                                              YEAR            YEAR            YEAR            YEAR
                                                                             ENDED           ENDED           ENDED           ENDED
NEUBERGER BERMAN INCOME FUNDS                                          OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
(000'S OMITTED)                                                               2005            2004            2005            2004
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                          $     11,786    $      3,220    $      9,987    $      4,706
Net realized gain (loss) on investments                                        (11)              4              (2)            (15)
Change in net unrealized appreciation (depreciation) of investments              -               -               -               -
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             11,775           3,224           9,985           4,691
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INVESTMENT INCOME:
Investor Class                                                             (11,786)         (3,220)         (9,987)         (4,706)
Trust Class                                                                      -               -               -               -
NET REALIZED GAIN ON INVESTMENTS:
Investor Class                                                                   -             (10)              -             (19)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                        (11,786)         (3,230)         (9,987)         (4,725)
----------------------------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE D):
PROCEEDS FROM SHARES SOLD:
Investor Class                                                             682,200         827,773         726,079       1,173,062
Trust Class                                                                      -               -               -               -
PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                               5,828           1,232           1,388             467
Trust Class                                                                      -               -               -               -
PAYMENTS FOR SHARES REDEEMED:
Investor Class                                                            (689,285)       (965,468)       (772,915)     (1,797,122)
Trust Class                                                                      -               -               -               -
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                        (1,257)       (136,463)        (45,448)       (623,593)
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                       (1,268)       (136,469)        (45,450)       (623,627)

NET ASSETS:
Beginning of year                                                          481,231         617,700         454,718       1,078,345
----------------------------------------------------------------------------------------------------------------------------------
End of year                                                           $    479,963    $    481,231    $    409,268    $    454,718
----------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of year             $          4    $          -    $          -    $          -
----------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

                                                                            HIGH INCOME BOND FUND      LIMITED MATURITY BOND FUND
                                                                      ------------------------------------------------------------
                                                                              YEAR            YEAR            YEAR            YEAR
                                                                             ENDED           ENDED           ENDED           ENDED
NEUBERGER BERMAN INCOME FUNDS                                          OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
(000'S OMITTED)                                                               2005            2004            2005            2004
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                          $     49,232    $     40,651    $      4,869    $      5,200
Net realized gain (loss) on investments                                     (3,954)          7,409            (609)           (538)
Change in net unrealized appreciation (depreciation) of investments        (35,975)         13,566          (2,974)         (1,638)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              9,303          61,626           1,286           3,024
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INVESTMENT INCOME:
Investor Class                                                             (49,232)        (40,651)         (5,893)         (6,315)
Trust Class                                                                      -               -            (837)         (1,063)
NET REALIZED GAIN ON INVESTMENTS:
Investor Class                                                                   -               -               -               -
----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                        (49,232)        (40,651)         (6,730)         (7,378)
----------------------------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE D):
PROCEEDS FROM SHARES SOLD:
Investor Class                                                             441,424         563,304          24,916          29,706
Trust Class                                                                      -               -           6,127           9,114
PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                              44,181          35,997           5,521           5,903
Trust Class                                                                      -               -             811           1,044
PAYMENTS FOR SHARES REDEEMED:
Investor Class                                                            (479,210)       (326,694)        (36,488)        (68,721)
Trust Class                                                                      -               -         (13,120)        (19,020)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                         6,395         272,607         (12,233)        (41,974)
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                      (33,534)        293,582         (17,677)        (46,328)

NET ASSETS:
Beginning of year                                                          813,233         519,651         189,628         235,956
----------------------------------------------------------------------------------------------------------------------------------
End of year                                                           $    779,699    $    813,233    $    171,951    $    189,628
----------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of year             $         25    $         25    $        184    $        415
----------------------------------------------------------------------------------------------------------------------------------

                                                                          MUNICIPAL MONEY FUND         MUNICIPAL SECURITIES TRUST
                                                                      ------------------------------------------------------------
                                                                              YEAR            YEAR            YEAR            YEAR
                                                                             ENDED           ENDED           ENDED           ENDED
NEUBERGER BERMAN INCOME FUNDS                                          OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
(000'S OMITTED)                                                               2005            2004            2005            2004
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                          $      8,497    $      2,217    $      1,226    $      1,319
Net realized gain (loss) on investments                                          5               -             159             226
Change in net unrealized appreciation (depreciation) of investments              -               -          (1,425)           (248)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              8,502           2,217             (40)          1,297
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INVESTMENT INCOME:
Investor Class                                                              (8,497)         (2,217)         (1,226)         (1,319)
Trust Class                                                                      -               -               -               -
NET REALIZED GAIN ON INVESTMENTS:
Investor Class                                                                   -               -            (226)           (159)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                         (8,497)         (2,217)         (1,452)         (1,478)
----------------------------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE D):
PROCEEDS FROM SHARES SOLD:
Investor Class                                                           1,941,892         688,114           4,948           8,289
Trust Class                                                                      -               -               -               -
PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                               1,006             115           1,271           1,283
Trust Class                                                                      -               -               -               -
PAYMENTS FOR SHARES REDEEMED:
Investor Class                                                          (1,781,938)       (673,006)         (8,150)        (14,609)
Trust Class                                                                      -               -               -               -
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                       160,960          15,223          (1,931)         (5,037)
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                      160,965          15,223          (3,423)         (5,218)

NET ASSETS:
Beginning of year                                                          426,147         410,924          37,109          42,327
----------------------------------------------------------------------------------------------------------------------------------
End of year                                                           $    587,112    $    426,147    $     33,686    $     37,109
----------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of year             $          1    $          1    $          -    $          -
----------------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS INCOME FUNDS

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Neuberger Berman Cash Reserves ("Cash Reserves"), Neuberger Berman Government Money Fund ("Government Money"), Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Limited Maturity Bond Fund ("Limited Maturity"), Neuberger Berman Municipal Money Fund ("Municipal Money"), and Neuberger Berman Municipal Securities Trust ("Municipal Securities Trust") (individually a "Fund", collectively, the "Funds") are separate operating series of Neuberger Berman Income Funds (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). All of the Funds offer Investor Class shares and Limited Maturity also offers Trust Class shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

     It is the policy of Cash Reserves, Government Money, and Municipal Money to maintain a continuous net asset value per share of $1.00; each of these Funds has adopted certain investment, valuation, and dividend and distribution policies, which conform to general industry practice, to enable it to do so. However, there is no assurance each of these Funds will be able to maintain a stable net asset value per share.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: High Income and Limited Maturity may invest in foreign securities denominated in foreign currency. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and (for High Income and Limited Maturity, foreign currency transactions), if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations.

5 INCOME TAX INFORMATION: Each Fund is treated as a separate entity for U.S. Federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on October 31, 2005, permanent differences resulting primarily from different book and tax accounting for amortization of bond premium, paydown gains and losses and, foreign currency gains and losses (for Limited Maturity) were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of each Fund.

     The tax character of distributions paid during the years ended October 31, 2005 and October 31, 2004 were as follows:

          DISTRIBUTIONS PAID FROM:

                                          TAXABLE INCOME         TAX-EXEMPT INCOME LONG-TERM CAPITAL GAIN               TOTAL
                                       2005         2004         2005         2004       2005        2004          2005         2004
     CASH RESERVES             $ 11,786,263  $ 3,230,039  $        --  $        --  $      --  $       --  $ 11,786,263  $ 3,230,039
     GOVERNMENT MONEY             9,987,018    4,724,895           --           --         --          --     9,987,018    4,724,895
     HIGH INCOME                 49,232,483   40,651,447           --           --         --          --    49,232,483   40,651,447
     LIMITED MATURITY             6,729,866    7,378,305           --           --         --          --     6,729,866    7,378,305
     MUNICIPAL MONEY                     --           --    8,497,236    2,217,371         --          --     8,497,236    2,217,371
     MUNICIPAL SECURITIES
        TRUST                        58,183       55,790    1,226,282    1,319,090    167,792     103,115     1,452,257    1,477,995

     As of October 31, 2005, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                                  UNDISTRIBUTED   UNDISTRIBUTED    UNDISTRIBUTED        UNREALIZED             LOSS
                                       ORDINARY      TAX-EXEMPT        LONG-TERM      APPRECIATION    CARRYFORWARDS
                                         INCOME          INCOME             GAIN    (DEPRECIATION)    AND DEFERRALS           TOTAL
     CASH RESERVES                   $  640,836       $      --        $      --    $           --   $      (10,879)  $     629,957
     GOVERNMENT MONEY                   898,114              --               --                 2          (16,932)        881,184
     HIGH INCOME                        365,142              --               --       (10,723,035)     (10,988,295)    (21,346,188)
     LIMITED MATURITY                   214,523              --               --        (2,996,151)     (22,454,727)    (25,236,355)
     MUNICIPAL MONEY                         --         824,977               --                --           (1,808)        823,169
     MUNICIPAL SECURITIES TRUST              --          13,654          157,900           503,763               --         675,317

     The differences between book basis and tax basis distributable earnings are attributable primarily to timing differences of distribution payments, timing differences of wash sales, mark to market on certain forward foreign currency contracts, capital loss carryforwards, and amortization of bond premium.

     To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. As determined on October 31, 2005, the following Funds had unused capital loss carryforwards available for Federal income tax purposes to offset net realized capital gains, if any, as follows:

                        EXPIRING IN:
                                2006           2007           2008         2009          2010    2011         2012          2013
     CASH RESERVES       $        --    $        --    $        --   $       --   $        --   $  --  $        --   $    10,879
     GOVERNMENT MONEY             --             --             --           --            --      --       14,846         2,086
     HIGH INCOME(1)               --      2,845,092      2,021,774      923,187     1,332,365      --           --     3,865,877
     LIMITED MATURITY(2)   4,035,877      5,146,514      7,177,986      456,883            --      --    2,468,731     3,168,736
     MUNICIPAL MONEY              --             --          1,754           --            --      54           --            --

     (1) Of the total capital loss carryforwards shown above for High Income, $5,790,053 was acquired on September 6, 2002 in the merger with Neuberger Berman High Yield Bond Fund. The use of these losses to offset future gains may be limited in a given year.

     (2) Of the total capital loss carryforwards shown above for Limited Maturity, $2,860,480 was acquired on February 9, 2001 in a tax-free reorganization. The use of these losses to offset future gains may be limited in a given year.

6 DISTRIBUTIONS TO SHAREHOLDERS: Each Fund earns income, net of expenses, daily on its investments. It is the policy of each Fund to declare distributions from net investment income on each business day; such distributions are paid monthly. Distributions from net realized capital gains, if any, are generally distributed in December. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributed to a Fund are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Fund or the Trust are allocated among the Funds and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

8 FINANCIAL FUTURES CONTRACTS: High Income, Limited Maturity, and Municipal Securities Trust may each buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time a Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

     Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

     For U.S. Federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

     During the year ended October 31, 2005, High Income, Limited Maturity, and Municipal Securities Trust did not enter into any financial futures contracts.

9 FORWARD FOREIGN CURRENCY CONTRACTS: High Income and Limited Maturity may each enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions on settlement date. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by each Fund until the contractual settlement date. Neither Fund has a specific limitation on the percentage of assets which may be committed to these types of contracts, but neither Fund may invest more than 25% of its net assets in foreign securities denominated in or indexed to foreign currencies. The Funds could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

10 SECURITY LENDING: High Income entered into a securities lending agreement ("Bear Stearns Agreement") with Bear Stearns Securities Corp. ("Bear Stearns") on December 26, 2002. Under the Bear Stearns Agreement, High Income paid a fee to Bear Stearns with respect to the cash collateral that it received and retained the income earned on the reinvestment of that cash collateral. High Income also received payments from Bear Stearns equal to income earned on loaned securities during the time that they were on loan.

     On September 13, 2005, High Income entered into new securities lending arrangements using a third party, eSecLending, to secure bids. Pursuant to such arrangements, eSecLending currently acts as agent for High Income.

     Under the Bear Stearns Agreement and the new securities lending arrangements, High Income receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities. Prior to February 7, 2005, High Income invested the cash collateral in the N&B Securities Lending Quality Fund, LLC ("Old Fund"), which was managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by Management. Effective February 7, 2005, High Income changed the collateral investment vehicle from the Old Fund to the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

     Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption "Income from securities loaned-affiliated issuers."

11 REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. Each Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

12 DOLLAR ROLLS: Limited Maturity may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's net asset value and may be viewed as a form of leverage. There is a risk that the counter party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

13 OTHER: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

14 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

     Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund (except High Income) pays Management a fee at the annual rate of 0.25% of the first $500 million of that Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. High Income pays Management a fee for investment management services at the annual rate of 0.48% of the Fund's average daily net assets. Effective December 27, 2004, Cash Reserves and Government Money pay Management a fee for investment management services at the annual rate of 0.10% of each Fund's average daily net assets. Management has voluntarily agreed to waive its management fee in the amount of 0.02% of the daily net assets of Cash Reserves and Government Money. For the year ended October 31, 2005, such waived fees amounted to $83,671 and $73,845 for Cash Reserves and Government Money, respectively.

     Each Fund retains Management as its administrator under an Administration Agreement. Each Fund's Investor Class pays Management an administration fee at the annual rate of 0.27% of its average daily net assets and the Trust Class of Limited Maturity pays Management an administration fee at the annual rate of 0.50% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

     Management has undertaken to reimburse operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                                                                                            REIMBURSEMENT FROM
                                                                                                            MANAGEMENT FOR THE
                                                   EXPENSE                                                          YEAR ENDED
     CLASS                                    LIMITATION(1)     CONTRACTUAL/VOLUNTARY      EXPIRATION         OCTOBER 31, 2005
     CASH RESERVES INVESTOR CLASS                 0.65%             Contractual             10/31/08             $       --
     HIGH INCOME BOND FUND INVESTOR CLASS         1.00%             Contractual             10/31/08                     --
     LIMITED MATURITY BOND FUND INVESTOR
       CLASS                                      0.70%             Contractual             10/31/08                145,616
     LIMITED MATURITY BOND FUND TRUST CLASS       0.80%             Contractual             10/31/08                 49,486
     MUNICIPAL SECURITIES TRUST INVESTOR
       CLASS                                      0.65%             Contractual             10/31/08                157,589

     (1) Expense limitation per annum of the respective class' average daily net assets.

     The Investor Classes of Cash Reserves, High Income, Limited Maturity and Municipal Securities Trust and the Trust Class of Limited Maturity have agreed to repay Management for their excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their respective expense limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the year ended October 31, 2005, there was no reimbursement to Management. At October 31, 2005, contingent liabilities to Management under the agreement were as follows:

                                                               EXPIRING IN:
                                                                       2006        2007       2008       TOTAL
     LIMITED MATURITY BOND FUND INVESTOR CLASS                    $  81,375   $ 118,706  $ 145,616   $ 345,697
     LIMITED MATURITY BOND FUND TRUST CLASS                          53,395      47,081     49,486     149,962
     MUNICIPAL SECURITIES TRUST INVESTOR CLASS                      140,242     156,342    157,589     454,173

     Management and Neuberger Berman, LLC ("Neuberger"), a member firm of the New York Stock Exchange and sub-adviser to each Fund, are wholly owned subsidiaries of Lehman Brothers Holdings Inc., a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     Each class of shares also has a distribution agreement with Management. Management receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of each share class.

     Each Fund has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2005, the impact of this arrangement was a reduction of expenses of $3,556, $3,891, $16,701, $2,973, $11,570 and $1,317 for Cash Reserves, Government Money, High Income, Limited Maturity, Municipal Money, and Municipal Securities Trust, respectively.

     NOTE C--SECURITIES TRANSACTIONS:

     Cost of purchases and proceeds of sales and maturities of long-term securities (excluding short-term securities, financial futures contracts, and foreign currency contracts) for the year ended October 31, 2005 were as follows:

                                                            PURCHASES
                                          PURCHASES         EXCLUDING                                  SALES AND
                                            OF U.S.              U.S.            SALES AND            MATURITIES
                                         GOVERNMENT        GOVERNMENT   MATURITIES OF U.S.        EXCLUDING U.S.
                                         AND AGENCY        AND AGENCY       GOVERNMENT AND        GOVERNMENT AND
                                        OBLIGATIONS       OBLIGATIONS   AGENCY OBLIGATIONS    AGENCY OBLIGATIONS
     HIGH INCOME                      $          --    $  563,183,616     $             --       $   506,013,443
     LIMITED MATURITY                   154,701,381       129,830,431          200,877,071            86,452,410
     MUNICIPAL SECURITIES TRUST                  --         5,501,991                   --             7,098,238

     All securities transactions for Cash Reserves, Government Money, and Municipal Money were short-term.

     During the year ended October 31, 2005, Limited Maturity had entered into various contracts to deliver currencies at specified future dates. At October 31, 2005, open contracts were as follows:

                                       CONTRACTS TO       IN EXCHANGE           SETTLEMENT                   NET UNREALIZED
     SELL                                   DELIVER               FOR                 DATE          VALUE      APPRECIATION
     Euro Dollar                          5,530,000    $    6,683,503              1/19/06   $  6,662,399       $    21,104

     NOTE D--FUND SHARE TRANSACTIONS:

     Share activity for the years ended October 31, 2005 and October 31, 2004 was as follows:

                             FOR THE YEAR ENDED OCTOBER 31, 2005                 FOR THE YEAR ENDED OCTOBER 31, 2004
                     -----------------------------------------------   -------------------------------------------------------
                                        SHARES                                            SHARES
                                     ISSUED ON                                         ISSUED ON
                                  REINVESTMENT                                      REINVESTMENT
                                  OF DIVIDENDS                                      OF DIVIDENDS
     (000'S             SHARES             AND      SHARES                SHARES             AND         SHARES
     OMITTED)             SOLD   DISTRIBUTIONS    REDEEMED     TOTAL        SOLD   DISTRIBUTIONS       REDEEMED      TOTAL
     CASH
     RESERVES:
     Investor
     Class             682,200           5,828    (689,285)   (1,257)    827,773           1,232       (965,468)      (136,463)
     GOVERNMENT
     MONEY:
     Investor
     Class             726,079           1,388    (772,915)  (45,448)  1,173,062             467     (1,797,122)      (623,593)
     HIGH
     INCOME:
     Investor
     Class              47,164           4,746     (51,466)      444      60,298           3,851        (35,026)        29,123
     LIMITED
     MATURITY:
     Investor
     Class               2,691             597      (3,939)     (651)      3,119             621         (7,225)        (3,485)
     Trust Class           694              92      (1,485)     (699)      1,007             115         (2,100)          (978)
     MUNICIPAL
     MONEY:
     Investor
     Class           1,941,892           1,006  (1,781,938)  160,960     688,114             115       (673,006)        15,223
     MUNICIPAL
     SECURITIES
     TRUST:
     Investor
     Class                 427             110        (705)     (168)        703             108         (1,239)          (428)

     NOTE E--LINE OF CREDIT:

     At October 31, 2005, High Income and Limited Maturity were participants in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.09% per annum of the available line of credit is charged, of which each Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. High Income and Limited Maturity had no loans outstanding pursuant to this line of credit at October 31, 2005. During the year ended October 31, 2005, High Income and Limited Maturity did not utilize this line of credit.

     NOTE F--INVESTMENTS IN AFFILIATES*:

     HIGH INCOME:

                                                                                                            INCOME FROM
                             BALANCE OF                                    BALANCE OF                    INVESTMENTS IN
                                 SHARES                         GROSS          SHARES                        AFFILIATED
                                   HELD           GROSS         SALES            HELD           VALUE           ISSUERS
                            OCTOBER 31,       PURCHASES           AND     OCTOBER 31,     OCTOBER 31,       INCLUDED IN
     NAME OF ISSUER                2004   AND ADDITIONS    REDUCTIONS            2005            2005      TOTAL INCOME
     Neuberger Berman
     Securities Lending
     Quality Fund, LLC**    115,456,120   4,397,584,681 4,461,501,760      51,539,041   $  51,539,041       $    99,505

     *     Affiliated issuers, as defined in the 1940 Act.

     ** Prior to February 7, 2005, the Old Fund, an investment vehicle established by the Fund's custodian, was used to invest cash the Fund received as collateral for securities loans. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Quality Fund, a fund managed by Lehman Brothers Asset Management LLC (formerly Lincoln Capital Fixed Income Management Company, LLC), an affiliate of Management, as approved by the Board. The Fund's shares in the Old Fund and Quality Fund were and are non-voting. However, because all shares of the Old Fund and Quality Fund were and are held by funds in the related investment company complex, the Old Fund and Quality Fund may have been and may be considered affiliates of the Fund.

FINANCIAL HIGHLIGHTS CASH RESERVES

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

INVESTOR CLASS+

                                                                                       YEAR ENDED OCTOBER 31,
                                                               ---------------------------------------------------------------
                                                                    2005           2004         2003         2002         2001
NET ASSET VALUE, BEGINNING OF YEAR                             $  1.0000      $  1.0000    $  1.0000    $  1.0001    $  1.0000
                                                               ---------      ---------    ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                                       .0239          .0056        .0066        .0154        .0440
NET GAINS OR LOSSES ON SECURITIES                                 (.0000)         .0000        .0000       (.0000)       .0001
                                                               ---------      ---------    ---------    ---------    ---------
TOTAL FROM INVESTMENT OPERATIONS                                   .0239          .0056        .0066        .0154        .0441
                                                               ---------      ---------    ---------    ---------    ---------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                             (.0239)        (.0056)      (.0066)      (.0154)      (.0440)
NET CAPITAL GAINS                                                     --         (.0000)          --       (.0001)          --
                                                               ---------      ---------    ---------    ---------    ---------
TOTAL DISTRIBUTIONS                                               (.0239)        (.0056)      (.0066)      (.0155)      (.0440)
                                                               ---------      ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF YEAR                                   $  1.0000      $  1.0000    $  1.0000    $  1.0000    $  1.0001
                                                               ---------      ---------    ---------    ---------    ---------
TOTAL RETURN++                                                     +2.42%          +.57%        +.66%       +1.56%       +4.49%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (IN MILLIONS)                          $   480.0      $   481.2    $   617.7    $   842.0    $ 1,116.0
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                       .49%           .63%         .59%         .60%         .55%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                          .49%+++        .63%         .59%         .60%         .55%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         2.40%           .55%         .68%        1.54%        4.59%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS GOVERNMENT MONEY FUND

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

INVESTOR CLASS+

                                                                                       YEAR ENDED OCTOBER 31,
                                                               ---------------------------------------------------------------
                                                                    2005           2004         2003         2002         2001
NET ASSET VALUE, BEGINNING OF YEAR                             $  1.0000      $  1.0000    $  1.0000    $  1.0000    $  1.0000
                                                               ---------      ---------    ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                                       .0230          .0060        .0078        .0149        .0423
NET GAINS OR LOSSES ON SECURITIES                                 (.0000)         .0000        .0000        .0000            -
                                                               ---------      ---------    ---------    ---------    ---------
TOTAL FROM INVESTMENT OPERATIONS                                   .0230          .0060        .0078        .0149        .0423
                                                               ---------      ---------    ---------    ---------    ---------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                             (.0230)        (.0060)      (.0078)      (.0149)      (.0423)
NET CAPITAL GAINS                                                      -         (.0000)      (.0000)      (.0000)           -
                                                               ---------      ---------    ---------    ---------    ---------
TOTAL DISTRIBUTIONS                                               (.0230)        (.0060)      (.0078)      (.0149)      (.0423)
                                                               ---------      ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF YEAR                                   $  1.0000      $  1.0000    $  1.0000    $  1.0000    $  1.0000
                                                               ---------      ---------    ---------    ---------    ---------
TOTAL RETURN++                                                     +2.33%          +.61%        +.78%       +1.50%       +4.31%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (IN MILLIONS)                          $   409.3      $   454.7    $ 1,078.3    $ 1,345.2    $   571.9
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                       .48%           .49%         .45%         .47%         .59%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                          .47%+++        .49%+++      .45%+++      .47%+++       .59%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         2.25%           .57%         .78%        1.45%        3.92%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS HIGH INCOME BOND FUND

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

INVESTOR CLASS~

                                                                                     TEN MONTHS
                                                                                       ENDED
                                                         YEAR ENDED OCTOBER 31,      OCTOBER 31,        YEAR ENDED DECEMBER 31,
                                                 --------------------------------    -----------      -------------------------
                                                     2005        2004        2003        2002^^^          2001          2000
NET ASSET VALUE, BEGINNING OF PERIOD             $   9.54    $   9.25    $   8.81     $   9.03        $   8.90      $   9.22
                                                 --------    --------    --------     --------        --------      --------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                          .55@        .58@        .60@         .52(y)@         .69           .75
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                    (.44)        .29         .44         (.21)(y)         .12          (.33)
                                                 --------    --------    --------     --------        --------      --------
TOTAL FROM INVESTMENT OPERATIONS                      .11         .87        1.04          .31             .81           .42
                                                 --------    --------    --------     --------        --------      --------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                (.55)       (.58)       (.60)        (.53)           (.68)         (.74)
                                                 --------    --------    --------     --------        --------      --------
TOTAL DISTRIBUTIONS                                  (.55)       (.58)       (.60)        (.53)           (.68)         (.74)
                                                 --------    --------    --------     --------        --------      --------
NET ASSET VALUE, END OF PERIOD                   $   9.10    $   9.54    $   9.25     $   8.81        $   9.03      $   8.90
                                                 --------    --------    --------     --------        --------      --------
TOTAL RETURN++                                      +1.17%      +9.68%     +12.14%       +3.52%**        +9.27%        +4.81%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)          $  779.7    $  813.2    $  519.7     $  148.6        $   92.8      $   60.3
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#        .91%        .90%        .90%        1.00%*          1.00%         1.00%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS           .91%        .90%        .90%###    1.00%*+++        1.00%+++      1.00%+++
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE
   NET ASSETS                                        5.88%       6.16%       6.54%        6.96%*(y)       7.54%         8.15%
PORTFOLIO TURNOVER RATE                                63%         79%        148%          95%++++         85%           63%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS LIMITED MATURITY BOND FUND

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

INVESTOR CLASS+

                                                                                       YEAR ENDED OCTOBER 31,
                                                               -----------------------------------------------------------------
                                                                    2005           2004         2003        2002            2001
NET ASSET VALUE, BEGINNING OF YEAR                             $    9.41      $    9.61    $    9.65    $   9.78       $    9.31
                                                               ---------      ---------    ---------    --------       ---------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                                        .25            .24          .28         .43(y)          .58
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                                   (.18)          (.11)         .03        (.11)##(y)       .47
                                                               ---------      ---------    ---------    --------       ---------
TOTAL FROM INVESTMENT OPERATIONS                                     .07            .13          .31         .32            1.05
                                                               ---------      ---------    ---------    --------       ---------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                               (.35)          (.33)        (.35)       (.45)           (.58)
                                                               ---------      ---------    ---------    --------       ---------
TOTAL DISTRIBUTIONS                                                 (.35)          (.33)        (.35)       (.45)           (.58)
                                                               ---------      ---------    ---------    --------       ---------
NET ASSET VALUE, END OF YEAR                                   $    9.13      $    9.41    $    9.61    $   9.65       $    9.78
                                                               ---------      ---------    ---------    --------       ---------
TOTAL RETURN++                                                      +.77%         +1.43%       +3.23%      +3.42%         +11.62%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (IN MILLIONS)                          $   151.8      $   162.6    $   199.4    $  220.3       $   204.8
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                       .71%           .70%         .70%        .70%            .70%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS+++                       .70%           .70%         .70%        .70%            .70%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         2.75%          2.49%        2.88%       4.44%(y)        6.05%
PORTFOLIO TURNOVER RATE                                              166%            94%         129%        140%            147%

TRUST CLASS+

                                                                                       YEAR ENDED OCTOBER 31,
                                                               -----------------------------------------------------------------
                                                                    2005           2004         2003        2002            2001
NET ASSET VALUE, BEGINNING OF YEAR                             $    8.97      $    9.15    $    9.20    $   9.32       $    8.88
                                                               ---------      ---------    ---------    --------       ---------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                                        .23            .22          .26          .40(y)           .55
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                                   (.17)          (.09)         .01        (.10)##(y)       .44
                                                               ---------      ---------    ---------    --------       ---------
TOTAL FROM INVESTMENT OPERATIONS                                     .06            .13          .27         .30             .99
                                                               ---------      ---------    ---------    --------       ---------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                               (.33)          (.31)        (.32)       (.42)           (.55)
                                                               ---------      ---------    ---------    --------       ---------
TOTAL DISTRIBUTIONS                                                 (.33)          (.31)        (.32)       (.42)           (.55)
                                                               ---------      ---------    ---------    --------       ---------
NET ASSET VALUE, END OF YEAR                                   $    8.70      $    8.97    $    9.15    $   9.20       $    9.32
                                                               ---------      ---------    ---------    --------       ---------
TOTAL RETURN++                                                      +.64%         +1.44%       +3.00%      +3.35%         +11.41%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (IN MILLIONS)                          $    20.1      $    27.0    $    36.5    $   42.9       $    38.1
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                       .81%           .80%         .80%        .80%            .80%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS+++                       .81%           .80%         .80%        .80%            .80%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         2.64%          2.38%        2.80%       4.31%(y)        5.95%
PORTFOLIO TURNOVER RATE                                              166%            94%         129%        140%            147%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS MUNICIPAL MONEY FUND

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

INVESTOR CLASS+

                                                                                       YEAR ENDED OCTOBER 31,
                                                               ---------------------------------------------------------------
                                                                    2005           2004         2003         2002         2001
NET ASSET VALUE, BEGINNING OF YEAR                             $   .9998      $   .9998    $   .9998    $   .9998    $   .9997
                                                               ---------      ---------    ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                                       .0158          .0051        .0050        .0092        .0269
NET GAINS OR LOSSES ON SECURITIES                                      -              -            -            -        .0001##
                                                               ---------      ---------    ---------    ---------    ---------
TOTAL FROM INVESTMENT OPERATIONS                                   .0158          .0051        .0050        .0092        .0270
                                                               ---------      ---------    ---------    ---------    ---------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                             (.0158)        (.0051)      (.0050)      (.0092)      (.0269)
NET CAPITAL GAINS                                                      -              -            -            -            -
                                                               ---------      ---------    ---------    ---------    ---------
TOTAL DISTRIBUTIONS                                               (.0158)        (.0051)      (.0050)      (.0092)      (.0269)
                                                               ---------      ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF YEAR                                   $   .9998      $   .9998    $   .9998    $   .9998    $   .9998
                                                               ---------      ---------    ---------    ---------    ---------
TOTAL RETURN++                                                     +1.59%          +.51%        +.50%        +.93%       +2.72%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (IN MILLIONS)                          $   587.1      $   426.1    $   410.9    $   533.3    $   455.2
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                       .60%           .61%         .61%         .62%         .61%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                          .60%           .61%         .61%         .62%         .60%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         1.62%           .51%         .50%         .92%        2.60%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS MUNICIPAL SECURITIES TRUST

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

INVESTOR CLASS+

                                                                                       YEAR ENDED OCTOBER 31,
                                                               ---------------------------------------------------------------
                                                                    2005           2004         2003         2002         2001
NET ASSET VALUE, BEGINNING OF YEAR                             $   11.81      $   11.86    $   11.80    $   11.62    $   11.00
                                                               ---------      ---------    ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                                        .40            .40          .40          .43          .45
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                                   (.41)          (.00)         .12          .18          .62
                                                               ---------      ---------    ---------    ---------    ---------
TOTAL FROM INVESTMENT OPERATIONS                                    (.01)           .40          .52          .61         1.07
                                                               ---------      ---------    ---------    ---------    ---------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                               (.40)          (.40)        (.40)        (.43)        (.45)
NET CAPITAL GAINS                                                   (.07)          (.05)        (.06)           -            -
                                                               ---------      ---------    ---------    ---------    ---------
TOTAL DISTRIBUTIONS                                                 (.47)          (.45)        (.46)        (.43)        (.45)
                                                               ---------      ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF YEAR                                   $   11.33      $   11.81    $   11.86    $   11.80    $   11.62
                                                               ---------      ---------    ---------    ---------    ---------
TOTAL RETURN++                                                      (.09)%        +3.43%       +4.50%       +5.35%       +9.89%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (IN MILLIONS)                          $    33.7      $    37.1    $    42.3    $    37.9    $    32.8
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                       .66%           .65%         .65%         .65%         .66%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS+++                       .66%           .65%         .65%         .65%         .65%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         3.44%          3.40%        3.37%        3.67%        3.96%
PORTFOLIO TURNOVER RATE                                               16%             8%          12%          17%          26%

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS INCOME FUNDS

+ The per share amounts and ratios which are shown reflect income and expenses, including each Fund's proportionate share of its corresponding Portfolio's income and expenses through February 9, 2001 under the prior master-feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund (excluding Municipal Money), total return would have been lower if Management had not reimbursed and/or waived certain expenses. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

## The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the year because of the timing of sales and repurchases of Fund shares.

+++ After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

                                                                  YEAR ENDED OCTOBER 31,
                                                          2005    2004    2003     2002     2001
CASH RESERVES INVESTOR CLASS                               .51%     --       --       --       --
GOVERNMENT MONEY FUND INVESTOR CLASS                       .49%    .58%     .57%     .55%      --
LIMITED MATURITY BOND FUND INVESTOR CLASS                  .80%    .77%     .74%     .73%     .74%
LIMITED MATURITY BOND FUND TRUST CLASS                    1.02%    .95%     .93%     .92%    1.01%
MUNICIPAL SECURITIES TRUST INVESTOR CLASS                 1.10%   1.06%     .98%    1.10%    1.07%

                                                      TEN MONTHS ENDED
                                                           OCTOBER 31,    YEAR ENDED DECEMBER 31,
                                                                  2002         2001     2000
HIGH INCOME BOND FUND INVESTOR CLASS                              1.31%        1.15%    1.18%

### After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the annualized ratio of net expenses to average daily net assets would have been:

                                                                                  YEAR ENDED
                                                                                 OCTOBER 31,
                                                                                        2003
HIGH INCOME BOND FUND INVESTOR CLASS                                                     .90%

++++ Portfolio turnover excludes purchases and sales of securities by Neuberger
     Berman High Yield Bond Fund prior to the merger date.

*    Annualized.

**   Not annualized.

@ The per share amounts which are shown for the periods ended October 31, 2001 (October 31, 2002 for High Income) and thereafter, have been calculated based on the average number of shares outstanding during each fiscal period.

^^^ Effective after the close of business on September 6, 2002, Management succeeded Lipper & Company, L.L.C., as the Fund's investment manager.

(y) For fiscal years ended after October 31, 2001, funds are required by the American Institute of Certified Public Accountants to amortize premiums and discounts on fixed income securities. Accordingly, for the year ended October 31, 2002, the per share amounts and ratios shown decreased or increased as follows:

                                                                TEN MONTHS ENDED
HIGH INCOME BOND FUND INVESTOR CLASS                                 OCTOBER 31,
                                                                            2002
NET INVESTMENT INCOME                                                       (.01)
NET GAINS OR LOSSES ON SECURITIES                                            .01
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                        (.19%)

                                                                      YEAR ENDED
LIMITED MATURITY BOND FUND INVESTOR CLASS                            OCTOBER 31,
                                                                            2002
NET INVESTMENT INCOME                                                       (.02)
NET GAINS OR LOSSES ON SECURITIES                                            .02
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                        (.26%)

                                                                      YEAR ENDED
LIMITED MATURITY BOND FUND TRUST CLASS                               OCTOBER 31,
                                                                            2002
NET INVESTMENT INCOME                                                       (.02)
NET GAINS OR LOSSES ON SECURITIES                                            .02
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                        (.26%)

~ The financial highlights for the periods ended December 31, 2001 and prior are those of the Premier Shares of Lipper High Income, and have been audited by other auditors whose report dated February 25, 2002 expressed an unqualified opinion. The financial highlights for the ten-month period ended October 31, 2002 include the income and expenses attributable to the Lipper High Income Premier Shares for the period from January 1, 2002 through September 6, 2002 and the income and expenses of High Income, thereafter.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Neuberger Berman Income Funds and Shareholders of:
Neuberger Berman Cash Reserves
Neuberger Berman Government Money Fund
Neuberger Berman High Income Bond Fund
Neuberger Berman Limited Maturity Bond Fund
Neuberger Berman Municipal Money Fund
Neuberger Berman Municipal Securities Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Neuberger Berman Cash Reserves, Neuberger Berman Government Money Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Limited Maturity Bond Fund, Neuberger Berman Municipal Money Fund and Neuberger Berman Municipal Securities Trust, six of the series constituting the Neuberger Berman Income Funds (the "Trust"), as of October 31, 2005, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned series of Neuberger Berman Income Funds at October 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                   /s/ ERNST & YOUNG LLP


Boston, Massachusetts
December 9, 2005

DIRECTORY

                           INVESTMENT MANAGER, ADMINISTRATOR AND DISTRIBUTOR Neuberger Berman Management Inc.
                           605 Third Avenue, 2nd Floor
                           New York, NY 10158-0180
                           800.877.9700 or 212.476.8800
                           Institutional Services 800.366.6264

                           SUB-ADVISER
                           Neuberger Berman, LLC
                           605 Third Avenue
                           New York, NY 10158-3698

                           CUSTODIAN AND SHAREHOLDER SERVICING AGENT
                           State Street Bank and Trust Company
                           225 Franklin Street
                           Boston, MA 02110

                           FOR INVESTOR CLASS SHAREHOLDERS
                           ADDRESS CORRESPONDENCE TO:
                           Neuberger Berman Funds
                           Boston Service Center
                           P.O. Box 8403
                           Boston, MA 02266-8403
                           800.877.9700 or 212.476.8800

                           FOR TRUST CLASS SHAREHOLDERS
                           ADDRESS CORRESPONDENCE TO:
                           Neuberger Berman Management Inc.
                           605 Third Avenue, 2nd Floor
                           New York, NY 10158-0180
                           Attn: Institutional Services
                           800.366.6264

                           LEGAL COUNSEL
                           Kirkpatrick & Lockhart Nicholson Graham LLP
                           1800 Massachusetts Avenue, NW
                           2nd Floor
                           Washington, DC 20036

                           INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP
                           200 Clarendon Street
                           Boston, MA 02116

TRUSTEE AND OFFICER INFORMATION

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

INFORMATION ABOUT THE BOARD OF TRUSTEES

                                                                                  NUMBER OF
                                                                                PORTFOLIOS IN
                               POSITION AND                                      FUND COMPLEX
                              LENGTH OF TIME                                     OVERSEEN BY       OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)       SERVED(2)        PRINCIPAL OCCUPATION(S)(3)       TRUSTEE(4)           FUND COMPLEX BY TRUSTEE
-------------------------    ---------------    ----------------------------    --------------    ----------------------------------
INDEPENDENT TRUSTEES

John Cannon (75)             Trustee since      Consultant. Formerly,                 45          Independent Trustee or Director of
                             1994               Chairman, CDC Investment                          three series of Oppenheimer Funds:
                                                Advisers (registered                              Limited Term New York Municipal
                                                investment adviser), 1993 to                      Fund, Rochester Fund Municipals,
                                                January 1999; formerly,                           and Oppenheimer Convertible
                                                President and Chief                               Securities Fund, since 1992.
                                                Executive Officer, AMA
                                                Investment Advisors, an
                                                affiliate of the American
                                                Medical Association.

Faith Colish (70)            Trustee since      Counsel, Carter Ledyard &             45          Director, American Bar Retirement
                             2000               Milburn LLP (law firm) since                      Association (ABRA) since 1997
                                                October 2002; formerly,                           (not-for-profit membership
                                                Attorney-at-Law and                               association).
                                                President, Faith Colish, A
                                                Professional Corporation,
                                                1980 to 2002.

C. Anne Harvey (68)          Trustee since      Consultant, C.A. Harvey               45          President, Board of Associates to
                             2000               Associates since June 2001;                       The National Rehabilitation
                                                formerly, Director, AARP,                         Hospital's Board of Directors
                                                1978 to December 2001.                            since 2002; formerly, Member,
                                                                                                  Individual Investors Advisory
                                                                                                  Committee to the New York Stock
                                                                                                  Exchange Board of Directors, 1998
                                                                                                  to June 2002; formerly, Member,
                                                                                                  American Savings Education
                                                                                                  Council's Policy Board (ASEC),
                                                                                                  1998 to 2000; formerly, Member,
                                                                                                  Executive Committee, Crime
                                                                                                  Prevention Coalition of America,
                                                                                                  1997 to 2000.

                                                                                  NUMBER OF
                                                                                PORTFOLIOS IN
                               POSITION AND                                      FUND COMPLEX
                              LENGTH OF TIME                                     OVERSEEN BY       OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)       SERVED(2)        PRINCIPAL OCCUPATION(S)(3)       TRUSTEE(4)           FUND COMPLEX BY TRUSTEE
-------------------------    ---------------    ----------------------------    --------------    ----------------------------------
Barry Hirsch (72)            Trustee since      Attorney-at-Law. Formerly,            45          None
                             1993               Senior Counsel, Loews
                                                Corporation (diversified
                                                financial corporation) May
                                                2002 to April 2003;
                                                formerly, Senior Vice
                                                President, Secretary and
                                                General Counsel, Loews
                                                Corporation.

Robert A. Kavesh (78)        Trustee since      Marcus Nadler Professor               45          Director, The Caring Community
                             1993               Emeritus of Finance and                           (not-for-profit); formerly,
                                                Economics, New York                               Director, DEL Laboratories, Inc.
                                                University Stern School of                        (cosmetics and pharmaceuticals),
                                                Business; formerly,                               1978 to 2004; formerly, Director,
                                                Executive                                         Apple Bank for Savings, 1979 to
                                                Secretary-Treasurer,                              1990; formerly, Director, Western
                                                American Finance                                  Pacific Industries, Inc., 1972 to
                                                Association, 1961 to 1979.                        1986 (public company).

Howard A. Mileaf (68)        Trustee since      Retired. Formerly, Vice               45          Director, WHX Corporation (holding
                             2000               President and Special                             company) since August 2002;
                                                Counsel, WHX Corporation                          Director, Webfinancial Corporation
                                                (holding company) 1993 to                         (holding company) since December
                                                2001.                                             2002; Director, State Theatre of
                                                                                                  New Jersey (not-for-profit
                                                                                                  theater) since 2000; formerly,
                                                                                                  Director, Kevlin Corporation
                                                                                                  (manufacturer of microwave and
                                                                                                  other products).

Edward I. O'Brien (77)       Trustee since      Formerly, Member, Investment                      Director, Legg Mason, Inc.
                             2000               Policy Committee, Edward                          (financial services holding
                                                Jones, 1993 to 2001;                              company) since 1993; formerly,
                                                President, Securities                             Director, Boston Financial Group
                                                Industry Association ("SIA")                      (real estate and tax shelters)
                                                (securities industry's                            1993 to 1999.
                                                representative in government
                                                relations and regulatory
                                                matters at the federal and
                                                state levels) 1974 to 1992;
                                                Adviser to SIA, November
                                                1992 to November 1993.

                                                                                  NUMBER OF
                                                                                PORTFOLIOS IN
                               POSITION AND                                      FUND COMPLEX
                              LENGTH OF TIME                                     OVERSEEN BY       OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)       SERVED(2)        PRINCIPAL OCCUPATION(S)(3)       TRUSTEE(4)           FUND COMPLEX BY TRUSTEE
-------------------------    ---------------    ----------------------------    --------------    ----------------------------------
William E. Rulon (73)        Trustee since      Retired. Formerly, Senior             45          Director, Pro-Kids Golf and
                             1993               Vice President, Foodmaker,                        Learning Academy (teach golf and
                                                Inc. (operator and                                computer usage to "at risk"
                                                franchiser of restaurants)                        children) since 1998; formerly,
                                                until January 1997.                               Director, Prandium, Inc.
                                                                                                  (restaurants) from March 2001 to
                                                                                                  July 2002.

Cornelius T. Ryan (74)       Trustee since      Founding General Partner,             45          Director, Capital Cash Management
                             2000               Oxford Partners and Oxford                        Trust (money market fund),
                                                Bioscience Partners (venture                      Naragansett Insured Tax-Free
                                                capital partnerships) and                         Income Fund, Rocky Mountain Equity
                                                President, Oxford Venture                         Fund, Prime Cash Fund, several
                                                Corporation.                                      private companies and QuadraMed
                                                                                                  Corporation (NASDAQ).

Tom D. Seip (55)             Trustee since      General Partner, Seip                 45          Director, H&R Block, Inc.
                             2000               Investments LP (a private                         (financial services company) since
                                                investment partnership);                          May 2001; Director, Forward
                                                formerly, President and CEO,                      Management, Inc. (asset
                                                Westaff, Inc. (temporary                          management) since 2001; formerly,
                                                staffing), May 2001 to                            Director, General Magic (voice
                                                January 2002; Senior                              recognition software) 2001 to
                                                Executive at the Charles                          2002; formerly, Director,
                                                Schwab Corporation from 1983                      E-Finance Corporation (credit
                                                to 1999, including Chief                          decisioning services) 1999 to
                                                Executive Officer, Charles                        2003; formerly, Director,
                                                Schwab Investment                                 Save-Daily.com (micro investing
                                                Management, Inc. and                              services) 1999 to 2003; Director,
                                                Trustee, Schwab Family of                         Offroad Capital Inc. (pre-public
                                                Funds and Schwab Investments                      internet commerce company).
                                                from 1997 to 1998; and
                                                Executive Vice
                                                President-Retail Brokerage,
                                                Charles Schwab Investment
                                                Management from 1994 to
                                                1997.

                                                                                  NUMBER OF
                                                                                PORTFOLIOS IN
                               POSITION AND                                      FUND COMPLEX
                              LENGTH OF TIME                                     OVERSEEN BY       OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)       SERVED(2)        PRINCIPAL OCCUPATION(S)(3)       TRUSTEE(4)           FUND COMPLEX BY TRUSTEE
-------------------------    ---------------    ----------------------------    --------------    ----------------------------------
Candace L. Straight (58)     Trustee since      Private investor and                  45          Director, The Proformance
                             1993               consultant specializing in                        Insurance Company (personal lines
                                                the insurance industry;                           property and casualty insurance
                                                formerly, Advisory Director,                      company) since March 2004;
                                                Securitas Capital LLC (a                          Director, Providence Washington
                                                global private equity                             (property and casualty insurance
                                                investment firm dedicated to                      company) since December 1998;
                                                making investments in the                         Director, Summit Global Partners
                                                insurance sector) 1998 to                         (insurance brokerage firm) since
                                                December 2002.                                    October 2000.

Peter P. Trapp (61)          Trustee since      Regional Manager for Atlanta          45          None.
                             2000               Region, Ford Motor Credit
                                                Company since August 1997;
                                                formerly, President, Ford
                                                Life Insurance Company,
                                                April 1995 to August 1997
TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin* (65)         President and      Executive Vice President and          45          Director, Dale Carnegie and
                             Trustee since      Chief Investment Officer,                         Associates, Inc. (private company)
                             2002               Neuberger Berman Inc.                             since 1998; Director, Emagin Corp.
                                                (holding company) since 2002                      (public company) since 1997;
                                                and 2003, respectively;                           Director, Solbright, Inc. (private
                                                Executive Vice President and                      company) since 1998; Director,
                                                Chief Investment Officer,                         Infogate, Inc. (private company)
                                                Neuberger Berman since                            since 1997; Director, Broadway
                                                December 2002 and 2003,                           Television Network (private
                                                respectively; Director and                        company) since 2000.
                                                Chairman, Management since
                                                December 2002; formerly,
                                                Executive Vice President,
                                                Citigroup Investments, Inc.
                                                from September 1995 to
                                                February 2002; formerly,
                                                Executive Vice President,
                                                Citigroup Inc. from
                                                September 1995 to February
                                                2002.

                                                                                  NUMBER OF
                                                                                PORTFOLIOS IN
                               POSITION AND                                      FUND COMPLEX
                              LENGTH OF TIME                                     OVERSEEN BY       OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)       SERVED(2)        PRINCIPAL OCCUPATION(S)(3)       TRUSTEE(4)           FUND COMPLEX BY TRUSTEE
-------------------------    ---------------    ----------------------------    --------------    ----------------------------------
Peter E. Sundman* (46)       Chairman of the    Executive Vice President,             45          Director and Vice President,
                             Board and          Neuberger Berman Inc.                             Neuberger & Berman Agency, Inc.
                             Trustee since      (holding company) since                           since 2000; formerly, Director,
                             2000; Chief        1999; Head of Neuberger                           Neuberger Berman Inc. (holding
                             Executive          Berman Inc.'s Mutual Funds                        company) from October 1999 to
                             Officer since      Business (since 1999) and                         March 2003; Trustee, Frost Valley
                             1999; President    Institutional Business (from                      YMCA.
                             from 1999 to       1999 to October 2005);
                             2000.              responsible for Managed
                                                Accounts Business and
                                                intermediary distribution
                                                since October 2005;
                                                President and Director,
                                                Management since 1999;
                                                Executive Vice President,
                                                Neuberger Berman since 1999;
                                                formerly, Principal,
                                                Neuberger Berman from 1997
                                                to 1999; formerly, Senior
                                                Vice President, Management
                                                from 1996 to 1999.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of Management and Executive Vice Presidents of Neuberger Berman.

TRUSTEE AND OFFICER INFORMATION

INFORMATION ABOUT THE OFFICERS OF THE TRUST/FUND

                                     POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED(2)              PRINCIPAL OCCUPATION(S)(3)
-------------------------------------------------------------------------------------------------------
Michael J. Bradler (35)     Assistant Treasurer since 2005   Employee, Management since 1997; Assistant
                                                             Treasurer, fifteen registered investment
                                                             companies for which Management acts as
                                                             investment manager and administrator since
                                                             2005.

Claudia A. Brandon (49)     Secretary since 1985             Vice President -- Mutual Fund Board
                                                             Relations, Management since 2000 and
                                                             Assistant Secretary since 2004; Vice
                                                             President, Neuberger Berman since 2002 and
                                                             employee since 1999; Assistant Secretary,
                                                             Management since 2004; formerly, Vice
                                                             President, Management from 1986 to 1999;
                                                             Secretary, fifteen registered investment
                                                             companies for which Management acts as
                                                             investment manager and administrator
                                                             (three since 2000, four since 2002, three
                                                             since 2003, four since 2004 and one since
                                                             2005).

Robert Conti (49)           Vice President since 2000        Senior Vice President, Neuberger Berman
                                                             since 2003; formerly, Vice President,
                                                             Neuberger Berman from 1999 to 2003; Senior
                                                             Vice President, Management since 2000;
                                                             formerly, Controller, Management until
                                                             1996; formerly, Treasurer, Management from
                                                             1996 to 1999; Vice President, fifteen
                                                             registered investment companies for which
                                                             Management acts as investment manager and
                                                             administrator (three since 2000, four
                                                             since 2002, three since 2003, four since
                                                             2004 and one since 2005).

Brian J. Gaffney (52)       Vice President since 2000        Managing Director, Neuberger Berman since
                                                             1999; Senior Vice President, Management
                                                             since 2000; formerly, Vice President,
                                                             Management from 1997 to 1999; Vice
                                                             President, fifteen registered investment
                                                             companies for which Management acts as
                                                             investment manager and administrator
                                                             (three since 2000, four since 2002, three
                                                             since 2003, four since 2004 and one since
                                                             2005).

                                     POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED(2)              PRINCIPAL OCCUPATION(S)(3)
-------------------------------------------------------------------------------------------------------
Sheila R. James (40)        Assistant Secretary since 2002   Employee, Neuberger Berman since 1999;
                                                             formerly, Employee, Management from 1991
                                                             to 1999; Assistant Secretary, fifteen
                                                             registered investment companies for which
                                                             Management acts as investment manager and
                                                             administrator (seven since 2002, three
                                                             since 2003, four since 2004 and one since
                                                             2005).

Kevin Lyons (50)            Assistant Secretary since 2003   Employee, Neuberger Berman since 1999;
                                                             formerly, Employee, Management from 1993
                                                             to 1999; Assistant Secretary, fifteen
                                                             registered investment companies for which
                                                             Management acts as investment manager and
                                                             administrator (ten since 2003, four since
                                                             2004 and one since 2005).

John M. McGovern (35)       Treasurer and Principal          Vice President, Neuberger Berman since
                            Financial and Accounting         January 2004; Employee, Management since
                            Officer since 2005; prior        1993; Treasurer and Principal Financial
                            thereto, Assistant Treasurer     and Accounting Officer, fifteen registered
                            since 2002                       investment companies for which Management
                                                             acts as investment manager and
                                                             administrator (fifteen since 2005);
                                                             formerly, Assistant Treasurer, fifteen
                                                             registered investment companies for which
                                                             Management acts as investment manager and
                                                             administrator from 2002 to 2005.

Frank Rosato (34)           Assistant Treasurer since 2005   Employee, Management since 1995; Assistant
                                                             Treasurer, fifteen registered investment
                                                             companies for which Management acts as
                                                             investment manager and administrator since
                                                             2005.

Frederic B. Soule (59)      Vice President since 2000        Senior Vice President, Neuberger Berman
                                                             since 2003; formerly, Vice President,
                                                             Neuberger Berman from 1999 to 2003;
                                                             formerly, Vice President, Management from
                                                             1995 to 1999; Vice President, fifteen
                                                             registered investment companies for which
                                                             Management acts as investment manager and
                                                             administrator (three since 2000, four
                                                             since 2002, three since 2003, four since
                                                             2004 and one since 2005).

                                     POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED(2)              PRINCIPAL OCCUPATION(S)(3)
-------------------------------------------------------------------------------------------------------
Chamaine Williams (34)      Chief Compliance Officer since   Vice President, Lehman Brothers Inc. since
                            2005                             2003; Chief Compliance Officer, fifteen
                                                             registered investment companies for which
                                                             Management acts as investment manager and
                                                             administrator (fifteen since 2005); Chief
                                                             Compliance Officer, Lehman Brothers Asset
                                                             Management Inc. since 2003; Chief
                                                             Compliance Officer, Lehman Brothers
                                                             Alternative Investment Management LLC
                                                             since 2003; formerly, Vice President, UBS
                                                             Global Asset Management (US) Inc.
                                                             (formerly, Mitchell Hutchins Asset
                                                             Management, a wholly-owned subsidiary of
                                                             PaineWebber Inc.) from 1997-2003.

----------
(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

NOTICE TO SHAREHOLDERS (UNAUDITED)

Under most state tax laws, mutual fund dividends which are derived from direct investments in U.S. Government obligations are not taxable, as long as a Fund meets certain requirements. Some states require that a Fund must provide shareholders with a written notice, within 60 days of the close of a Fund's taxable year, designating the portion of the dividends which represents interest which those states consider to have been earned on U.S. Government obligations. The chart below shows the percentage of income derived from such investments for the twelve months ended October 31, 2005. This information should not be used to complete your tax returns.

                                                          OTHER DIRECT U.S.     OTHER INDIRECT U.S.
                                        U.S. TREASURY            GOVERNMENT              GOVERNMENT     REPURCHASE
NEUBERGER BERMAN                          OBLIGATIONS           OBLIGATIONS             OBLIGATIONS     AGREEMENTS
------------------------------------------------------------------------------------------------------------------
GOVERNMENT MONEY FUND                            23.0%                 39.2%                   36.1%           0.8%
CASH RESERVES                                     0.9                   1.7                     0.8            0.2
LIMITED MATURITY BOND FUND                        5.5                   4.6                     7.0            2.3
HIGH INCOME BOND FUND                             0.0                   0.0                     0.0            0.9

In January 2006, you will receive information to be used in filing your 2005 tax returns, which will include a notice of the exact tax status of all dividends paid to you by each Fund during calendar year 2005. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

Neuberger Berman Municipal Securities Trust hereby designates $167,792 as a capital gain distribution.

For the fiscal year ended October 31, 2005, the percentages representing the portion of distributions from net investment income, which are exempt from federal income tax, other than alternative minimum tax are as follows:

NEUBERGER BERMAN
-----------------------------------------------------
MUNICIPAL MONEY FUND                            100.0%
MUNICIPAL SECURITIES TRUST FUND                 99.98

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS

At a meeting held on September 21, 2005, the Board of Trustees ("Board") of Neuberger Berman Income Funds, including the Trustees who are not "interested persons" of the Trust ("Independent Fund Trustees"), approved continuance of the Management and Sub-Advisory Agreements ("Agreements") for Neuberger Berman Cash Reserves, Neuberger Berman Government Money Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Limited Maturity Bond Fund, Neuberger Berman Municipal Money Fund and Neuberger Berman Municipal Securities Trust (each a "Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services to be provided by Management and Neuberger; (2) the performance of each Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services to be provided and profits historically realized by Management and its affiliates from the relationship with the Funds; (4) the extent to which economies of scale might be realized as each Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in each Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements and whether the Agreements were in the best interests of each Fund and its shareholders. The Board considered, with respect to each Fund, the nature, extent and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Funds. The Board requested and evaluated a report from Management and Neuberger that addressed specific factors designed to inform the Board's consideration of these and other issues. The Board also retained an independent consultant to provide additional data.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of each Fund and the degree of risk undertaken by the portfolio manager(s). The Board considered the experience and staffing of portfolio management and the investment research personnel of Management and Neuberger dedicated to performing services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Funds. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of each Fund, the Board considered the short-, intermediate- and long-term performance of each Fund relative to its benchmark and a peer group of investment companies pursuing broadly similar strategies. The Board also considered long-term performance in relation to the degree of risk undertaken by the portfolio manager(s). In the case of those Funds that had underperformed their peer group and/or relevant market indices, the Board discussed each Fund's performance with Management and discussed steps that Management had taken, or intended to take, to improve each Fund's performance. The Board also considered Management's resources and responsiveness with respect to the Funds that experienced lagging performance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates. The Board also considered the profitability of Management and its affiliates from their association with the Funds.

The Board received a detailed report from an independent consultant that compares each Fund's management fee and overall expense ratio to a peer group of comparable funds. The Board considered the range and average of the management fees and expense ratios of the peer group. Where a Fund's actual management fee was higher than the peer group median, the Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is reflective of an "at cost" basis and there is no profit to Neuberger with regard to these fees.

The Board considered each Fund's overall expenses in relation to the overall expenses of the peer group median. In addition, the Board considered the contractual limits on Fund expenses undertaken by Management for Neuberger Berman Cash Reserves, Neuberger Berman High Income Bond Fund, Neuberger Berman Limited Maturity Bond Fund and Neuberger Berman Municipal Securities Trust, and the management fee waivers undertaken for Neuberger Berman Cash Reserves and Neuberger Berman Government Money Fund. The Board noted that Management incurred a loss on Neuberger Berman Municipal Securities Trust on an after-tax basis.

The Board considered whether there were other funds that were sub-advised by Management or its affiliates or separate accounts managed by Management with similar investment objectives, policies and strategies as the Funds. The Board noted that there were no comparable sub-advised funds. The Board compared the fees charged to comparable separate accounts to the fees charged to the Funds at various asset levels. The Board considered the appropriateness and reasonableness of the differences between the fees charged between each Fund and the comparable separate accounts and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any actual or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Funds were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to each Fund, the Board reviewed specific data as to Management's profit or loss on each Fund for a recent period and the trend in profit or loss over recent years. The Board also carefully examined Management's cost allocation methodology and had an independent expert review the methodology. It also reviewed an analysis from an independent data service on investment management profitability margins. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by the Funds and by other clients of Management and Neuberger from such services. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Funds and, based on its review, concluded it was satisfied that Management's level of profitability from its relationship with the Funds was not excessive.

CONCLUSIONS

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of each Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to each Fund; the performance of each Fund was satisfactory over time or, in the case of underperforming Funds, that it retained confidence in Management's and Neuberger's capabilities to manage the Funds; that each Fund's fee structure appeared to the Board to be reasonable given the quality of services expected to be provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Funds were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to each Fund.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

[NEUBERGER BERMAN LOGO]

A LEHMAN BROTHERS COMPANY

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
SHAREHOLDER SERVICES
800.877.9700
INSTITUTIONAL SERVICES
800.366.6264
www.nb.com

[RECYCLED SYMBOL] BO778 12/05

ITEM 2. CODE OF ETHICS

The Board of Neuberger Berman Income Funds ("Registrant") adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics"). A copy of the Code of Ethics is filed as Exhibit 12(a)(1) to this Form N-CSR. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant's audit committee financial experts are John Cannon and Howard Mileaf. Mr. Cannon and Mr. Mileaf are independent directors as defined by Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

The financial information provided below is that of the registrant, Neuberger Berman Income Funds. This N-CSR relates only to Neuberger Berman Municipal Securities Trust, Strategic Income Fund, Cash Reserves, Government Money Fund, High Income Bond Fund, Limited Maturity Bond Fund, and Lehman Brothers Municipal Money Fund, each a series of Neuberger Berman Income Funds (collectively, the "Funds"). Ernst & Young, LLP ("E&Y") serves as independent registered public accounting firm to the Funds.

(a) Audit Fees
    ----------

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $215,900 and $215,600 for the fiscal years ended 2004 and 2005, respectively.

(b) Audit-Related Fees
    ------------------

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported above in AUDIT FEES were $0 and $0 for the fiscal years ended 2004 and 2005, respectively.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2004 and 2005, respectively.

(c) Tax Fees
    --------

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $69,800 and $61,200 for the fiscal years ended 2004 and 2005, respectively. The nature of the services provided were tax compliance, tax advice, and tax planning. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2004 and 2005, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2004 and 2005, respectively.

(d) All Other Fees
    --------------

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in AUDIT FEES, AUDIT-RELATED FEES, and TAX FEES were $0 and $0 for the fiscal years ended 2004 and 2005, respectively.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in AUDIT FEES, AUDIT-RELATED FEES, and TAX FEES that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2004 and 2005, respectively.

(e) Audit Committee's Pre-pproval Policies and Procedures
    ------------------------------------------------------

(1) The Audit Committee's pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to the Chair of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons
    ---------------------------------

Not applicable.

(g) Non-audit Fees
    --------------

Non-audit fees billed by E&Y for services rendered to the Registrant were $69,800 and $61,200 for the fiscal years ended 2004 and 2005, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $146,100 and $154,400 for the fiscal years ended 2004 and 2005, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining Ernst & Young's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to the Registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments for each series is disclosed in the Registrant's Annual Report, which is included as Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to the Registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 11. CONTROLS AND PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act")) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) A copy of the Code of Ethics is filed herewith.

(a)(2) The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") are attached hereto.

(a)(3) Not applicable to the Registrant.

(b) The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are attached hereto.

The certifications provided pursuant to Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Income Funds


By:   /s/ Peter E. Sundman
   ------------------------
      Peter E. Sundman
      Chief Executive Officer

Date:  January 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By:   /s/ Peter E. Sundman
   ------------------------
      Peter E. Sundman
      Chief Executive Officer

Date:  January 9, 2006



By:   /s/ John M. McGovern
   ------------------------
      John M. McGovern
      Treasurer and Principal Financial
      and Accounting Officer

Date:  January 9, 2006